UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1. Reports to Stockholders
Annual report
Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust)
US equities
Macquarie Large Cap Value Portfolio
..
US fixed income
Macquarie Core Plus Bond Portfolio
..
Macquarie High Yield Bond Portfolio
..
International equities
Macquarie Emerging Markets Portfolio
..
Macquarie Emerging Markets Portfolio II
..
Macquarie Labor Select International Equity Portfolio
..
October 31, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Portfolio's shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Portfolio or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 231-8002. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with Macquarie Institutional Portfolios or your financial intermediary.

Macquarie Institutional Portfolios
Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust) are designed exclusively for institutional investors and high net worth individuals. Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for Macquarie Emerging Markets Portfolio* and Macquarie Labor Select International Equity Portfolio.
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus carefully before investing. Performance includes reinvestment of all distributions.
The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of MIMBT, which is a registered investment advisor.
Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals. Macquarie Institutional Portfolios are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust (MIMBT), Macquarie Management Holdings, Inc., and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide. Institutional investment management is provided by Macquarie Investment Management Advisers (MIMA), a series of MIMBT. MIMBT is a US registered investment advisor, and may not be able to provide investment advisory services to certain clients in certain jurisdictions.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Portfolios are governed by US laws and regulations.
*Closed to new investors.
© 2020 Macquarie Management Holdings, Inc.
All third-party marks cited are the property of their respective owners.

Portfolio management review (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Large Cap Value Portfolio
October 31, 2020
Investment objective
The Portfolio seeks long-term capital appreciation.
For the fiscal year ended October 31, 2020, Macquarie Large Cap Value Portfolio returned -10.30% at net asset value (NAV) with all distributions reinvested. This result trailed the Portfolio’s benchmark, the Russell 1000® Value Index, which returned -7.57% for the same period. Complete annualized performance for Macquarie Large Cap Value Portfolio is shown on the table on page 14.
During the Portfolio’s fiscal year, the COVID-19 outbreak turned into a global pandemic, causing severe economic and humanitarian disruptions. Governments moved to curtail human interaction, which interrupted commerce and daily life for billions of people. Central bankers and policymakers around the world responded by authorizing fiscal and monetary support programs worth trillions of dollars.
The pandemic and resulting government policy responses caused extraordinary fluctuations in the stock market. After hitting a new all-time high in mid-February, the broad market S&P 500® Index plunged into bear market territory, declining 30%, the fastest drop of this magnitude in its history. The index then jumped 17% in late March – its biggest three-day gain since 1933 – when a massive fiscal stimulus package worked its way through US Congress. From that point, stocks continued to rally strongly. In early September, the S&P 500 Index hit a new all-time high before modestly retreating amid mounting uncertainty about the US election and ongoing economic difficulties.
Investments in the energy sector were the largest detractors from the Portfolio’s performance. Shares of exploration and production companies Marathon Oil Corp. and Occidental Petroleum Corp., both of which are highly sensitive to fluctuations in oil prices, experienced significant stock-price declines when crude oil demand dropped significantly early in the pandemic. Given our team’s view that demand for oil could remain weak for an extended period, and cash-flow generation at these businesses could remain depressed, we opted to sell these positions from the Portfolio.
The Portfolio’s holdings in the industrials sector also resulted in relative underperformance. Aerospace and defense company Raytheon Technologies Corp. was the laggard in this group. The company formed in April when Raytheon Co. merged with United Technologies Corp. Raytheon Technologies’ commercial aerospace exposure has been a source of concern for investors during the downturn. The company expressed a conservative outlook for its free cash flow in 2020 and delayed its timeframe for an expected recovery in the aerospace industry. Meanwhile, the firm’s defense segment continued to post strong financial results with a significant increase in its business. As of October 31, Raytheon Technologies’
shares remained attractively valued, in the team’s view, and appeared to have priced in many challenges facing its business.
The Portfolio’s holding in multifamily housing real estate investment trust (REIT) Equity Residential was another notable detractor. Pandemic-related pressure on rent and occupancy levels challenged Equity Residential’s business in some of the company’s core urban markets. Additionally, REITs in other more highly valued market areas that are less exposed to COVID-19 – such as storage, data centers, and cell towers – continued to garner investor interest. Despite the near-term challenges facing the multifamily housing space, we remain positive about Equity Residential’s prospects over the next three to five years. It has one of the strongest balance sheet and capital positions among its peers, and the stock is trading near an all-time low valuation. When the economy reopens more, we expect Equity Residential will see its fundamentals stabilize and eventually improve. Meanwhile, we believe the company’s balance sheet and diversified property portfolio should continue to provide support at current valuation levels.
Investments in the information technology sector were the largest contributors to the Portfolio’s relative returns. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, led the group. The company has seen relatively steady demand for many of its products and services, and it has benefited from several broad trends, including growing demand for servers, storage, mobility, and security. As of the end of the fiscal period, the team believes Broadcom has attractive cash flow dynamics, remaining upside potential in its stock, and an attractive dividend yield.
The Portfolio’s holdings in the consumer staples sector also contributed to relative performance. Conagra Brands Inc., a leading packaged-food company, was a solid contributor. Strength in demand for packaged food buoyed Conagra’s shares, which led to higher-than-expected organic sales growth at the company. Conagra also made further progress in reducing the leverage it took on with its 2018 acquisition of Pinnacle Foods. The company also declared a large dividend increase when it announced earnings results for its most recent fiscal quarter.
The Portfolio’s holding in home improvement retailer Lowe’s Companies Inc. was another notable contributor. The company continued to benefit from ongoing strength in consumer spending on home improvements and stronger operational execution stemming from CEO Marvin Ellison’s recent business transformation initiatives. As of fiscal period end, the team sees Lowe’s shares as reasonably valued. That said, given the stock’s impressive performance in recent years, the team is assessing its potential risk-reward profile relative to other opportunities in the consumer discretionary sector.

As the end of the Portfolio’s fiscal year approached, the stock market’s rise seemed driven more by momentum and speculation than by signs of lasting fundamental improvement in areas such as corporate earnings and economic activity. Once again, a key support for stocks was the US Federal Reserve, which signaled that monetary policy would likely remain very accommodative for years to come. In this environment, we saw lingering uncertainties associated with the coronavirus pandemic and remained focused on companies with more defensible business models that, in our view, could navigate through more adverse market conditions.
The Portfolio’s positioning remained somewhat defensive. For example, there were underweights in the energy and financials sectors, an overweight in healthcare, and less cyclical (less economically sensitive) positioning in the consumer discretionary and information technology sectors. Even as the Portfolio lagged the benchmark during the period – especially in the last few months as investors rotated into more speculative stocks – we were not inclined to chase the rally because we did not believe long-term fundamentals justified these stocks’ leadership. As of fiscal period end, we continued to emphasize higher quality, undervalued investment opportunities we believed had the potential to contribute to strong long-term performance.
The views expressed are current as of the date of this report and are subject to change.    3

Portfolio management review (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
October 31, 2020
Investment objective
The Portfolio seeks maximum long-term total return, consistent with reasonable risk.
For the fiscal year ended October 31, 2020, Macquarie Core Plus Bond Portfolio gained 8.02% at net asset value with all distributions reinvested. The Portfolio’s benchmark, the Bloomberg Barclays US Aggregate Index, gained 6.19% for the same period. Complete annualized performance for Macquarie Core Plus Bond Portfolio is shown in the table on page 16.
In a difficult year, higher-beta (more volatile) fixed income assets, such as high yield bonds and emerging market bonds, trailed the broad fixed income market for the 12-month period ended October 31, 2020, despite the benefit of the US Federal Reserve’s aggressive stimulus measures introduced in March.
Shortly before the Portfolio’s fiscal year began, in the summer of 2019, the Fed reversed its monetary policy in response to slowing global growth and a yield-curve inversion. After adhering to a monetary tightening cycle since 2015 and gradually normalized interest rates, the Federal Open Market Committee reverted to monetary easing with three 0.25-percentage-point rate cuts from late July through October. The reductions provided capital markets with greater confidence that central bank support could stabilize the economy, and created a strong tailwind for risk assets, which generally performed well through year-end 2019 and into early 2020.
The economic backdrop reversed in February and March when it became clear that widespread strong lockdown measures would be needed to control the spread of the global coronavirus pandemic. A market meltdown in early March was halted by rapid and aggressive fiscal stimulus measures and liquidity support from the Fed and other central banks. That enabled risk assets to rally strongly from late-March lows through the end of the fiscal year.
In a volatile year that included periods of both outperformance and underperformance, the Portfolio significantly outpaced its benchmark overall for the 12-month period, benefiting from timely shifts in exposure to risk and overall positive yield-curve management.
As calendar 2019 wound down, we increased the Portfolio's “capital cushion” by adding exposure to US Treasurys and mortgage-backed securities (MBS). By early 2020, the capital cushion had grown to more than 40% of the Portfolio, which gave the portfolio additional liquidity as markets became more volatile.
As the pandemic took hold and an economic stoppage ensued, the Portfolio significantly underperformed its benchmark. Nearly one-third of the Portfolio’s assets were in investment grade, high yield corporate, and emerging market bonds, all of which trailed the benchmark during the risk-off period. When the fiscal and monetary tide shifted in late March, however, and higher-risk sectors rallied, the Portfolio’s performance relative to its benchmark and peer group began to improve materially, and we began to draw down the capital cushion. By the end of the second quarter of 2020, we had reduced this allocation from 40% to about 25% by redeploying capital into investment grade corporate credit as well as high yield and emerging markets, the Portfolio’s structural “plus” component.
This more-aggressive positioning as the economy and capital markets recovered was a key contributor to the Portfolio’s performance. We increased the Portfolio’s exposure to these higher-risk, higher-return segments to levels exceeding our earlier exposure. That strong tailwind carried the Portfolio through the rest of the fiscal year.
Elsewhere, yield-curve management was an important contributor to overall performance as the Portfolio was positioned for a steepening yield curve.
An overweight to – and good security selection within – BBB-rated bonds helped the Portfolio’s relative performance during the fiscal year. Within this credit tier, energy performed well, in large part driven by security selection. One energy holding, Noble Energy Inc., was purchased by Chevron Corp., a company with much higher credit quality. Noble rallied materially during the summer. Selling into strength, the Portfolio ended the year with a small position, down significantly from its exposure at the time of the merger.
The Portfolio also held coronavirus-related names, where volatility presented opportunities for us to add to the structural-plus components of the Portfolio, including companies affected by
COVID-19 that were seeking liquidity. One example is Delta Air Lines Inc. We found value in Delta’s first-lien (secured) bonds, which the Portfolio still owns. Home improvement chain Lowe’s Companies Inc. also needed to source liquidity, and it continues to be a core holding in the Portfolio.
Positive security selection within agency MBS also contributed to the Portfolio’s returns.
In terms of what didn’t work, relative to the benchmark, high yield bonds and emerging market bonds detracted from returns. Among emerging market bonds, the Portfolio had exposure to Latin Airlines Group S.A., the largest South American airline by passenger volume. The company announced a voluntary Chapter 11 restructuring primarily because of COVID-19, and we exited the Portfolio’s position entirely when we saw a bit of strength following the bankruptcy proceeding.
The decline in commodity prices and the downgrading of its credit rating hurt Murphy Oil Corp., an oil and gas exploration and production company. We saw signs of improvement in its second- and third-quarter earnings. From a fundamental perspective, we think the company is executing well in a difficult environment, and the Portfolio continues to own it. Another detractor within energy was Oasis Petroleum Inc., which faced fundamental challenges, leading the company to file Chapter 11 bankruptcy. The Portfolio no longer holds the position.
Offsetting solid security selection within agency MBS, exposure to certain nonagency MBS and an overweight to commercial mortgage-backed securities (CMBS) detracted from performance.
The backdrop for risk has continued to evolve along with the political landscape and the challenges posed by the virus. We still believe there is risk of a policy mistake, particularly on the fiscal side, heading into 2021. Central banks have appeared willing to do all they can to support economies. The US election risk is largely behind us, but uncertainty remains regarding the transition to a new administration. With a likely continuation of split government, markets have responded favorably to the possibility of moderate legislative policies.
As central-bank support has helped tighten spreads and push up asset prices across the board, we may consider increasing the Portfolio’s capital cushion slightly once again. But overall, we remain comfortable with the Portfolio’s risk profile.
In this low rate environment, income is an important component of fixed income total returns. As we move into 2021, we continue to seek opportunities to find smart yield (yield with attractive risk-adjusted characteristics). We continue to search for credit issuers and securitized structures that we believe can survive these uncertain times.
We believe we have positioned the Portfolio to out-yield its benchmark by carrying an overweight to spread product through investment grade corporate credit, CMBS, and structural plus sectors such as high yield and emerging market bonds. For now, we don’t anticipate a major shift in the Portfolio’s asset allocation.
The Portfolio used derivatives during the fiscal year, primarily for risk management purposes, including the use of interest rate futures to manage yield-curve risk and broader portfolio risks, and interest rate options to protect against large changes in interest rates. The Portfolio used currency forwards to hedge non-US dollar risk back to US dollars. The Portfolio also used foreign exchange (FX) forwards to gain access to a given currency, though we generally do this more directly through the bond market. Overall, derivatives contributed to the Portfolio’s performance for the fiscal year, primarily through the use of interest rate futures.
The views expressed are current as of the date of this report and are subject to change.    5

Portfolio management review (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
October 31, 2020
Investment objective
The Portfolio seeks high total return.
For the fiscal year ended October 31, 2020, Macquarie High Yield Bond Portfolio gained 4.38% at net asset value (NAV) with all distributions reinvested. For the same period, the Portfolio’s benchmark, the ICE BofA US High Yield Constrained Index, gained 2.44%. Complete annualized performance for Macquarie High Yield Bond Portfolio is shown in the table on page 19.
The first quarter of the Portfolio’s fiscal year presented a relatively benign market environment compared with the tumultuous months that followed. From the beginning of November 2019 through January 2020, investors reacted to the up-and-down progress in the negotiations of the US-China trade deal. Abroad, oil prices were disrupted following the bombing of refineries in Saudi Arabia.
In the United States, concerns over weakening manufacturing and an inverted yield curve seemed to be resolved as the US Federal Reserve cut interest rates by 25 basis points and unemployment reached record lows. High yield bonds benefited, showing modest coupon-driven gains. (A basis point equals one hundredth of a percentage point.)
The positive news ended abruptly in February amid reports that a novel coronavirus was spreading widely outside of China. Over the ensuing four weeks, large swaths of the US economy were shuttered. Some high yield bond prices plunged 20% or more, and spreads widened to nearly 1,100 basis points over Treasurys. Fortunately, in late March, both Congress and the Fed stepped in with unprecedented amounts of fiscal and monetary relief for an economy in need of life support. Investors responded as intended and the pandemic-induced selloff in virtually all risk assets abated almost as abruptly it had begun.
As part of its monetary rescue package, the Fed pledged to be an available lender of last resort to certain investors in sub-investment-grade credit. This was unprecedented, and some investors interpreted it as a promise to backstop the entire sector if needed. As the economy reopened near the end of the Portfolio’s fiscal year, high yield spreads fell roughly 550 basis points to stand a mere 100 basis points above January’s pre-COVID-19 level.
In part, the rally in high yield was powered by inflows of $35 billion, the vast majority of which materialized after the government’s economic resuscitation efforts in March. Notably, some of the late-period demand for BB-rated securities originated from investors not generally considered buyers of high yield. We were not surprised, considering that the yields on Treasurys, the traditional flight-to-quality instruments, were 0.11% (3-month), 0.17% (1-year), and 0.70% (10-year) on March 31, 2020. At these levels, the relatively sound fundamentals of companies in the top tier of the high yield universe seemed to represent favorable value for investors. Issuing companies also benefited as low rates and tightening spreads encouraged them to build cash reserves and refinance existing debt.
The volatile environment for financial assets sparked sudden shifts in leadership among the various credit tiers of the high yield market. BB-rated debt outperformed during the selloff that began in February, and CCC-rated bonds led the rebound during the risk-on rally in June and August. As the fiscal year ended, however, leadership reverted to BB-rated bonds as investors paused ahead of election results and anticipated a long, slow, and possibly incomplete recovery from the pandemic-induced recession.
Among industry groups, energy – representing about 10% of the high yield universe – was a major laggard. A price war between Russia and Saudi Arabia dovetailed with the catastrophic collapse in worldwide demand to produce a precipitous drop in oil prices that pressured highly levered producers. Predictably, COVID-19 also affected industries such as gaming, restaurants, and airlines, which underperformed. Although often viewed as a safe haven, the broadcasting sector lagged as well amid concerns about valuations and advertising revenue. Outperforming groups included technology, which rode a powerful wave of investor interest in companies deemed well adapted to a stay-at-home economy, and traditional defensive sectors such as healthcare, financials, and utilities.
The Portfolio retained an overweight position in defensive sectors relative to the benchmark during much of the fiscal year. This reflected both our usual fundamentals-driven approach to risk taking and our ability to make what we viewed as an opportunistic move in response to modestly extended valuations in many sectors of the high yield market. As the pandemic gripped investor sentiment in March, we sold select names that we deemed to be particularly vulnerable to economic fallout from COVID-related changes in consumer demand. Those liquidations temporarily raised the Portfolio’s cash position to roughly 6% of assets, an unusually high allocation for the Portfolio.
Counterintuitively, the securities that investors liquidated in the early stages of the pandemic were in the higher-quality segment of the market. Lower-rated credits became seemingly so illiquid as to be virtually untradable at anything other than fire-sale prices. However, after the Fed injected liquidity into the financial system in late March, we deployed the Portfolio’s excess cash into bonds that we believed were targets of liquidity-based selling. This tactic played out favorably over the remainder of the fiscal year. In effect, the Portfolio’s cash positioning allowed us to buy when others were selling and to sell when others were buying.
At the sector level, the Portfolio’s allocation to telecommunications, technology, and energy companies outperformed the benchmark because of strong security selection within the telecommunications and technology sectors and an underweight within the energy sector. Conversely, the Portfolio’s positions within the basic industry sector detracted from performance due to credit selection within the chemicals subsector and an underweight to the homebuilders subsector. The Portfolio also underperformed in the media-advertising sector due to poor credit selection.
Among individual holdings, BMC Software Inc. and Sprint Corp. contributed to outperformance. Both companies continued to exhibit solid credit profiles even in the face of a fast-weakening economy. These companies enjoyed the additional benefit of operating in defensive sectors of the high yield market (technology and telecommunications, respectively), which risk-averse investors tend to prefer. The Portfolio’s position in mining company
Freeport-McMoRan Copper & Gold Inc. also outperformed on soaring gold and copper prices.
The Portfolio’s positions in energy-related businesses
Summit Midstream Partners LP, Oasis Petroleum Inc., and Chesapeake Energy Corp. detracted from relative performance. As noted previously, the steep drop in crude oil prices earlier in the calendar year affected the balance sheets of many lower-quality, highly levered companies in the oil and gas industry.
As the new fiscal year begins, the Portfolio is conservatively positioned with an overweight of BB-rated bonds – the top credit rung of high yield bonds. We also maintain a slight overweight to CCC-rated debt. Significantly, the bulk of that allocation is to four insurance and broker companies in the financial sector that our internal research suggests could more appropriately be B-rated. Absent those names, the Portfolio is underweight the CCC-rated segment of the market, as well as the B-rated group.
From a macroeconomic standpoint, we believe the near-term outlook is unusually opaque: Much will depend upon the development of a vaccine and other treatments for the coronavirus that allow consumers and businesses to feel comfortable resuming their normal lives. At this writing, we believe no one can say with complete certainty what the outcome will be. A significant number of companies have declined to provide earnings guidance for the remainder of the year, resulting in an unprecedented lack of visibility.
However ambiguous the economic outlook may seem, we will continue to build the Portfolio based on bottom-up (bond-by-bond), company-level credit research. This is our usual approach to the high yield sector, and we believe it is particularly well suited to current market conditions.
The views expressed are current as of the date of this report and are subject to change.    7

Portfolio management review (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio
October 31, 2020
Investment objective
The Portfolio seeks long-term capital appreciation.
For the fiscal year ended October 31, 2020, Macquarie Emerging Markets Portfolio gained 2.16% at net asset value (NAV) with all distributions reinvested. This result lagged the Portfolio’s benchmark, the MSCI Emerging Markets Index, which advanced 8.62% (gross) and 8.25% (net) for the same period. Complete annualized performance for Macquarie Emerging Markets Portfolio is shown in the table on page 22.
This fiscal year presented investors with two very different market environments: before and after COVID-19. The period from the beginning of November 2019 through much of March 2020 was the world we knew. The remaining months presented us with arguably the most devastating event for the global economy in our lifetimes.
For emerging markets, the effects of COVID-19 had vast divergences. For example, while Asian markets were up 20% for the 12-month period, other regions floundered, including Latin America, down 33%, and Eastern Europe, down 30%. Critically, with Asia making up 80% of the benchmark, Asian markets anchored emerging markets’ positive returns. Ironically, Asia, where the pandemic started, has coped with its consequences more effectively than anywhere else in the world.
Another marked divergence for the fiscal period was the dispersion between value and growth stocks. The MSCI Emerging Markets Growth Index, up 26%, dramatically outperformed the MSCI Emerging Markets Value Index, which lost 8.5%. More staggering still: China growth rose 74% for the fiscal period, while China value was down 0.3%. These numbers explain most of the Portfolio’s underperformance relative to its benchmark. As a value manager, when Chinese growth achieves 74%, it’s virtually impossible for us to keep pace. Our stock selection in China hurt the Portfolio relative to the benchmark: The overall Chinese market was up about 35% while the Portfolio gained about 17%.
The dominance of growth companies, which has continued in recent years, accelerated, and grew in impact during the pandemic. Technology’s structural growth is driving its integration into virtually every aspect of modern life. Current stay-at-home mandates and locked-down populations and their reliance on technology are just one part of this trend. Many of the world’s leading technology companies are based in the strongest-performing countries, including China (+35%), South Korea (+14%), and Taiwan (+26%).
Looking at sectors more broadly, COVID-19 largely dictated the huge divergence between winners and losers. Communications services (+33%), consumer discretionary (+47%), healthcare (+31%), and information technology (IT) (+35%) flourished in this environment.
Our overweight to IT helped the Portfolio’s relative performance while our underweights to communications services and consumer discretionary hurt performance. Among the weakest-performing sectors were energy (-30%), utilities (-21%), financials (-20%), and real estate (-15%). The lack of a position in utilities contributed to the Portfolio's performance.
In terms of top-down country weights, the Portfolio benefited from our underweights to Thailand, South Africa, and the Philippines. Regionally, the Portfolio benefited from our overweight to outperforming Asia and our underweight to Europe, the Middle East, and Africa (EMEA) as those regions lagged rather significantly. Finally, despite returns of -3.7% for the Indian market as a whole and our overweight to India, we added value through strong stock selection there. The Portfolio’s strongest performers included software providers HCL Technologies Ltd. (+40%) and Infosys Ltd. (+51%).
Both HCL Technologies and Infosys are stable businesses with strong balance sheets. Additionally, both companies have a high stream of annuity-type revenue from ongoing clients and are diversified across many industries. As the world becomes increasingly digitalized, both companies have benefited from the greater demand for software services across the board. We’re not pleased as value managers when some investors place almost all technology companies exclusively in the growth “bucket” since we can attest that many technology companies can still be undervalued and attractively valued. We think HCL and Infosys are strong cases in point.
The Portfolio’s South Korean position, LG Chem Ltd., also strongly boosted absolute performance. LG Chem returned just more than 100% for the Portfolio. Although the company is also a manufacturer of petrochemicals, its strong performance was due to its position as one of the world’s largest providers of batteries for electric vehicles.
COVID-19 negatively affected the Portfolio’s weakest-performing holdings – Sasol Ltd., Embraer S.A., and Fibra Uno Administracion S.A. de CV.
South African-based Sasol is an energy and materials company. Prior to the pandemic, Sasol held what we considered to be a reasonable amount of debt on its books. However, COVID-19, delays, and cost overruns at the ethylene cracker plant the company was building in the United States resulted in a more highly leveraged balance sheet. This, along with other financial stresses, weighed heavily on Sasol’s share price. At its weakest, the stock was down more than 80%. It cost the Portfolio about 130 basis points (a basis point equals one hundredth of a percentage point).
Prior to COVID-19, we had anticipated Boeing’s purchase of the commercial jet division of Embraer, the Brazilian regional jet manufacturer. Once COVID-19 arrived, no one was flying or purchasing planes. We sold the Portfolio’s holding in Embraer just prior to Boeing’s announcement that it was withdrawing from the deal. Still, the stock’s decline meant a loss of about 70% for the Portfolio, costing it approximately 125 basis points.
The Portfolio’s holding in Fibra Uno, the Mexican real estate investment trust (REIT), was down nearly 50%. As a commercial real estate company, Fibra Uno faced multiple concerns. These included customers’ ability to pay their rent, as well as the uncertain effects of current working-from-home trends on office space demand and commercial real estate properties in general.
Sasol, Embraer, and Fibra Uno were blindsided by COVID-19, with the pandemic completely changing their outlook. By the end of the fiscal year, we had sold out of all three positions. In fact, during March and April, we revisited the entire portfolio, reappraising every holding in the light of COVID-19. We sold most stocks that we considered vulnerable.
At that time, we looked to invest in – and we continue to seek out – stocks that we believe have greater resilience, companies with strong net cash balance sheets, and businesses that we believe generally can continue operating with some level of normality despite
COVID-19. As a result, by the end of the fiscal year, we had increased the Portfolio’s exposure to technology-related, healthcare, and consumer staples companies, and reduced its exposure to banks, energy, and industrials. Approximately two-thirds of the Portfolio was positioned in companies with net cash on their balance sheets, with a return on equity (ROE) of about 16% versus the benchmark’s 13%: We believe these are strong indicators of the quality of these holdings.
The Portfolio utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.
The views expressed are current as of the date of this report and are subject to change.    9

Portfolio management review (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio II
October 31, 2020
Investment objective
The Portfolio seeks long-term capital appreciation.
For the fiscal year ended October 31, 2020, Macquarie Emerging Markets Portfolio II gained 20.79% at net asset value (NAV) with all distributions reinvested. This result outpaced the Portfolio’s benchmark, the MSCI Emerging Markets Index, which advanced 8.62% (gross) and 8.25% (net) for the same period. Complete annualized performance for Macquarie Emerging Markets Portfolio II is shown in the table on page 24.
The MSCI Emerging Markets Index rose during the 12-month period ended October 31, 2020. Early in the fiscal year, emerging market countries experienced sharp declines amid a market backdrop accented by extreme equity volatility, flight to safety, US dollar strength, collapsing oil prices, and sharp declines in economic activity. Global equity markets, however, rallied as they responded favorably to central banks’ monetary stimulus and the easing of COVID-19 restrictions in several countries. Optimism generated by reopening economies also underpinned a sharp recovery in commodities prices, including copper and oil.
In India, the Portfolio’s overweight position in Reliance Industries Ltd. contributed to performance during the fiscal year. The company continued deleveraging its balance sheet through strategic stake sales of its digital and retail businesses.
China contributed to the Portfolio’s relative performance due to favorable stock selection. Shares of white liquor companies Wuliangye Yibin Co. Ltd. and Kweichow Moutai Co. Ltd. outperformed as pricing in the premium segment remained resilient. Additionally, the Portfolio participated in several initial public offerings that, overall, contributed to performance.
In Taiwan, shares of MediaTek Inc. outperformed as growing demand for 5G wireless networking products improved the company’s profitability. Shares of Taiwan Semiconductor Manufacturing Co. Ltd. outperformed as demand for the company’s leading-edge technology has been resilient.
In Brazil, the Portfolio’s overweight position in B2W Companhia Digital contributed to relative performance. The company gained market share as the COVID-19 pandemic accelerated a shift in purchasing from retail stores to online channels.
The Portfolio’s underweight position in South Africa was favorable in terms of asset allocation.
Conversely, Mexico detracted the most from relative performance due to the Portfolio’s overweight allocation and unfavorable stock selection. A weaker macroeconomic outlook weighed on shares of Banco Santander Mexico S.A. Shares of Grupo Televisa SAB
sold off as leveraged companies were more severely impacted in the first half of 2020, while we believe the weak economy may have negatively affected advertising demand. The Portfolio’s position in Coca-Cola Femsa SAB de CV also underperformed despite its business having more stable characteristics. We believe these franchises all remain fundamentally sound and that valuations already reflect weakness in their business outlooks; therefore, we continue to hold these companies in the Portfolio.
In South Korea, shares of SK Telecom Co. Ltd. detracted from relative performance. The combination of regulatory pressure on pricing and the company’s investment in 5G infrastructure weighed on profitability. We expect earnings performance to improve in the coming years, supported by 5G adoption and a contribution from the company’s investment in SK Hynix Inc.
In Russia, shares of Rosneft Oil Co. PJSC and Gazprom PJSC underperformed due to the weakening outlook for demand in the energy sector. We believe both of these companies remain highly cost-competitive and profitable. Finally, the Portfolio’s underweight position in Alibaba Group Holding Ltd. and lack of exposure to Meituan Dianping in China were unfavorable, as these stocks significantly outperformed.
Among sectors, consumer staples and information technology contributed the most to the Portfolio’s relative performance. In contrast, the communication services sector detracted the most from relative performance due to the Portfolio’s positions in Grupo Televisa and SK Telecom.
With COVID-19 still a focal point underpinning economic activity and policy making, markets are likely to remain volatile, in our view. Over the long term, we continue to believe that some trends will likely persist, including greater technology adoption, industry consolidation, consumption premiumization, accommodative monetary policy, and improvements in corporate governance.
Our strategy remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we believe could benefit from long-term changes in how people in emerging markets live and work.
Among countries, we currently hold overweight positions in South Korea, Russia, Taiwan, and Brazil. Conversely, we are currently underweight China, South Africa, Saudi Arabia, and Thailand. Sectors we currently favor include communication services, consumer staples, technology, and energy (largely due to the Portfolio’s holding, Reliance Industries). We are most underweight to financials.
The Portfolio utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.
The views expressed are current as of the date of this report and are subject to change.    11

Portfolio management review (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Labor Select International Equity Portfolio
October 31, 2020
Investment objective
The Portfolio seeks maximum long-term total return.
For the fiscal year ended October 31, 2020, Macquarie Labor Select International Equity Portfolio returned -19.01% at net asset value (NAV). This result lagged the Portfolio’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, which returned -6.46% (gross) and -6.86% (net). Complete annualized performance for Macquarie Labor Select International Equity Portfolio is shown in the table on page 26.
As the world continues to struggle with the COVID-19 pandemic, it is difficult to recall the market’s strength at the beginning of the Portfolio’s fiscal year (that is, during the final two months of 2019). Optimism soared over the likelihood of a positive US-China trade agreement and an election in the United Kingdom that would ensure the ratification of the Withdrawal Agreement with the European Union (EU). Unfortunately, the first quarter of 2020 brought
COVID-19 and the shock of countries around the globe locking down their economies. Fortunately, business activity began to pick up again in May 2020 and, by the end of the fiscal period, the broad MSCI EAFE Index had climbed back to within seven percentage points of where it had started the fiscal year.
However, the appearance of a general recovery masked a marked divergence in the performance of specific sectors and country markets. Most notably, the value segment of EAFE returned -18.42% and was significantly outperformed by the growth segment, which gained 5.18%. While the COVID-19 response contributed to the severity of this performance gap, it is important to understand that a value-growth divergence has persisted for more than a decade. As a value manager, our dividend-discount model explains this phenomenon in terms of the unprecedented levels of quantitative easing that we’ve seen since the global financial crisis of 2008-2009. Loose monetary policies have driven investors’ discount rates down, resulting in a preference for investments that offer cash flows far into the future over those that offer an upfront return by way of a high yield.
Broadly speaking, the markets that performed the strongest for the 12-month period were those with significant exposure to sectors that were able to operate normally or with increased demand during the shutdown, and also in countries with better medical outcomes in dealing with the virus. In general, Europe was hit harder by
COVID-19 than Asia. Yet specific European markets such as Denmark and Switzerland did well thanks to the strong presence of companies in the healthcare sector. At the same time, markets in the UK and in Norway faltered as a result of their dependence on energy. Similarly, countries with high exposures to the financial sector, including Spain and Singapore, lagged during the fiscal year. The Portfolio benefited most from an overweight to Japan, where companies have worked to improve corporate governance and returns to shareholders. An overweight to the UK was the largest detractor amid uncertainties over the lack of a trade deal with the EU and the negative effects of COVID-19.
Within sectors, COVID-19 created winners and losers in a highly granular way. For example, the financial sector faced headwinds related to a potential loan loss cycle and capital adequacy concerns, with the retail space also particularly affected by lower interest rates. Investment banks, on the other hand, were more sheltered, thanks to their brokerage and wealth management exposure.
Stocks in the energy sector plummeted as business activity and travel shut down, just as an oil price war broke out between the Organization of the Petroleum Exporting Countries (OPEC) and Russia. At one point, demand was so weak that investors feared the industry would breach its storage capacity. Energy and financials were the Portfolio’s weakest-performing sectors.
Contrast that with utilities, which outperformed based on the stability of businesses with a high level of regulated exposure, such as
Enel SpA in Italy and SSE PLC in the UK. These companies offer good visibility in terms of cash flows and earnings – particularly important traits among the uncertainties of COVID-19.
Finally, the information technology sector prospered during the fiscal year based on increased software penetration and hardware upgrades required to create the infrastructure for new online working and learning environments for millions of people.
Japanese technology giant Fujitsu Ltd. (+33.3%) was a leader among stocks in the Portfolio that outperformed during the
12-month period. The company’s newly adopted capital allocation plan aims to more than double shareholder returns. In addition to a strong balance sheet with a solid net cash position, Fujitsu has scope to dispose of non-core assets that would provide additional funds for the business either to reinvest or to further increase returns to shareholders.
Kingfisher PLC (+38.5%) is a home improvement retailer with operations in eight countries across Europe. As a leader in the do-it-yourself (DIY) space, Kingfisher enjoyed a robust recovery during the lockdown period in the UK. Home improvement and construction became popular activities for customers who were at home with time on their hands to engage in home improvement projects.

ABB Ltd. (+19.4%), a global industrial powerhouse, is based in Zurich, Switzerland, and operates worldwide in the areas of electrification, industrial automation, and robotics. Under the leadership of new CEO Björn Rosengren, ABB began implementing a restructuring program, which included the sale of its power grid business to Hitachi. This transaction closed on July 1, 2020. Management allocated those proceeds for a share repurchasing program, which we view clearly as positive for the share price.
Stocks in the Portfolio that detracted from performance during the 12-month period included Lloyds Banking Group PLC (-50.7%) and Banco Santander S.A. (-50.3%). Both are retail banks that do a significant proportion of their business in European economies hit hard by COVID-19 – the UK and Spain, respectively. Investors’ concerns included bad loans and capital adequacy as well as the banks’ intrinsic interest rate sensitivity as central bankers pulled rates down to near zero. Our analysis indicates that these banks have sufficient capital on hand to withstand COVID-19-related losses. In addition, lower interest rates are acceptably discounted in the stocks’ valuations. As a result, we have been opportunistic in adding to the Portfolio’s positions in Santander and Lloyds.
Royal Dutch Shell PLC (-55.2%) responded to energy oversupply issues by cutting its dividend by two-thirds. Other major producers followed suit. Because large funds focusing on dividend sustainability noticed these moves, significant technical selling ensued. These losses weighed on the Portfolio’s performance, though we believe the company’s valuation is attractive at current levels.
The Portfolio utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.
The views expressed are current as of the date of this report and are subject to change.    13

Performance summary (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Large Cap Value Portfolio
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.
Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Portfolio and benchmark performance	Average annual total returns through October 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Macquarie Large Cap Value Portfolio	-10.30%	+1.42%	+4.94%	+10.14%	+9.07%
Russell 1000 Value Index	-7.57%	+1.94%	+5.82%	+9.48%	+9.16%*
*The benchmark lifetime return is calculated using the last business day in the month of the Portfolio’s inception date.
Portfolio profile
October 31, 2020
Total net assets	Number of holdings
$38.1 million	35
Inception date
February 3, 1992
Growth of $1,000,000
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
Macquarie Large Cap Value Portfolio	$1,000,000	$2,626,006
Russell 1000 Value Index	$1,000,000	$2,473,236
The performance graph assumes $1 million invested on October 31, 2010 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.
Total return assumes reinvestment of dividends and capital gains but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.75%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from November 1, 2019 through October 31, 2020,** in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.
Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.
The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, mentioned on page 2, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investing involves risk, including the possible loss of principal.
Past performance is not a guarantee of future results.

**The aggregate contractual waiver period covering this report is from February 28, 2018 through March 1, 2021.
(continues)

Performance summary (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.
Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Portfolio and benchmark performance	Average annual total returns through October 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Macquarie Core Plus Bond Portfolio	+8.02%*	+5.74%	+4.68%	+4.17%	+5.65%
Bloomberg Barclays US Aggregate Index	+6.19%	+5.06%	+4.08%	+3.55%	+4.54%**
*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.
**The benchmark lifetime return is calculated using the last business day in the month of the Portfolio’s inception date.
Portfolio profile
October 31, 2020
Total net assets	Number of holdings
$150.0 million	637
Inception date
June 28, 2002
Growth of $1,000,000
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
Macquarie Core Plus Bond Portfolio	$1,000,000	$1,504,462
Bloomberg Barclays US Aggregate Index	$1,000,000	$1,417,684
The performance graph assumes $1 million invested on October 31, 2010 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.59%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from November 1, 2019 through October 31, 2020,*** in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus.
Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.
The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investing involves risk, including the possible loss of principal.
Past performance is not a guarantee of future results.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Portfolio may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability.
Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information, and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
Because the Portfolio may invest in bank loans and other direct indebtedness, it is subject to the risk that the Portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.
The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.
The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
(continues)

Performance summary (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.
This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.
Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

***The aggregate contractual waiver period covering this report is from February 28, 2018 through March 1, 2021.

Performance summary (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.
Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Portfolio and benchmark performance	Average annual total returns through October 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Macquarie High Yield Bond Portfolio	+4.38%	+4.00%	+5.48%	+5.84%	+7.23%
ICE BofA US High Yield Constrained Index	+2.44%	+3.83%	+6.12%	+6.06%	+6.68%*
*The benchmark lifetime return is calculated using the last business day in the month of the Portfolio’s inception date.
Portfolio profile
October 31, 2020
Total net assets	Number of holdings
$81.8 million	221
Inception date
December 2, 1996
Growth of $1,000,000
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$1,000,000	$1,801,401
Macquarie High Yield Bond Portfolio	$1,000,000	$1,763,573
The performance graph assumes $1 million invested on October 31, 2010 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.
Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
(continues)

Performance summary (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.65%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from November 1, 2019 through October 31, 2020,** in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.
Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.
The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investing involves risk, including the possible loss of principal.
Past performance is not a guarantee of future results.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.
Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability.
Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information, and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
Because the Portfolio may invest in bank loans and other direct indebtedness, it is subject to the risk that the Portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.
The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.
Per Standard & Poor’s credit rating agency, bonds rated below AAA, including A, are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in higher-rated categories, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation.

**The aggregate contractual waiver period covering this report is from February 28, 2018 through March 1, 2021.
(continues)

Performance summary (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.
Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Portfolio and benchmark performance	Average annual total returns through October 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Macquarie Emerging Markets Portfolio	+2.16%	+0.16%	+4.62%	+1.12%	+6.68%
MSCI Emerging Markets Index (net)	+8.25%	+1.94%	+7.92%	+2.42%	+5.75%*
MSCI Emerging Markets Index (gross)	+8.62%	+2.32%	+8.31%	+2.78%	+6.06%*
*The benchmark lifetime return is calculated using the last business day in the month of the Portfolio’s inception date.
Portfolio profile
October 31, 2020
Total net assets	Number of holdings
$60.7 million	45
Inception date
April 16, 1997
Growth of $1,000,000
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
MSCI Emerging Markets Index (gross)	$1,000,000	$1,315,755
MSCI Emerging Markets Index (net)	$1,000,000	$1,270,136
Macquarie Emerging Markets Portfolio	$1,000,000	$1,118,285
The performance graph assumes $1 million invested on October 31, 2010 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.30%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from November 1, 2019 through October 31, 2020,** in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 1.27% of the Portfolio’s average daily net assets, as described in the most recent prospectus.
The purchase reimbursement fees (0.40%) and redemption reimbursement fees (0.45%) are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in Macquarie Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Growth of $1,000,000” graph.
Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.
The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index "gross" return approximates the maximum possible dividend reinvestment. Index "net" return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.
The MSCI Emerging Markets Growth Index, mentioned on page 8, represents large- and mid-cap stocks across 27 emerging market countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.
The MSCI Emerging Markets Value Index, mentioned on page 8, represents large- and mid-cap stocks exhibiting overall value style across 27 emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investing involves risk, including the possible loss of principal.
Past performance is not a guarantee of future results.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability.
Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.
The Portfolio is presently closed to new investors.

**The aggregate contractual waiver period covering this report is from February 28, 2020 through March 1, 2021.
(continues)

Performance summary (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio II
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.
Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Portfolio and benchmark performance	Average annual total returns through October 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Macquarie Emerging Markets Portfolio II	+20.79%	+5.75%	+12.77%	+4.71%	+5.84%
MSCI Emerging Markets Index (net)	+8.25%	+1.94%	+7.92%	+2.42%	+4.28%*
MSCI Emerging Markets Index (gross)	+8.62%	+2.32%	+8.31%	+2.78%	+4.65%*
*The benchmark lifetime return is calculated using the last business day in the month of the Portfolio’s inception date.
Portfolio profile
October 31, 2020
Total net assets	Number of holdings
$50.5 million	84
Inception date
June 23, 2010
Growth of $1,000,000
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
Macquarie Emerging Markets Portfolio II	$1,000,000	$1,584,300
MSCI Emerging Markets Index (gross)	$1,000,000	$1,315,755
MSCI Emerging Markets Index (net)	$1,000,000	$1,270,136
The performance graph assumes $1 million invested on October 31, 2010 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.42%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from November 1, 2019 through October 31, 2020,** in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 1.20% of the Portfolio’s average daily net assets, as described in the most recent prospectus.
Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.
The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investing involves risk, including the possible loss of principal.
Past performance is not a guarantee of future results.
Investing in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability.
Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information, and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

**The aggregate contractual waiver period covering this report is from February 28, 2018 through March 1, 2021.
(continues)

Performance summary (Unaudited)
Macquarie Institutional Portfolios  —  Macquarie Labor Select International Equity Portfolio
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.
Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Portfolio and benchmark performance	Average annual total returns through October 31, 2020
	1 year	3 year	5 year	10 year	Lifetime
Macquarie Labor Select International Equity Portfolio	-19.01%	-6.59%	-0.96%	+1.66%	+5.54%
MSCI EAFE Index (net)	-6.86%	-1.24%	+2.85%	+3.82%	+4.26%*
MSCI EAFE Index (gross)	-6.46%	-0.76%	+3.35%	+4.31%	+4.69%*
*The benchmark lifetime return is calculated using the last business day in the month of the Portfolio’s inception date.
Portfolio profile
October 31, 2020
Total net assets	Number of holdings
$185.3 million	49
Inception date
December 19, 1995
Growth of $1,000,000
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
MSCI EAFE Index (gross)	$1,000,000	$1,524,909
MSCI EAFE Index (net)	$1,000,000	$1,455,226
Macquarie Labor Select International Equity Portfolio	$1,000,000	$1,178,560
The performance graph assumes $1 million invested on October 31, 2010 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.86%.
The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investing involves risk, including the possible loss of principal.
Past performance is not a guarantee of future results.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability.
Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information, and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.
From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent that the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.
(continues)

Disclosure of Portfolio expenses
For the six-month period from May 1, 2020 to October 31, 2020 (Unaudited)
As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on Macquarie Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs
(in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2020 to October 31, 2020.
Actual Expenses
The first section of the table shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.
In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Macquarie Large Cap Value Portfolio
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20
Actual Portfolio return†
Portfolio Class	$1,000.00	$1,030.70	0.70%	$3.57
Hypothetical 5% return (5% return before expenses)
Portfolio Class	$1,000.00	$1,021.62	0.70%	$3.56
Macquarie Core Plus Bond Portfolio
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20
Actual Portfolio return†
Portfolio Class	$1,000.00	$1,056.60	0.45%	$2.33
Hypothetical 5% return (5% return before expenses)
Portfolio Class	$1,000.00	$1,022.87	0.45%	$2.29

Macquarie High Yield Bond Portfolio
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20
Actual Portfolio return†
Portfolio Class	$1,000.00	$1,101.90	0.59%	$3.12
Hypothetical 5% return (5% return before expenses)
Portfolio Class	$1,000.00	$1,022.17	0.59%	$3.00
Macquarie Emerging Markets Portfolio
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20
Actual Portfolio return†
Portfolio Class	$1,000.00	$1,178.50	1.28%	$7.01
Hypothetical 5% return (5% return before expenses)
Portfolio Class	$1,000.00	$1,018.70	1.28%	$6.50
Macquarie Emerging Markets Portfolio II
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20
Actual Portfolio return†
Portfolio Class	$1,000.00	$1,329.80	1.20%	$7.03
Hypothetical 5% return (5% return before expenses)
Portfolio Class	$1,000.00	$1,019.10	1.20%	$6.09
Macquarie Labor Select International Equity Portfolio
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20
Actual Portfolio return†
Portfolio Class	$1,000.00	$1,013.70	0.86%	$4.35
Hypothetical 5% return (5% return before expenses)
Portfolio Class	$1,000.00	$1,020.81	0.86%	$4.37
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Portfolios' expenses reflected above, each Portfolio also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables above do not reflect the expenses of the Underlying Funds.

Security type / sector allocations
and top 10 equity holdings
Macquarie Institutional Portfolios  —  Macquarie Large Cap Value Portfolio
As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio's sector designations.
Security type / sector	Percentage of net assets
Common Stock	98.89%
Communication Services	12.20%
Consumer Discretionary	6.11%
Consumer Staples	9.20%
Energy	2.53%
Financials	14.86%
Healthcare	17.90%
Industrials	9.52%
Information Technology	17.72%
Materials	3.25%
Real Estate	2.51%
Utilities	3.09%
Short-Term Investments	1.26%
Total Value of Securities	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
American International Group	3.38%
Truist Financial	3.28%
DuPont de Nemours	3.25%
Caterpillar	3.24%
Pfizer	3.16%
Cognizant Technology Solutions Class A	3.13%
Walt Disney	3.13%
Dollar Tree	3.13%
Verizon Communications	3.13%
Broadcom	3.12%

Security type / sector allocations
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio's sector designations.
Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	1.37%
Agency Commercial Mortgage-Backed Securities	1.24%
Agency Mortgage-Backed Securities	10.95%
Collateralized Debt Obligations	1.90%
Corporate Bonds	52.13%
Banking	9.54%
Basic Industry	3.89%
Brokerage	0.49%
Capital Goods	3.19%
Communications	8.50%
Consumer Cyclical	3.24%
Consumer Non-Cyclical	5.22%
Electric	3.98%
Energy	7.22%
Finance Companies	0.92%
Insurance	0.86%
REITs	0.82%
Technology	2.27%
Transportation	1.59%
Utilities	0.40%
Non-Agency Asset-Backed Securities	1.92%
Non-Agency Collateralized Mortgage Obligations	2.15%
Non-Agency Commercial Mortgage-Backed Securities	7.44%
Loan Agreements	5.04%
Sovereign Bonds	3.20%
Argentina	0.06%
Security type / sector	Percentage of net assets
Bermuda	0.14%
Brazil	0.13%
Dominican Republic	0.10%
Egypt	0.29%
El Salvador	0.09%
Honduras	0.15%
Ivory Coast	0.13%
Jordan	0.14%
Panama	0.19%
Paraguay	0.16%
Peru	0.14%
Philippines	0.14%
Qatar	0.30%
Romania	0.18%
Saudi Arabia	0.14%
Senegal	0.13%
South Africa	0.12%
Trinidad and Tobago	0.14%
Turkey	0.10%
Uruguay	0.08%
Uzbekistan	0.15%
Supranational Bank	0.28%
US Treasury Obligations	11.12%
Municipal Bond	0.03%
Short-Term Investments	1.03%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Security type / sector allocations
Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio's sector designations.
Security type / sector	Percentage of net assets
Convertible Bond	0.17%
Corporate Bonds	88.33%
Automotive	2.93%
Banking	2.60%
Basic Industry	9.38%
Capital Goods	8.01%
Communications	11.45%
Consumer Cyclical	4.26%
Consumer Non-Cyclical	3.72%
Energy	11.13%
Financial Services	2.54%
Healthcare	6.61%
Insurance	1.78%
Media	6.31%
Security type / sector	Percentage of net assets
Real Estate	1.30%
Services	5.00%
Technology & Electronics	6.02%
Transportation	2.37%
Utilities	2.92%
Loan Agreements	5.46%
Common Stock	0.00%
Short-Term Investments	5.72%
Total Value of Securities	99.68%
Receivables and Other Assets Net of Liabilities	0.32%
Total Net Assets	100.00%

Security type / country and sector allocations
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio
As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio's sector designations.
Security type / country	Percentage of net assets
Common Stock by Country	98.03%
Brazil	2.51%
Canada	0.91%
China	42.21%
Hong Kong	2.20%
India	12.10%
Indonesia	1.53%
Mexico	1.35%
Peru	0.91%
Republic of Korea	10.58%
Romania	0.17%
Russia	2.88%
Taiwan	15.65%
United Kingdom	4.25%
United States	0.78%
Preferred Stock	1.81%
Short-Term Investments	0.90%
Total Value of Securities	100.74%
Liabilities Net of Receivables and Other Assets	(0.74%)
Total Net Assets	100.00%
Common stock and preferred stock by sector	Percentage of net assets
Communication Services	13.45%
Consumer Discretionary	12.35%
Consumer Staples	8.50%
Energy	5.89%
Financials	19.58%
Healthcare	4.69%
Information Technology*	28.61%
Materials	6.77%
Total	99.84%
*	To monitor compliance with the Portfolio's concentration guidelines as described in the Portfolio's Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Component and Equipment, Electronics, Semiconductors, and Software. As of October 31, 2020, such amounts, as a percentage of total net assets were 2.58%, 1.51%, 2.50%, 19.14%, and 2.86%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Security type / country and sector allocations
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio II
As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio's sector designations.
Security type / country	Percentage of net assets
Common Stock by Country	100.27%
Argentina	0.06%
Bahrain	0.02%
Brazil	6.07%
Chile	0.40%
China	40.23%
India	9.41%
Indonesia	2.02%
Malaysia	0.05%
Mexico	2.85%
Peru	0.52%
Poland	1.21%
Republic of Korea	16.69%
Russia	4.64%
South Africa	0.89%
Taiwan	14.53%
Turkey	0.68%
Preferred Stock	0.54%
Short-Term Investments	1.67%
Total Value of Securities	102.48%
Liabilities Net of Receivables and Other Assets	(2.48%)
Total Net Assets	100.00%
Common stock and preferred stock by sector	Percentage of net assets
Consumer Discretionary	18.40%
Consumer Staples	11.95%
Energy	12.68%
Financials	5.95%
Healthcare	2.66%
Industrials	0.08%
Information Technology*	39.66%
Materials	1.68%
Telecommunication Services	7.69%
Utilities	0.06%
Total	100.81%
*	To monitor compliance with the Portfolio's concentration guidelines as described in the Portfolio's Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Electronics, internet, semiconductors, and software. As of October 31, 2020, such amounts, as a percentage of total net assets were 1.51%, 13.61%, 24.26%, and 0.28%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Security type / country and sector allocations
Macquarie Institutional Portfolios  —  Macquarie Labor Select International Equity Portfolio
As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor's internal sector classifications, which may result in the sector designations for one Portfolio being different than another Portfolio's sector designations.
Security type / country	Percentage of net assets
Common Stock by Country	97.26%
Australia	0.95%
China/Hong Kong	5.03%
Denmark	1.34%
France	7.49%
Germany	6.97%
Italy	3.26%
Japan	31.69%
Netherlands	0.18%
Singapore	4.20%
Spain	4.12%
Sweden	2.78%
Switzerland	5.49%
United Kingdom	23.76%
Preferred Stock	0.60%
Short-Term Investments	0.29%
Total Value of Securities	98.15%
Receivables and Other Assets Net of Liabilities	1.85%
Total Net Assets	100.00%
Common stock and preferred stock by sector	Percentage of net assets
Communication Services	9.63%
Consumer Discretionary	15.41%
Consumer Staples	6.90%
Energy	5.45%
Financials	14.79%
Healthcare	11.89%
Industrials	16.20%
Information Technology	8.33%
Materials	2.41%
Utilities	6.85%
Total	97.86%

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Large Cap Value Portfolio
October 31, 2020
	Number of shares	Value (US $)
Common Stock — 98.89%
Communication Services — 12.20%
AT&T	41,600	$1,124,032
Comcast Class A	27,016	1,141,156
Verizon Communications	20,900	1,191,091
Walt Disney	9,836	1,192,615
		4,648,894
Consumer Discretionary — 6.11%
Dollar Tree †	13,200	1,192,224
Lowe's	7,200	1,138,320
		2,330,544
Consumer Staples — 9.20%
Archer-Daniels-Midland	24,800	1,146,752
Conagra Brands	33,496	1,175,375
Mondelez International Class A	22,300	1,184,576
		3,506,703
Energy — 2.53%
ConocoPhillips	33,678	963,864
		963,864
Financials — 14.86%
Allstate	11,700	1,038,375
American International Group	40,900	1,287,941
Bank of New York Mellon	25,108	862,711
Discover Financial Services	4,026	261,730
Marsh & McLennan	9,301	962,281
Truist Financial	29,700	1,250,964
		5,664,002
Healthcare — 17.90%
Cardinal Health	25,500	1,167,645
Cigna	6,853	1,144,246
CVS Health	20,100	1,127,409
Johnson & Johnson	7,900	1,083,169
Merck & Co.	14,600	1,098,066
Pfizer	33,911	1,203,162
		6,823,697
Industrials — 9.52%
Caterpillar	7,854	1,233,471
Honeywell International	1,210	199,589
Northrop Grumman	3,800	1,101,316
Raytheon Technologies	20,177	1,096,015
		3,630,391
Information Technology — 17.72%
Broadcom	3,400	1,188,742
Cisco Systems	29,700	1,066,230
	Number of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Cognizant Technology Solutions Class A	16,725	$1,194,499
Intel	22,700	1,005,156
Motorola Solutions	7,500	1,185,450
Oracle	19,900	1,116,589
		6,756,666
Materials — 3.25%
DuPont de Nemours	21,809	1,240,496
		1,240,496
Real Estate — 2.51%
Equity Residential	20,350	956,043
		956,043
Utilities — 3.09%
Edison International	21,000	1,176,840
		1,176,840
Total Common Stock (cost $37,221,721)		37,698,140

Short-Term Investments — 1.26%
Money Market Mutual Funds — 1.26%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	120,000	120,000
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	120,000	120,000
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	119,999	119,999
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	120,000	120,000
Total Short-Term Investments (cost $479,999)		479,999
Total Value of Securities—100.15% (cost $37,701,720)		$38,178,139
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
October 31, 2020
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 1.37%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 2.999% (LIBOR01M + 2.85%) 11/25/29 •	78,124	$78,037
Series 2018-C02 2M2 2.349% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 •	78,717	76,397
Series 2018-C03 1M2 2.299% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 •	126,413	123,394
Series 2018-C05 1M2 2.499% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 •	98,913	96,556

Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	12,749	15,096
Fannie Mae REMICs Series 2011-118 DC 4.00% 11/25/41	146,644	157,416
Freddie Mac REMICs Series 4676 KZ 2.50% 7/15/45	54,567	56,928
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 3.399% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 •	241,914	248,840
Series 2017-DNA3 M2 2.649% (LIBOR01M + 2.50%) 3/25/30 •	500,000	505,313
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2018-HQA1 M2 2.449% (LIBOR01M + 2.30%) 9/25/30 •	146,779	$143,523

Freddie Mac Structured Agency Credit Risk REMIC Trust Series 2019-HQA4 M2 144A 2.199% (LIBOR01M + 2.05%) 11/25/49 #, •	470,415	466,961
GNMA
Series 2017-130 YJ 2.50% 8/20/47	40,000	43,225
Series 2018-34 TY 3.50% 3/20/48	45,000	48,530
Total Agency Collateralized Mortgage Obligations (cost $2,034,863)		2,060,216

Agency Commercial Mortgage-Backed Securities — 1.24%
FREMF Mortgage Trust
Series 2011-K11 B 144A 4.421% 12/25/48 #, •	730,000	730,258
Series 2011-K15 B 144A 4.961% 8/25/44 #, •	150,000	153,798
Series 2012-K22 B 144A 3.685% 8/25/45 #, •	60,000	62,918
Series 2013-K25 C 144A 3.619% 11/25/45 #, •	280,000	289,792
Series 2014-K717 B 144A 3.63% 11/25/47 #, •	90,000	91,559
Series 2014-K717 C 144A 3.63% 11/25/47 #, •	40,000	40,502
Series 2016-K53 B 144A 4.021% 3/25/49 #, •	15,000	16,489

	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2016-K722 B 144A 3.844% 7/25/49 #, •	370,000	$389,197
Series 2017-K71 B 144A 3.753% 11/25/50 #, •	80,000	88,220
Total Agency Commercial Mortgage-Backed Securities (cost $1,848,949)		1,862,733

Agency Mortgage-Backed Securities — 10.95%
Fannie Mae 3.00% 2/1/57	190,357	206,322
Fannie Mae S.F. 30 yr
2.50% 10/1/50	195,348	203,665
3.00% 10/1/46	1,100,599	1,179,267
3.00% 4/1/47	137,644	144,513
3.00% 11/1/48	189,208	198,296
3.00% 10/1/49	327,170	342,133
3.00% 12/1/49	346,624	371,502
3.00% 3/1/50	154,764	161,975
3.00% 7/1/50	334,835	350,235
3.50% 7/1/47	432,094	468,753
3.50% 11/1/48	313,499	332,196
3.50% 12/1/49	1,495,660	1,628,543
3.50% 1/1/50	599,597	632,996
4.00% 10/1/48	498,451	553,359
4.50% 6/1/40	30,105	33,279
4.50% 7/1/40	34,298	37,595
4.50% 2/1/41	123,761	139,110
4.50% 8/1/41	42,311	48,545
4.50% 10/1/45	115,860	129,842
4.50% 5/1/46	350,087	393,205
4.50% 4/1/48	924,770	1,038,734
4.50% 9/1/48	45,508	49,831
4.50% 1/1/49	1,061,389	1,176,509
4.50% 1/1/50	212,727	231,822
5.00% 7/1/47	512,648	590,867
5.50% 5/1/44	1,892,363	2,229,308
6.00% 6/1/41	308,778	365,263
6.00% 7/1/41	1,027,606	1,224,293
6.00% 1/1/42	252,576	297,980
Freddie Mac S.F. 30 yr
3.00% 11/1/49	206,586	215,847
3.00% 12/1/49	93,560	98,735
3.00% 1/1/50	155,477	165,295
4.50% 3/1/42	31,307	35,081
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
4.50% 1/1/49	174,190	$193,739
4.50% 8/1/49	385,806	430,640
5.50% 6/1/41	292,051	339,867

GNMA I S.F. 30 yr 3.00% 3/15/50	170,633	178,214
GNMA II S.F. 30 yr 5.50% 5/20/37	10,812	12,465
Total Agency Mortgage-Backed Securities (cost $15,762,169)		16,429,821

Collateralized Debt Obligations — 1.90%
Apex Credit CLO Series 2017-1A A1 144A 1.685% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #, •	288,927	287,576
CFIP CLO Series 2017-1A A 144A 1.438% (LIBOR03M + 1.22%) 1/18/30 #, •	500,000	497,583
Man GLG US CLO Series 2018-1A A1R 144A 1.358% (LIBOR03M + 1.14%) 4/22/30 #, •	700,000	689,521
Mariner CLO 5 Series 2018-5A A 144A 1.325% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #, •	400,000	395,700
Midocean Credit CLO IX Series 2018-9A A1 144A 1.368% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #, •	250,000	245,387
Midocean Credit CLO VIII Series 2018-8A A1 144A 1.403% (LIBOR03M + 1.15%) 2/20/31 #, •	250,000	245,862

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)
Saranac CLO VII Series 2014-2A A1AR 144A 1.483% (LIBOR03M + 1.23%) 11/20/29 #, •	245,988	$244,014
Steele Creek CLO Series 2017-1A A 144A 1.487% (LIBOR03M + 1.25%) 10/15/30 #, •	250,000	247,941
Total Collateralized Debt Obligations (cost $2,885,143)		2,853,584

Corporate Bonds — 52.13%
Banking — 9.54%
Akbank T.A.S. 144A 6.80% 2/6/26 #	200,000	194,280
Ally Financial 5.75% 11/20/25	260,000	295,789
Banco de Credito del Peru 144A 2.70% 1/11/25 #	200,000	207,510
Banco del Estado de Chile 144A 2.704% 1/9/25 #	200,000	210,627
Bangkok Bank 144A 3.733% 9/25/34 #, μ	200,000	196,236
Bank Leumi Le-Israel 144A 3.275% 1/29/31 #, μ	200,000	202,180
Bank of America
1.898% 7/23/31 μ	315,000	311,204
1.922% 10/24/31 μ	125,000	123,636
2.676% 6/19/41 μ	570,000	577,310
2.831% 10/24/51 μ	40,000	39,666

Bank of China 144A 5.00% 11/13/24 #	200,000	222,193
Bank of Montreal 1.85% 5/1/25	115,000	120,011
Bank of New York Mellon 4.70% μ, ψ	280,000	300,300
Barclays 5.20% 5/12/26	200,000	225,583
Barclays Bank 1.70% 5/12/22	200,000	203,776
BBVA Bancomer 144A 6.75% 9/30/22 #	167,000	179,984
BBVA USA
2.875% 6/29/22	250,000	258,763
3.875% 4/10/25	250,000	268,531

BDO Unibank 2.125% 1/13/26	200,000	200,636
Citizens Financial Group 5.65% μ, ψ	115,000	122,619
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Credit Suisse Group
144A 4.194% 4/1/31 #, μ	250,000	$287,170
144A 6.25% #, μ, ψ	800,000	854,545
144A 7.25% #, μ, ψ	200,000	216,881
Deutsche Bank
2.222% 9/18/24 μ	150,000	151,761
3.547% 9/18/31 μ	335,000	338,552
Goldman Sachs Group
2.60% 2/7/30	105,000	110,862
3.50% 4/1/25	60,000	66,120
JPMorgan Chase & Co.
2.522% 4/22/31 μ	130,000	137,169
3.109% 4/22/41 μ	70,000	75,376
3.109% 4/22/51 μ	110,000	116,076
4.023% 12/5/24 μ	305,000	335,829
4.60% μ, ψ	135,000	133,279
5.00% μ, ψ	230,000	230,194
Morgan Stanley
2.188% 4/28/26 μ	320,000	335,510
3.622% 4/1/31 μ	100,000	114,799
5.00% 11/24/25	650,000	767,032

Natwest Group 8.625% μ, ψ	500,000	517,165
PNC Financial Services Group 2.60% 7/23/26	475,000	517,206
QNB Finance 2.625% 5/12/25	200,000	208,364
Santander UK 144A 5.00% 11/7/23 #	180,000	197,137
Truist Bank 2.636% 9/17/29 μ	334,000	346,555
Truist Financial 4.95% μ, ψ	415,000	440,937
UBS Group
144A 4.125% 9/24/25 #	225,000	256,116
6.875% μ, ψ	730,000	770,777
7.125% μ, ψ	200,000	205,125
US Bancorp
1.45% 5/12/25	165,000	170,223
3.00% 7/30/29	225,000	248,432
3.10% 4/27/26	140,000	156,048
3.375% 2/5/24	235,000	255,117
3.60% 9/11/24	40,000	44,309
3.95% 11/17/25	495,000	569,195

US Bank 3.40% 7/24/23	250,000	269,924

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)

USB Capital IX 3.50% (LIBOR03M + 1.02%) ψ, •	105,000	$95,628
Wells Fargo & Co. 3.068% 4/30/41 μ	85,000	88,255
Woori Bank 144A 4.75% 4/30/24 #	200,000	220,300
		14,308,802
Basic Industry — 3.89%
Antofagasta 144A 2.375% 10/14/30 #	200,000	197,500
Avient 144A 5.75% 5/15/25 #	200,000	210,750
Chemours 7.00% 5/15/25	132,000	133,122
Corp Nacional del Cobre de Chile 144A 3.15% 1/14/30 #	269,000	286,166
First Quantum Minerals 144A 7.50% 4/1/25 #	200,000	201,125
Freeport-McMoRan
4.125% 3/1/28	85,000	86,913
4.25% 3/1/30	47,000	49,423
4.625% 8/1/30	95,000	101,581
5.45% 3/15/43	140,000	160,010

Fresnillo 144A 4.25% 10/2/50 #	200,000	204,000
Georgia-Pacific
144A 1.75% 9/30/25 #	100,000	103,985
144A 2.10% 4/30/27 #	80,000	83,333
144A 2.30% 4/30/30 #	175,000	183,195
8.00% 1/15/24	310,000	379,792
Hudbay Minerals
144A 6.125% 4/1/29 #	25,000	25,625
144A 7.625% 1/15/25 #	166,000	172,536

Israel Chemicals 144A 6.375% 5/31/38 #	145,000	186,412
LYB International Finance III 2.875% 5/1/25	329,000	353,381
Methanex 5.25% 12/15/29	320,000	324,832
Minera Mexico 144A 4.50% 1/26/50 #	200,000	217,020
Newmont
2.25% 10/1/30	290,000	299,055
2.80% 10/1/29	330,000	355,395

Nutrien 2.95% 5/13/30	120,000	129,942
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)

Nutrition & Biosciences 144A 3.268% 11/15/40 #	365,000	$375,937
OCP 144A 4.50% 10/22/25 #	200,000	212,184
Olin
5.00% 2/1/30	230,000	232,257
5.625% 8/1/29	90,000	93,150

Sasol Financing USA 5.875% 3/27/24	200,000	193,950
Vale Overseas 3.75% 7/8/30	145,000	152,829
Vedanta Resources Finance II 144A 9.25% 4/23/26 #	200,000	125,600
		5,831,000
Brokerage — 0.49%
Charles Schwab 5.375% μ, ψ	265,000	290,838
Jefferies Group
4.15% 1/23/30	175,000	199,516
6.45% 6/8/27	30,000	37,274
6.50% 1/20/43	160,000	206,018
		733,646
Capital Goods — 3.19%
Amphenol 2.05% 3/1/25	65,000	68,091
ARD Finance 144A PIK 6.50% 6/30/27 #, >	200,000	203,500
Ashtead Capital 144A 5.25% 8/1/26 #	230,000	244,087
Boise Cascade 144A 4.875% 7/1/30 #	210,000	224,868
Caterpillar
2.60% 4/9/30	265,000	287,211
3.25% 4/9/50	130,000	144,738

Cemex 144A 7.375% 6/5/27 #	200,000	220,552
Covanta Holding 5.00% 9/1/30	70,000	71,663
General Electric
3.45% 5/1/27	85,000	90,186
3.625% 5/1/30	240,000	253,446
4.35% 5/1/50	250,000	264,695

GFL Environmental 144A 3.75% 8/1/25 #	75,000	75,141

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
L3Harris Technologies
2.90% 12/15/29	140,000	$152,908
3.85% 6/15/23	80,000	86,433

Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	315,000	315,580
Otis Worldwide
2.565% 2/15/30	495,000	527,142
3.112% 2/15/40	128,000	136,044
3.362% 2/15/50	22,000	23,856
Roper Technologies
2.35% 9/15/24	135,000	142,722
2.95% 9/15/29	325,000	355,558
Standard Industries
144A 3.375% 1/15/31 #	129,000	125,721
144A 5.00% 2/15/27 #	116,000	119,842
TransDigm
5.50% 11/15/27	145,000	141,643
144A 6.25% 3/15/26 #	88,000	91,850

United Rentals North America 3.875% 2/15/31	199,000	201,363
WESCO Distribution 144A 7.25% 6/15/28 #	200,000	219,219
		4,788,059
Communications — 8.50%
Altice Financing 144A 5.00% 1/15/28 #	200,000	194,263
Altice France Holding 144A 10.50% 5/15/27 #	200,000	220,875
AT&T
3.10% 2/1/43	85,000	80,989
3.50% 6/1/41	362,000	366,356
144A 3.50% 9/15/53 #	95,000	90,379
3.65% 6/1/51	85,000	83,582

C&W Senior Financing 144A 7.50% 10/15/26 #	200,000	211,179
Charter Communications Operating
3.70% 4/1/51	275,000	266,156
4.464% 7/23/22	385,000	408,127
4.80% 3/1/50	155,000	176,414
5.05% 3/30/29	220,000	262,335

Clear Channel Worldwide Holdings 9.25% 2/15/24	65,000	56,418
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Comcast
3.20% 7/15/36	195,000	$217,056
3.70% 4/15/24	305,000	336,122
3.75% 4/1/40	45,000	52,647

Connect Finco 144A 6.75% 10/1/26 #	200,000	201,750
Crown Castle International
3.80% 2/15/28	305,000	342,072
4.30% 2/15/29	505,000	585,669
5.25% 1/15/23	275,000	301,605
CSC Holdings
144A 4.625% 12/1/30 #	200,000	200,223
144A 5.50% 4/15/27 #	200,000	210,700
Discovery Communications
4.125% 5/15/29	305,000	347,808
5.20% 9/20/47	455,000	540,747

Frontier Communications 144A 5.875% 10/15/27 #	150,000	153,187
HTA Group 144A 7.00% 12/18/25 #	200,000	209,964
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	200,000	203,000
Level 3 Financing 144A 3.625% 1/15/29 #	140,000	135,713
Nexstar Broadcasting 144A 4.75% 11/1/28 #	245,000	247,297
Sprint Spectrum 144A 4.738% 3/20/25 #	220,000	239,986
Terrier Media Buyer 144A 8.875% 12/15/27 #	279,000	285,729
Time Warner Cable 7.30% 7/1/38	360,000	502,609
Time Warner Entertainment 8.375% 3/15/23	185,000	216,688
T-Mobile USA
144A 1.50% 2/15/26 #	85,000	85,731
144A 2.55% 2/15/31 #	55,000	56,043
144A 3.00% 2/15/41 #	150,000	146,385
144A 3.50% 4/15/25 #	100,000	109,661
144A 3.75% 4/15/27 #	155,000	172,882
144A 3.875% 4/15/30 #	380,000	427,352

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)

Turk Telekomunikasyon 144A 6.875% 2/28/25 #	200,000	$204,400
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	200,000	193,884
Verizon Communications
3.15% 3/22/30	50,000	55,716
4.00% 3/22/50	35,000	42,129
4.50% 8/10/33	1,180,000	1,467,346
ViacomCBS
4.375% 3/15/43	305,000	329,224
4.95% 1/15/31	390,000	473,824

Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	200,000	200,500
Vodafone Group
4.25% 9/17/50	200,000	230,176
4.875% 6/19/49	480,000	594,725

Zayo Group Holdings 144A 6.125% 3/1/28 #	20,000	20,209
		12,757,832
Consumer Cyclical — 3.24%
Allison Transmission 144A 5.875% 6/1/29 #	240,000	262,379
Amazon.com
1.20% 6/3/27	65,000	65,686
1.50% 6/3/30	105,000	105,865
2.50% 6/3/50	155,000	153,436

Boyd Gaming 4.75% 12/1/27	180,000	175,423
Caesars Entertainment 144A 6.25% 7/1/25 #	170,000	174,760
Ford Motor Credit 4.542% 8/1/26	490,000	499,188
Future Retail 144A 5.60% 1/22/25 #	200,000	138,000
General Motors
5.00% 10/1/28	116,000	131,558
5.40% 10/2/23	75,000	83,005
6.125% 10/1/25	75,000	87,987
General Motors Financial
5.20% 3/20/23	140,000	151,993
5.25% 3/1/26	296,000	337,561
5.70% μ, ψ	165,000	171,188

Home Depot 3.35% 4/15/50	75,000	85,025
Hutama Karya Persero 144A 3.75% 5/11/30 #	400,000	432,953
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)

Hyundai Capital America 144A 3.50% 11/2/26 #	65,000	$69,604
JSM Global 144A 4.75% 10/20/30 #	200,000	202,300
Lowe's
1.70% 10/15/30	115,000	114,468
3.00% 10/15/50	165,000	169,199

Meituan 144A 3.05% 10/28/30 #	200,000	200,505
MGM Resorts International 4.75% 10/15/28	150,000	146,906
Murphy Oil USA 5.625% 5/1/27	250,000	263,390
Sands China 144A 3.80% 1/8/26 #	200,000	205,368
Scientific Games International 144A 8.25% 3/15/26 #	237,000	240,367
TJX 4.50% 4/15/50	55,000	73,020
VF 2.40% 4/23/25	110,000	116,938
		4,858,072
Consumer Non-Cyclical — 5.22%
AbbVie
144A 2.95% 11/21/26 #	410,000	448,056
144A 4.05% 11/21/39 #	346,000	395,701

Amgen 2.20% 2/21/27	60,000	63,130
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	165,000	185,085
4.15% 1/23/25	170,000	192,923
4.50% 6/1/50	365,000	432,667

Aramark Services 144A 5.00% 2/1/28 #	140,000	141,415
BAT Capital 2.259% 3/25/28	165,000	164,617
BAT International Finance 1.668% 3/25/26	110,000	110,572
Bausch Health 144A 6.25% 2/15/29 #	389,000	401,448
Biogen
2.25% 5/1/30	125,000	126,213
3.15% 5/1/50	170,000	164,338

Bristol-Myers Squibb 2.90% 7/26/24	360,000	388,824

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Cigna
2.40% 3/15/30	75,000	$77,764
3.20% 3/15/40	70,000	73,489
4.125% 11/15/25	225,000	257,571
CVS Health
3.75% 4/1/30	85,000	96,415
4.30% 3/25/28	745,000	863,910
4.78% 3/25/38	120,000	144,664
Encompass Health
4.50% 2/1/28	95,000	97,452
4.75% 2/1/30	68,000	70,945

Energizer Holdings 144A 4.375% 3/31/29 #	145,000	146,595
Gilead Sciences 4.15% 3/1/47	275,000	321,122
JBS Investments II 144A 7.00% 1/15/26 #	200,000	214,006
MHP 144A 6.95% 4/3/26 #	200,000	201,520
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	159,577
Pilgrim's Pride 144A 5.875% 9/30/27 #	157,000	166,048
Post Holdings 144A 4.625% 4/15/30 #	97,000	99,667
Regeneron Pharmaceuticals 1.75% 9/15/30	90,000	86,834
Royalty Pharma
144A 1.20% 9/2/25 #	110,000	109,563
144A 1.75% 9/2/27 #	70,000	69,614

Stryker 1.95% 6/15/30	135,000	136,998
Takeda Pharmaceutical
3.025% 7/9/40	200,000	205,515
3.175% 7/9/50	200,000	201,727
Tenet Healthcare
5.125% 5/1/25	236,000	233,864
144A 6.125% 10/1/28 #	145,000	141,103

Ulker Biskuvi Sanayi 144A 6.95% 10/30/25 #	200,000	198,686
Upjohn
144A 1.65% 6/22/25 #	35,000	35,774
144A 2.30% 6/22/27 #	30,000	31,048
144A 2.70% 6/22/30 #	120,000	123,989
144A 4.00% 6/22/50 #	50,000	52,618
		7,833,067
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric — 3.98%
Calpine
144A 4.50% 2/15/28 #	55,000	$56,045
144A 5.00% 2/1/31 #	185,000	189,153
144A 5.125% 3/15/28 #	55,000	56,789
CenterPoint Energy
3.85% 2/1/24	180,000	197,453
4.25% 11/1/28	291,000	343,505

Centrais Eletricas Brasileiras 144A 3.625% 2/4/25 #	200,000	200,212
Comision Federal de Electricidad 144A 4.75% 2/23/27 #	200,000	218,712
Duke Energy 4.875% μ, ψ	345,000	365,616
Entergy Arkansas 4.20% 4/1/49	155,000	192,424
Entergy Mississippi 3.85% 6/1/49	330,000	388,407
Entergy Texas 3.55% 9/30/49	130,000	143,864
Evergy Kansas Central 3.45% 4/15/50	130,000	147,308
FirstEnergy Transmission 144A 4.55% 4/1/49 #	140,000	153,011
Israel Electric 144A 5.00% 11/12/24 #	200,000	226,729
Kallpa Generacion 144A 4.125% 8/16/27 #	200,000	210,800
Louisville Gas and Electric 4.25% 4/1/49	280,000	344,563
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	250,000	254,981
NV Energy 6.25% 11/15/20	75,000	75,148
Pacific Gas and Electric
2.10% 8/1/27	55,000	53,130
2.50% 2/1/31	80,000	76,002
3.30% 8/1/40	128,000	118,054
PacifiCorp
2.70% 9/15/30	30,000	32,710
3.30% 3/15/51	45,000	49,166

PG&E 5.25% 7/1/30	285,000	285,356
Southern California Edison
3.65% 2/1/50	165,000	172,102
4.00% 4/1/47	105,000	112,794
4.875% 3/1/49	455,000	536,492

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)

Southwestern Electric Power 4.10% 9/15/28	295,000	$342,987
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	85,000	93,640
Vistra Operations 144A 5.50% 9/1/26 #	229,000	237,301
WEC Energy Group 1.80% 10/15/30	100,000	99,050
		5,973,504
Energy — 7.22%
AES Andres 144A 7.95% 5/11/26 #	200,000	203,252
BP Capital Markets 4.875% μ, ψ	305,000	321,012
Ecopetrol 6.875% 4/29/30	120,000	144,630
Energy Transfer Operating
5.25% 4/15/29	220,000	238,265
6.25% 4/15/49	490,000	516,806

ENN Energy Holdings 144A 2.625% 9/17/30 #	200,000	201,416
Enterprise Products Operating 3.20% 2/15/52	645,000	598,090
Equinor 1.75% 1/22/26	70,000	72,693
Galaxy Pipeline Assets Bidco
144A 1.75% 9/30/27 #	200,000	199,600
144A 2.625% 3/31/36 #	200,000	199,806

Geopark 144A 6.50% 9/21/24 #	200,000	188,500
Grupo Energia Bogota 144A 4.875% 5/15/30 #	200,000	228,350
Infraestructura Energetica Nova 144A 4.875% 1/14/48 #	200,000	191,459
Lukoil Securities 144A 3.875% 5/6/30 #	200,000	212,520
Marathon Oil 4.40% 7/15/27	875,000	879,338
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
MPLX
1.75% 3/1/26	75,000	$74,674
2.65% 8/15/30	70,000	67,456
4.00% 3/15/28	60,000	65,119
4.125% 3/1/27	370,000	404,575
4.70% 4/15/48	135,000	133,269
5.50% 2/15/49	465,000	514,178

Murphy Oil 5.875% 12/1/27	210,000	165,904
NiSource
0.95% 8/15/25	80,000	79,861
5.65% μ, ψ	200,000	200,098

Noble Energy 3.90% 11/15/24	200,000	221,205
NuStar Logistics 6.375% 10/1/30	290,000	292,356
ONEOK 7.50% 9/1/23	505,000	575,379
PDC Energy 5.75% 5/15/26	145,000	136,934
Petrobras Global Finance 5.093% 1/15/30	110,000	115,019
Petroleos Mexicanos 6.75% 9/21/47	60,000	46,674
Pioneer Natural Resources 1.90% 8/15/30	555,000	519,940
PTTEP Treasury Center 144A 2.587% 6/10/27 #	200,000	206,805
Sabine Pass Liquefaction
5.625% 3/1/25	315,000	360,829
5.75% 5/15/24	359,000	404,447

Saudi Arabian Oil 144A 4.25% 4/16/39 #	220,000	250,913
Schlumberger Holdings 144A 4.30% 5/1/29 #	210,000	230,641
Sempra Energy 4.875% μ, ψ	115,000	119,888
Southwestern Energy 7.75% 10/1/27	255,000	263,766
Targa Resources Partners 5.375% 2/1/27	190,000	191,390
Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #	200,000	201,025
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	435,000	443,958
Transocean Proteus 144A 6.25% 12/1/24 #	162,500	143,813
		10,825,853

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Finance Companies — 0.92%
AerCap Ireland Capital DAC
3.65% 7/21/27	340,000	$320,263
4.625% 10/15/27	150,000	148,743
6.50% 7/15/25	150,000	165,241
Air Lease
2.875% 1/15/26	170,000	168,596
3.00% 2/1/30	315,000	293,337
3.375% 7/1/25	70,000	71,756

GE Capital Funding 144A 3.45% 5/15/25 #	200,000	213,844
		1,381,780
Insurance — 0.86%
American International Group 3.40% 6/30/30	155,000	172,825
AssuredPartners 144A 7.00% 8/15/25 #	127,000	129,936
Brighthouse Financial 5.625% 5/15/30	90,000	106,320
GTCR AP Finance 144A 8.00% 5/15/27 #	51,000	54,442
HUB International 144A 7.00% 5/1/26 #	150,000	153,901
MetLife
3.85% μ, ψ	185,000	185,992
6.40% 12/15/36	5,000	6,189

Prudential Financial 5.375% 5/15/45 μ	265,000	286,652
USI 144A 6.875% 5/1/25 #	190,000	193,917
		1,290,174
REITs — 0.82%
American Tower 1.875% 10/15/30	380,000	374,754
American Tower Trust #1 144A 3.07% 3/15/23 #	120,000	122,842
Arabian Centres Sukuk 144A 5.375% 11/26/24 #	200,000	187,500
Corporate Office Properties 5.25% 2/15/24	23,000	25,251
CubeSmart 3.00% 2/15/30	110,000	117,718
Goodman HK Finance 4.375% 6/19/24	200,000	216,290
Kaisa Group Holdings 9.375% 6/30/24	200,000	181,713
		1,226,068
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Technology — 2.27%
Alphabet
1.10% 8/15/30	45,000	$43,926
1.90% 8/15/40	55,000	51,827
2.05% 8/15/50	55,000	49,790

Black Knight InfoServ 144A 3.625% 9/1/28 #	141,000	142,939
Broadcom
3.15% 11/15/25	90,000	97,133
4.15% 11/15/30	200,000	224,454
5.00% 4/15/30	120,000	141,756

CommScope Technologies 144A 5.00% 3/15/27 #	285,000	267,366
Equinix 5.375% 5/15/27	280,000	305,378
Fiserv 2.65% 6/1/30	125,000	132,821
Gartner 144A 3.75% 10/1/30 #	145,000	148,458
Global Payments
2.65% 2/15/25	342,000	362,061
2.90% 5/15/30	63,000	66,953
3.20% 8/15/29	225,000	243,498

International Business Machines 1.95% 5/15/30	115,000	116,790
Iron Mountain
144A 4.50% 2/15/31 #	65,000	64,793
144A 5.25% 7/15/30 #	215,000	220,912

Microchip Technology 144A 4.25% 9/1/25 #	100,000	103,705
NXP
144A 2.70% 5/1/25 #	20,000	21,307
144A 3.40% 5/1/30 #	35,000	38,573
144A 4.30% 6/18/29 #	27,000	31,336
144A 4.875% 3/1/24 #	300,000	336,222

ServiceNow 1.40% 9/1/30	110,000	106,388
Xilinx 2.375% 6/1/30	90,000	92,150
		3,410,536
Transportation — 1.59%
Aeropuertos Argentina 2000 144A PIK 9.375% 2/1/27 #, *	180,186	114,418
ASG Finance Designated Activity 144A 7.875% 12/3/24 #	200,000	146,000
Autoridad del Canal de Panama 144A 4.95% 7/29/35 #	200,000	251,111
Delta Air Lines 144A 7.00% 5/1/25 #	685,000	748,230

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation (continued)
Mileage Plus Holdings 144A 6.50% 6/20/27 #	350,000	$365,094
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #, ^	200,000	141,000
Southwest Airlines
5.125% 6/15/27	210,000	233,797
5.25% 5/4/25	265,000	294,939

Union Pacific 3.25% 2/5/50	90,000	96,795
		2,391,384
Utilities — 0.40%
Essential Utilities
2.704% 4/15/30	75,000	79,431
3.351% 4/15/50	75,000	78,697

KazTransGas JSC 144A 4.375% 9/26/27 #	400,000	437,752
		595,880
Total Corporate Bonds (cost $75,048,581)		78,205,657

Non-Agency Asset-Backed Securities — 1.92%
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.128% 11/25/36 •	226,934	234,048
Ford Credit Auto Lease Trust Series 2019-B A2A 2.28% 2/15/22	251,818	252,723
Ford Credit Auto Owner Trust Series 2018-1 A 144A 3.19% 7/15/31 #	160,000	174,599
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	44,000	39,066
Hyundai Auto Lease Securitization Trust Series 2020-A A2 144A 1.90% 5/16/22 #	254,395	256,018
Hyundai Auto Receivables Trust Series 2020-C A2 0.26% 9/15/23	150,000	149,998
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)
Mercedes-Benz Auto Lease Trust
Series 2019-B A2 2.01% 12/15/21	48,963	$49,116
Series 2020-A A2 1.82% 3/15/22	72,179	72,474
Mercedes-Benz Master Owner Trust
Series 2018-BA A 144A 0.488% (LIBOR01M + 0.34%) 5/15/23 #, •	100,000	100,134
Series 2019-AA A 144A 0.498% (LIBOR01M + 0.35%) 5/15/23 #, •	530,000	530,666

PFS Financing Series 2020-G A 144A 0.97% 2/15/26 #	500,000	501,124
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #, •	15,260	15,387
Series 2015-6 A1B 144A 2.75% 4/25/55 #, •	24,066	24,467
Series 2017-1 A1 144A 2.75% 10/25/56 #, •	38,370	39,325
Series 2017-2 A1 144A 2.75% 4/25/57 #, •	40,083	41,149
Series 2018-1 A1 144A 3.00% 1/25/58 #, •	58,386	60,920

Volvo Financial Equipment Master Owner Trust Series 2017-A A 144A 0.648% (LIBOR01M + 0.50%) 11/15/22 #, •	255,000	255,041
Wendy's Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	77,800	80,069
Total Non-Agency Asset-Backed Securities (cost $2,831,597)		2,876,324

Non-Agency Collateralized Mortgage Obligations — 2.15%
Chase Home Lending Mortgage Trust Series 2019-ATR2 A3 144A 3.50% 7/25/49 #, •	123,661	126,975

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust Series 2019-R01 2M2 144A 2.599% (LIBOR01M + 2.45%) 7/25/31 #, •	78,186	$77,498
Flagstar Mortgage Trust Series 2018-5 A7 144A 4.00% 9/25/48 #, •	7,287	7,303
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #, •	22,200	22,391
GS Mortgage-Backed Securities Trust Series 2020-PJ1 A1 144A 3.50% 5/25/50 #, •	140,373	142,971
Holmes Master Issuer Series 2018-2A A2 144A 0.695% (LIBOR03M + 0.42%) 10/15/54 #, •	67,405	67,341
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.399% 6/25/29 #, •	44,736	45,474
Series 2014-2 B2 144A 3.399% 6/25/29 #, •	44,736	45,296
Series 2014-IVR6 2A4 144A 2.295% 7/25/44 #, •	81,152	81,974
Series 2015-4 B1 144A 3.612% 6/25/45 #, •	83,711	86,031
Series 2015-4 B2 144A 3.612% 6/25/45 #, •	83,711	85,528
Series 2015-5 B2 144A 2.58% 5/25/45 #, •	88,888	90,752
Series 2015-6 B1 144A 3.568% 10/25/45 #, •	85,485	87,894
Series 2015-6 B2 144A 3.568% 10/25/45 #, •	85,485	87,441
Series 2016-4 B1 144A 3.868% 10/25/46 #, •	88,331	92,033
Series 2016-4 B2 144A 3.868% 10/25/46 #, •	90,549	93,706
Series 2017-2 A3 144A 3.50% 5/25/47 #, •	25,772	26,499
Series 2019-LTV3 A3 144A 3.50% 3/25/50 #, •	160,586	164,713
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2020-2 A3 144A 3.50% 7/25/50 #, •	88,427	$90,783
Series 2020-5 A3 144A 3.00% 12/25/50 #, •	447,713	459,570

New Residential Mortgage Loan Trust Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, •	66,857	70,498
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #, •	11,431	11,762
Series 2015-1 B2 144A 3.864% 1/25/45 #, •	31,759	32,311
Series 2015-2 B2 144A 3.736% 5/25/45 #, •	292,922	299,688
Series 2017-4 A1 144A 3.50% 7/25/47 #, •	37,957	38,805
Series 2017-5 B1 144A 3.823% 8/25/47 #, •	235,204	246,606
Series 2019-CH1 A1 144A 4.50% 3/25/49 #, •	62,285	63,879

Wells Fargo Mortgage Backed Securities Trust Series 2020-3 A1 144A 3.00% 6/25/50 #, •	463,555	476,501
Total Non-Agency Collateralized Mortgage Obligations (cost $3,172,136)		3,222,223

Non-Agency Commercial Mortgage-Backed Securities — 7.44%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	225,000	250,892
Series 2017-BNK5 B 3.896% 6/15/60 •	95,000	102,460
Series 2017-BNK7 A5 3.435% 9/15/60	190,000	212,902
Series 2019-BN20 A3 3.011% 9/15/62	205,000	225,776
Series 2019-BN21 A5 2.851% 10/17/52	200,000	218,685

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 •	400,000	$453,040
Series 2018-B3 A5 4.025% 4/10/51	130,000	150,459
Series 2020-B19 A5 1.85% 9/15/53	750,000	754,152

Cantor Commercial Real Estate Lending Series 2019-CF2 A5 2.874% 11/15/52	200,000	216,891
CD Mortgage Trust Series 2019-CD8 A4 2.912% 8/15/57	100,000	108,728
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	185,000	205,779
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	120,000	130,130
Series 2016-P3 A4 3.329% 4/15/49	308,000	335,641
Series 2017-C4 A4 3.471% 10/12/50	120,000	133,922
Series 2019-C7 A4 3.102% 12/15/72	280,000	309,838
Series 2020-555 A 144A 2.647% 12/10/41 #	100,000	104,939
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	105,000	108,704
Series 2013-WWP A2 144A 3.424% 3/10/31 #	100,000	105,339
Series 2014-CR19 A5 3.796% 8/10/47	80,000	87,384
Series 2014-CR20 AM 3.938% 11/10/47	350,000	378,190
Series 2015-3BP A 144A 3.178% 2/10/35 #	130,000	138,488
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
COMM Mortgage Trust
Series 2015-CR23 A4 3.497% 5/10/48	115,000	$125,707
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	165,000	180,068
Series 2016-C1 B 4.195% 5/10/49 •	25,000	26,028
Series 2016-C3 A5 2.89% 8/10/49	140,000	151,175

GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	250,000	251,090
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #, •	100,000	89,313
Series 2015-GC32 A4 3.764% 7/10/48	75,000	82,797
Series 2017-GS5 A4 3.674% 3/10/50	175,000	197,390
Series 2017-GS6 A3 3.433% 5/10/50	115,000	128,234
Series 2018-GS9 A4 3.992% 3/10/51 •	130,000	149,660
Series 2018-GS9 B 4.321% 3/10/51 •	125,000	137,772
Series 2019-GC39 A4 3.567% 5/10/52	70,000	79,059
Series 2019-GC42 A4 3.001% 9/1/52	1,015,000	1,111,372
Series 2020-GC47 A5 2.377% 5/12/53	1,095,000	1,150,211

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	255,000	$285,069
JPM-DB Commercial Mortgage Securities Trust Series 2017-C7 A5 3.409% 10/15/50	290,000	323,250
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	150,000	146,223
Series 2015-JP1 A5 3.914% 1/15/49	170,000	191,480
Series 2016-JP2 AS 3.056% 8/15/49	180,000	190,384
Series 2016-WIKI A 144A 2.798% 10/5/31 #	105,000	104,373
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	82,929

LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 •	38,979	22,565
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	100,000	108,400
Series 2015-C26 A5 3.531% 10/15/48	120,000	132,546
Series 2016-C29 A4 3.325% 5/15/49	95,000	104,239

Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41 •	62,003	61,081
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

UBS Commercial Mortgage Trust Series 2018-C9 A4 4.117% 3/15/51 •	225,000	$257,882
UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #, •	150,000	151,737
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.617% 9/15/57	80,000	88,398
Series 2016-BNK1 A3 2.652% 8/15/49	155,000	162,456
Series 2017-C38 A5 3.453% 7/15/50	140,000	156,575
Total Non-Agency Commercial Mortgage-Backed Securities (cost $10,727,681)		11,161,802

Loan Agreements — 5.04%
Advantage Sales & Marketing TBD 10/31/27 X	150,000	146,375
American Airlines Tranche B 2.148% (LIBOR01M + 2.00%) 12/14/23 •	70,394	58,581
Applied Systems 1st Lien 4.25% (LIBOR03M + 3.25%) 9/19/24	90,533	90,218
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	150,000	151,219
Aramark Services Tranche B-3 1.898% (LIBOR01M + 1.75%) 3/11/25 •	69,950	67,021
Array Technologies 5.00% (LIBOR03M + 4.00%) 10/14/27 •	20,435	20,179
Aruba Investments Holdings 2nd Lien TBD 10/28/28	40,000	39,800
Aruba Investments TBD 10/28/27 X	40,000	39,800

	Principal amount°	Value (US $)

Loan Agreements (continued)
AthenaHealth Tranche B 1st Lien 4.75% (LIBOR03M + 4.50%) 2/11/26 •	83,725	$82,155
Avantor Tranche B TBD 10/30/27 X	95,000	94,050
Bausch Health 3.149% (LIBOR01M + 3.00%) 6/2/25 •	79,366	77,642
Berry Global Tranche W 2.147% (LIBOR01M + 2.00%) 10/1/22 •	100,000	99,132
Berry Global Tranche Y 2.147% (LIBOR01M + 2.00%) 7/1/26 •	98,750	95,594
Blue Ribbon 1st Lien 5.00% (LIBOR01M + 4.00%) 11/15/21 •	39,332	36,775
Buckeye Partners 2.897% (LIBOR01M + 2.75%) 11/1/26 •	92,583	90,818
Caesars Resort Collection Tranche B-1 4.649% (LIBOR01M + 4.50%) 7/21/25 •	65,000	63,037
Calpine
2.40% (LIBOR01M + 2.25%) 1/15/24 •	39,294	38,410
2.40% (LIBOR01M + 2.25%) 4/5/26 •	49,375	48,196

Carnival 8.50% (LIBOR01M + 7.50%) 6/30/25 •	49,875	50,249
Charter Communications Operating Tranche B2 1.90% (LIBOR01M + 1.75%) 2/1/27 •	102,021	99,570
Chemours Tranche B-2 0.019% (LIBOR01M + 0.018%) 4/3/25 •	139,812	134,220
CityCenter Holdings 3.00% (LIBOR01M + 2.25%) 4/18/24 •	98,473	92,836
Core & Main 3.75% (LIBOR03M + 2.75%) 8/1/24 •	141,003	137,477
CSC Holdings 2.648% (LIBOR01M + 2.50%) 4/15/27 •	63,706	61,808
	Principal amount°	Value (US $)

Loan Agreements (continued)

DaVita Tranche B-1 1.897% (LIBOR01M + 1.75%) 8/12/26 •	123,752	$121,306
EFS Cogen Holdings I Tranche B 4.50% (LIBOR03M + 3.50%) 9/24/27 •	70,000	69,563
Ensemble RCM 3.964% (LIBOR03M + 3.75%) 8/3/26 •	74,250	72,858
Epicor Software Tranche B 5.25% (LIBOR01M + 4.25%) 7/30/27 •	135,000	134,747
ESH Hospitality 2.148% (LIBOR01M + 2.00%) 9/18/26 •	95,406	92,568
Frontier Communications Tranche B-1 6.00% (LIBOR03M + 2.75%) 6/17/24 •	1,136,080	1,117,902
Gardner Denver Tranche B-1 1.898% (LIBOR01M + 1.75%) 3/1/27 •	71,995	69,745
Gray Television Tranche B-2 2.399% (LIBOR01M + 2.25%) 2/7/24 •	107,721	105,486
Grupo Aeromexico TBD 8/19/22 X, =	65,000	65,000
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	144,638	144,457
HCA Tranche B-12 1.898% (LIBOR01M + 1.75%) 3/13/25 •	225,959	225,273
Hilton Worldwide Finance Tranche B-2 1.899% (LIBOR01M + 1.75%) 6/22/26 •	35,550	33,792
Ineos US Finance 2.148% (LIBOR01M + 2.00%) 4/1/24 •	0	0
Informatica 3.398% (LIBOR01M + 3.25%) 2/25/27 •	141,449	136,994
Informatica 2nd Lien 7.125% 2/14/25	111,000	112,804
IQVIA Tranche B-3 1.97% (LIBOR03M + 1.75%) 6/11/25 •	141,738	139,647

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
	Principal amount°	Value (US $)

Loan Agreements (continued)

Iron Mountain Information Management Tranche B 1.898% (LIBOR01M + 1.75%) 1/2/26 •	120,019	$115,818
JBS USA LUX 2.147% (LIBOR01M + 2.00%) 5/1/26 •	24,625	24,115
LS Group OpCo Acquisition Tranche B TBD 10/26/27 X	90,000	89,325
Microchip Technology 2.15% (LIBOR01M + 2.00%) 5/29/25 •	133,689	132,797
Milano Acquisition Tranche B 4.75% (LIBOR03M + 4.00%) 10/1/27 •	125,000	123,047
Mileage Plus Holdings 6.25% (LIBOR03M + 5.25%) 6/20/27 •	50,000	50,965
Numericable US Tranche B-11 2.898% (LIBOR01M + 2.75%) 7/31/25 •	66,199	63,220
Numericable US Tranche B-13 4.237% (LIBOR03M + 4.00%) 8/14/26 •	34,300	33,382
ON Semiconductor Tranche B-4 2.148% (LIBOR01M + 2.00%) 9/16/26 •	74,160	72,631
Penn National Gaming Tranche B-1 3.00% (LIBOR01M + 2.25%) 10/15/25 •	122,256	118,263
PG&E 5.50% (LIBOR03M + 4.50%) 6/23/25 •	149,625	148,783
PQ Tranche B 2.464% (LIBOR03M + 2.25%) 2/8/27 •	136,359	132,780
Prestige Brands Tranche B-4 2.148% (LIBOR01M + 2.00%) 1/26/24 •	68,923	68,622
Pretium PKG Holdings TBD 10/29/27 X	65,000	64,106
RP Crown Parent Tranche B-1 4.00% (LIBOR01M + 3.00%) 2/2/26 •	109,725	107,393
Ryan Specialty Group 4.00% (LIBOR01M + 3.25%) 9/1/27 •	60,000	59,600
	Principal amount°	Value (US $)

Loan Agreements (continued)

Scientific Games International Tranche B-5 2.975% (LIBOR01M + 2.75%) 8/14/24 •	187,232	$174,638
Sinclair Television Group Tranche B 2.252% (LIBOR01M + 2.25%) 1/3/24 •	143,623	139,913
Spirit Aerosystems 6.00% (LIBOR01M + 5.25%) 1/15/25 •	80,000	80,100
SS&C Technologies Tranche B-3 1.898% (LIBOR01M + 1.75%) 4/16/25 •	55,562	54,093
SS&C Technologies Tranche B-4 1.898% (LIBOR01M + 1.75%) 4/16/25 •	39,036	38,004
Terrier Media Buyer 4.397% (LIBOR01M + 4.25%) 12/17/26 •	51,610	50,441
Transdigm Tranche F 2.398% (LIBOR01M + 2.25%) 12/9/25 •	127,355	120,085
Ultimate Software Group 4.75% (LIBOR03M + 4.00%) 5/4/26 •	370,000	368,330
Ultimate Software Group 1st Lien 3.898% (LIBOR01M + 3.75%) 5/4/26 •	217,518	213,983
Vertical Midco Tranche B 4.567% (LIBOR06M + 4.25%) 7/30/27 •	125,000	123,490
Vistra Operations 1.898% (LIBOR01M + 1.75%) 12/31/25 •	213,692	209,151
Windstream Services 7.25% (LIBOR03M + 6.25%) 8/11/27 •	21,945	20,793
Total Loan Agreements (cost $7,601,936)		7,555,172

Sovereign Bonds — 3.20%Δ
Argentina — 0.06%
Argentine Republic Government International Bonds
0.125% 7/9/30 ~	250,260	91,846
1.00% 7/9/29	8,695	3,591
		95,437

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Bermuda — 0.14%
Bermuda Government International Bond
144A 2.375% 8/20/30 #	200,000	$205,750
		205,750
Brazil — 0.13%
Brazilian Government International Bond
4.75% 1/14/50	200,000	196,325
		196,325
Dominican Republic — 0.10%
Dominican Republic International Bond
144A 4.875% 9/23/32 #	150,000	152,625
		152,625
Egypt — 0.29%
Egypt Government International Bonds
144A 5.75% 5/29/24 #	225,000	230,943
144A 8.70% 3/1/49 #	200,000	202,089
		433,032
El Salvador — 0.09%
El Salvador Government International Bond
144A 7.125% 1/20/50 #	175,000	131,250
		131,250
Honduras — 0.15%
Honduras Government International Bond
144A 5.625% 6/24/30 #	200,000	221,500
		221,500
Ivory Coast — 0.13%
Ivory Coast Government International Bond
144A 6.125% 6/15/33 #	200,000	202,451
		202,451
Jordan — 0.14%
Jordan Government International Bond
144A 4.95% 7/7/25 #	200,000	203,983
		203,983
Panama — 0.19%
Panama Government International Bond
3.75% 3/16/25	261,000	285,963
		285,963
	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Paraguay — 0.16%
Paraguay Government International Bond
144A 4.95% 4/28/31 #	200,000	$234,000
		234,000
Peru — 0.14%
Peruvian Government International Bond
2.392% 1/23/26	200,000	210,500
		210,500
Philippines — 0.14%
Philippine Government International Bond
2.457% 5/5/30	200,000	214,191
		214,191
Qatar — 0.30%
Qatar Government International Bonds
144A 3.40% 4/16/25 #	200,000	219,752
144A 4.00% 3/14/29 #	200,000	234,742
		454,494
Romania — 0.18%
Romanian Government International Bond
144A 3.00% 2/14/31 #	260,000	269,954
		269,954
Saudi Arabia — 0.14%
Saudi Government International Bond
144A 2.90% 10/22/25 #	200,000	214,088
		214,088
Senegal — 0.13%
Senegal Government International Bond
144A 6.75% 3/13/48 #	200,000	196,113
		196,113
South Africa — 0.12%
Republic of South Africa Government International Bond
5.75% 9/30/49	200,000	180,908
		180,908

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Trinidad and Tobago — 0.14%
Trinidad & Tobago Government International Bond
144A 4.50% 6/26/30 #	200,000	$203,250
		203,250
Turkey — 0.10%
Turkey Government International Bond
5.75% 5/11/47	200,000	155,672
		155,672
Uruguay — 0.08%
Uruguay Government International Bond
4.375% 1/23/31	100,000	120,906
		120,906
Uzbekistan — 0.15%
Republic of Uzbekistan Bond
144A 5.375% 2/20/29 #	200,000	222,092
		222,092
Total Sovereign Bonds (cost $4,697,009)		4,804,484

Supranational Bank — 0.28%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	200,000	210,414
Central American Bank For Economic Integration 144A 2.00% 5/6/25 #	200,000	208,614
Total Supranational Bank (cost $399,972)		419,028

US Treasury Obligations — 11.12%
US Treasury Inflation Indexed Notes
0.125% 1/15/30	7,420,213	8,100,986
0.125% 7/15/30	1,900,800	2,086,367
US Treasury Notes
0.25% 9/30/25	755,000	750,429
0.625% 8/15/30	5,870,000	5,733,798
Total US Treasury Obligations (cost $16,431,177)		16,671,580

	Principal amount°	Value (US $)

Municipal Bond — 0.03%
South Carolina Public Service Authority Series D 4.77% 12/1/45	30,000	$37,737
Total Municipal Bond (cost $33,739)		37,737
	Number of shares
Short-Term Investments — 1.03%
Money Market Mutual Funds — 1.03%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	387,725	387,725
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	387,724	387,724
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	387,724	387,724
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	387,724	387,724
Total Short-Term Investments (cost $1,550,897)		1,550,897
Total Value of Securities—99.80% (cost $145,025,849)		$149,711,258
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of Rule 144A securities was $42,454,283, which represents 28.30% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
>	PIK. 100% of the income received was in the form of cash.
*	PIK. 100% of the income received was in the form of principal.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
X	This loan will settle after October 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at October 31, 2020.
Unfunded Loan Commitments
The Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at October 31, 2020:
Borrower	Prinicipal Amount	Commitment	Value	Unrealized Appreciation Depreciation
Grupo Aeromexico 8/19/22	$65,000	$65,000	$65,000	$—
Grupo Aeromexico 8/19/22	130,000	130,000	130,000	—
The following foreign currency exchange contracts and futures contracts were outstanding at October 31, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
JPMCB	EUR	1,285,000	USD	(1,504,298)	1/15/21	$(4,818)
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
89	US Treasury 5 yr Notes	$11,178,539	$11,207,258	12/31/20	$—	$(28,719)	$(4,172)
9	US Treasury 10 yr Ultra Notes	1,415,531	1,440,866	12/21/20	—	(25,335)	(3,094)
(79)	US Treasury 10 yr Notes	(10,919,281)	(11,024,860)	12/21/20	105,579	—	14,812
Total Futures Contracts			$1,623,264		$105,579	$(54,054)	$7,546
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin is reflected in the Portfolio’s net assets.

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
BB – Barclays Bank
CD – Certificate of Deposit
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DB – Deutsche Bank AG
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LB – Lehman Brothers
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBD – To be determined
yr – Year
Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
October 31, 2020
	Principal amount°	Value (US $)
Convertible Bond — 0.17%
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	145,000	$140,334
Total Convertible Bond (cost $139,381)		140,334

Corporate Bonds — 88.33%
Automotive — 2.93%
Allison Transmission 144A 5.875% 6/1/29 #	413,000	451,510
Ford Motor
8.50% 4/21/23	285,000	315,023
9.00% 4/22/25	90,000	105,978
Ford Motor Credit
3.37% 11/17/23	285,000	282,863
4.125% 8/17/27	270,000	266,288
4.542% 8/1/26	275,000	280,156
5.584% 3/18/24	295,000	310,431
5.875% 8/2/21	230,000	235,164

General Motors Financial 5.70% μ, ψ	140,000	145,250
		2,392,663
Banking — 2.60%
Barclays 6.125% μ, ψ	305,000	311,064
Deutsche Bank 6.00% μ, ψ	200,000	178,500
Natwest Group 8.625% μ, ψ	630,000	651,628
Popular 6.125% 9/14/23	915,000	982,733
		2,123,925
Basic Industry — 9.38%
Allegheny Technologies 5.875% 12/1/27	545,000	514,003
Avient 144A 5.75% 5/15/25 #	547,000	576,401
Blue Cube Spinco 10.00% 10/15/25	145,000	153,285
Cemex 144A 7.375% 6/5/27 #	280,000	308,773
First Quantum Minerals
144A 6.875% 10/15/27 #	200,000	199,250
144A 7.25% 4/1/23 #	330,000	332,153
144A 7.50% 4/1/25 #	405,000	407,278

Freeport-McMoRan 5.45% 3/15/43	762,000	870,913
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Hudbay Minerals
144A 6.125% 4/1/29 #	190,000	$194,750
144A 7.625% 1/15/25 #	185,000	192,284

Intertape Polymer Group 144A 7.00% 10/15/26 #	305,000	321,336
Joseph T Ryerson & Son 144A 8.50% 8/1/28 #	136,000	145,986
Kraton Polymers 144A 7.00% 4/15/25 #	380,000	392,587
M/I Homes 4.95% 2/1/28	487,000	505,567
Mattamy Group
144A 4.625% 3/1/30 #	115,000	116,923
144A 5.25% 12/15/27 #	300,000	318,188
New Gold
144A 6.375% 5/15/25 #	90,000	92,869
144A 7.50% 7/15/27 #	145,000	157,126
Novelis
144A 4.75% 1/30/30 #	110,000	111,759
144A 5.875% 9/30/26 #	150,000	154,970

Olin 5.00% 2/1/30	200,000	201,963
PowerTeam Services 144A 9.033% 12/4/25 #	515,000	547,509
Tronox 144A 6.50% 4/15/26 #	285,000	289,420
White Cap Buyer 144A 6.875% 10/15/28 #	410,000	421,019
WR Grace & Co. 144A 4.875% 6/15/27 #	145,000	151,236
		7,677,548
Capital Goods — 8.01%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	400,000	407,000
Ardagh Packaging Finance 144A 5.25% 8/15/27 #	400,000	412,284
Berry Global 144A 5.625% 7/15/27 #	505,000	529,250
Bombardier
144A 7.50% 3/15/25 #	215,000	156,681
144A 7.875% 4/15/27 #	200,000	146,000

Energizer Holdings 144A 4.375% 3/31/29 #	260,000	262,860
EnPro Industries 5.75% 10/15/26	435,000	458,299

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)

Griffon 5.75% 3/1/28	395,000	$410,306
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	145,000	145,267
Reynolds Group Issuer 144A 4.00% 10/15/27 #	810,000	823,162
Spirit AeroSystems 144A 5.50% 1/15/25 #	400,000	407,500
Terex 144A 5.625% 2/1/25 #	215,000	215,941
Titan Acquisition 144A 7.75% 4/15/26 #	135,000	135,000
TransDigm
5.50% 11/15/27	440,000	429,814
144A 6.25% 3/15/26 #	550,000	574,065
144A 8.00% 12/15/25 #	70,000	75,758

Vertical Holdco 144A 7.625% 7/15/28 #	200,000	207,875
Vertical US Newco 144A 5.25% 7/15/27 #	200,000	206,215
Welbilt 9.50% 2/15/24	263,000	267,493
WESCO Distribution 144A 7.25% 6/15/28 #	260,000	284,985
		6,555,755
Communications — 11.45%
Altice Financing 144A 5.00% 1/15/28 #	355,000	344,817
Altice France Holding
144A 6.00% 2/15/28 #	865,000	831,265
144A 10.50% 5/15/27 #	445,000	491,447

C&W Senior Financing 144A 6.875% 9/15/27 #	463,000	488,696
Cablevision Lightpath
144A 3.875% 9/15/27 #	200,000	198,750
144A 5.625% 9/15/28 #	200,000	202,375

CenturyLink 144A 5.125% 12/15/26 #	580,000	593,894
Cincinnati Bell 144A 7.00% 7/15/24 #	565,000	585,829
Clear Channel Worldwide Holdings 9.25% 2/15/24	432,000	374,965
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)

Connect Finco 144A 6.75% 10/1/26 #	770,000	$776,737
Frontier Communications 144A 5.875% 10/15/27 #	230,000	234,888
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	265,000	281,894
Level 3 Financing 144A 4.25% 7/1/28 #	450,000	452,700
Sprint
7.125% 6/15/24	170,000	195,748
7.625% 3/1/26	150,000	182,773
7.875% 9/15/23	800,000	914,500

Sprint Capital 8.75% 3/15/32	140,000	209,644
T-Mobile USA
6.00% 4/15/24	260,000	264,927
6.50% 1/15/26	422,000	440,251

Vodafone Group 7.00% 4/4/79 μ	210,000	249,395
Windstream Escrow 144A 7.75% 8/15/28 #	452,000	437,875
Zayo Group Holdings 144A 6.125% 3/1/28 #	610,000	616,387
		9,369,757
Consumer Cyclical — 4.26%
Boyd Gaming 4.75% 12/1/27	390,000	380,082
Caesars Entertainment
144A 6.25% 7/1/25 #	240,000	246,720
144A 8.125% 7/1/27 #	205,000	214,225
L Brands
144A 6.875% 7/1/25 #	280,000	300,577
144A 9.375% 7/1/25 #	165,000	191,606

MGM Resorts International 4.75% 10/15/28	575,000	563,141
New Red Finance 144A 3.50% 2/15/29 #	260,000	258,700
Scientific Games International
144A 8.25% 3/15/26 #	316,000	320,489
144A 8.625% 7/1/25 #	135,000	140,526

Six Flags Entertainment 144A 4.875% 7/31/24 #	255,000	237,372

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)

Station Casinos 144A 5.00% 10/1/25 #	205,000	$204,359
William Carter 144A 5.625% 3/15/27 #	405,000	425,756
		3,483,553
Consumer Non-Cyclical — 3.72%
Chobani 144A 4.625% 11/15/28 #	262,000	263,520
JBS USA LUX
144A 5.50% 1/15/30 #	185,000	201,419
144A 6.50% 4/15/29 #	250,000	281,282
Kraft Heinz Foods
5.00% 7/15/35	270,000	311,017
5.20% 7/15/45	315,000	348,234

Pilgrim's Pride 144A 5.75% 3/15/25 #	370,000	379,250
Post Holdings 144A 5.50% 12/15/29 #	390,000	421,210
Spectrum Brands
144A 5.00% 10/1/29 #	465,000	494,062
144A 5.50% 7/15/30 #	110,000	117,906

United Natural Foods 144A 6.75% 10/15/28 #	225,000	228,094
		3,045,994
Energy — 11.13%
Cheniere Energy Partners 4.50% 10/1/29	365,000	372,669
CNX Resources 144A 7.25% 3/14/27 #	705,000	744,670
Continental Resources 5.00% 9/15/22	415,000	409,190
Crestwood Midstream Partners 144A 5.625% 5/1/27 #	425,000	373,203
DCP Midstream Operating 5.125% 5/15/29	400,000	398,432
EQM Midstream Partners 144A 6.50% 7/1/27 #	290,000	304,561
Genesis Energy 6.50% 10/1/25	535,000	445,053
Murphy Oil 5.875% 12/1/27	550,000	434,511
Murphy Oil USA 5.625% 5/1/27	555,000	584,726
NuStar Logistics
6.00% 6/1/26	500,000	494,607
6.375% 10/1/30	375,000	378,047
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Occidental Petroleum
2.70% 2/15/23	387,000	$347,091
3.00% 2/15/27	235,000	177,866
3.50% 8/15/29	220,000	159,073
6.625% 9/1/30	295,000	258,951

PDC Energy 6.125% 9/15/24	379,000	369,288
Precision Drilling 144A 7.125% 1/15/26 #	665,000	421,317
Southwestern Energy 7.75% 10/1/27	605,000	625,797
Sunoco 6.00% 4/15/27	185,000	191,467
Targa Resources Partners
144A 4.875% 2/1/31 #	270,000	263,901
5.375% 2/1/27	390,000	392,853

Western Midstream Operating 4.75% 8/15/28	400,000	375,000
WPX Energy
5.25% 10/15/27	395,000	396,817
5.875% 6/15/28	180,000	184,279
		9,103,369
Financial Services — 2.54%
AerCap Holdings 5.875% 10/10/79 μ	185,000	146,780
AerCap Ireland Capital DAC 6.50% 7/15/25	340,000	374,546
Ally Financial 8.00% 11/1/31	280,000	387,091
DAE Funding
144A 4.50% 8/1/22 #	100,000	100,750
144A 5.75% 11/15/23 #	677,000	686,309

United Shore Financial Services 144A 5.50% 11/15/25 #	380,000	385,111
		2,080,587
Healthcare — 6.61%
Bausch Health 144A 6.25% 2/15/29 #	565,000	583,080
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	405,000	410,654
CHS 144A 8.00% 3/15/26 #	420,000	422,100
Encompass Health 4.75% 2/1/30	550,000	573,820
Hadrian Merger Sub 144A 8.50% 5/1/26 #	437,000	427,631

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Healthcare (continued)
HCA
5.375% 2/1/25	270,000	$299,380
7.58% 9/15/25	230,000	272,669
Jaguar Holding II
144A 4.625% 6/15/25 #	200,000	206,924
144A 5.00% 6/15/28 #	355,000	370,464

Ortho-Clinical Diagnostics 144A 7.375% 6/1/25 #	400,000	422,750
Providence Service 144A 5.875% 11/15/25 #	375,000	382,266
Surgery Center Holdings 144A 10.00% 4/15/27 #	210,000	224,569
Tenet Healthcare
144A 6.125% 10/1/28 #	225,000	218,953
6.75% 6/15/23	225,000	237,496
6.875% 11/15/31	355,000	356,264
		5,409,020
Insurance — 1.78%
GTCR AP Finance 144A 8.00% 5/15/27 #	125,000	133,438
HUB International 144A 7.00% 5/1/26 #	685,000	702,813
USI 144A 6.875% 5/1/25 #	605,000	617,472
		1,453,723
Media — 6.31%
CCO Holdings
144A 4.50% 8/15/30 #	1,025,000	1,066,005
144A 4.50% 5/1/32 #	100,000	103,375
144A 5.375% 6/1/29 #	270,000	292,583
CSC Holdings
144A 4.625% 12/1/30 #	580,000	580,647
144A 5.75% 1/15/30 #	770,000	824,131

Cumulus Media New Holdings 144A 6.75% 7/1/26 #	395,000	368,027
Gray Television 144A 7.00% 5/15/27 #	395,000	426,600
Netflix 144A 4.875% 6/15/30 #	225,000	257,203
Nexstar Broadcasting
144A 4.75% 11/1/28 #	305,000	307,859
144A 5.625% 7/15/27 #	215,000	224,474

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Media (continued)

Sirius XM Radio 144A 4.125% 7/1/30 #	360,000	$370,534
Terrier Media Buyer 144A 8.875% 12/15/27 #	335,000	343,080
		5,164,518
Real Estate — 1.30%
HAT Holdings I 144A 3.75% 9/15/30 #	310,000	311,163
Iron Mountain 144A 5.25% 7/15/30 #	455,000	467,512
MGM Growth Properties Operating Partnership 5.75% 2/1/27	260,000	280,982
		1,059,657
Services — 5.00%
Clean Harbors 144A 5.125% 7/15/29 #	230,000	250,669
Covanta Holding
5.00% 9/1/30	165,000	168,919
6.00% 1/1/27	440,000	459,800

Gartner 144A 4.50% 7/1/28 #	330,000	344,919
GFL Environmental 144A 4.25% 6/1/25 #	210,000	214,594
Prime Security Services Borrower
144A 5.75% 4/15/26 #	440,000	469,150
144A 6.25% 1/15/28 #	565,000	571,718
Sabre GLBL
144A 7.375% 9/1/25 #	300,000	306,450
144A 9.25% 4/15/25 #	250,000	275,937

Tms International Holding 144A 7.25% 8/15/25 #	200,000	191,500
United Rentals North America
3.875% 2/15/31	435,000	440,166
5.25% 1/15/30	365,000	396,253
		4,090,075
Technology & Electronics — 6.02%
Banff Merger Sub 144A 9.75% 9/1/26 #	395,000	415,738
Black Knight InfoServ 144A 3.625% 9/1/28 #	355,000	359,881
BY Crown Parent
144A 4.25% 1/31/26 #	355,000	359,881
144A 7.375% 10/15/24 #	608,000	616,296

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Technology & Electronics (continued)

Camelot Finance 144A 4.50% 11/1/26 #	330,000	$343,819
CommScope Technologies 144A 5.00% 3/15/27 #	415,000	389,322
Microchip Technology 144A 4.25% 9/1/25 #	585,000	606,672
Open Text Holdings 144A 4.125% 2/15/30 #	519,000	539,418
Shift4 Payments 144A 4.625% 11/1/26 #	225,000	228,656
SS&C Technologies 144A 5.50% 9/30/27 #	628,000	668,242
Verscend Escrow 144A 9.75% 8/15/26 #	365,000	393,059
		4,920,984
Transportation — 2.37%
Delta Air Lines
144A 7.00% 5/1/25 #	375,000	409,615
7.375% 1/15/26	360,000	372,468

Mileage Plus Holdings 144A 6.50% 6/20/27 #	260,000	271,212
Southwest Airlines 5.125% 6/15/27	200,000	222,664
Spirit Loyalty Cayman 144A 8.00% 9/20/25 #	190,000	201,638
Stena International 144A 6.125% 2/1/25 #	200,000	188,500
VistaJet Malta Finance 144A 10.50% 6/1/24 #	285,000	271,462
		1,937,559
Utilities — 2.92%
AES 5.125% 9/1/27	385,000	413,837
Calpine
144A 4.625% 2/1/29 #	75,000	75,841
144A 5.00% 2/1/31 #	435,000	444,766

PG&E 5.25% 7/1/30	810,000	811,012
Vistra Operations
144A 5.00% 7/31/27 #	191,000	199,786
144A 5.50% 9/1/26 #	104,000	107,770
144A 5.625% 2/15/27 #	325,000	339,287
		2,392,299
Total Corporate Bonds (cost $70,645,562)		72,260,986

	Principal amount°	Value (US $)

Loan Agreements — 5.46%
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	634,290	$639,444
Apro 5.00% (LIBOR03M + 4.00%) 11/14/26 •	133,485	132,484
Blue Ribbon 1st Lien 5.00% (LIBOR01M + 4.00%) 11/15/21 •	111,356	104,118
Boxer Parent 4.398% (LIBOR01M + 4.25%) 10/2/25 •	99,976	97,206
BW Gas & Convenience Holdings 6.41% (LIBOR01M + 6.25%) 11/18/24 •	349,328	349,328
BWay Holding 3.479% (LIBOR03M + 3.25%) 4/3/24 •	218,612	205,086
Carnival 8.50% (LIBOR01M + 7.50%) 6/30/25 •	214,463	216,071
Epicor Software 2nd Lien 8.75% (LIBOR01M + 7.75%) 7/31/28 •	266,000	271,985
Frontier Communications 5.75% (LIBOR01M + 4.75%) 10/8/21 •	165,000	163,350
Granite US Holdings Tranche B 5.47% (LIBOR03M + 5.25%) 9/30/26 •	321,890	302,576
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	349,125	348,689
Informatica 2nd Lien 7.125% 2/14/25	350,000	355,688
Merrill Communications Tranche B 1st Lien 6.00% (LIBOR06M + 5.00%) 10/5/26 •	235,750	235,160
Surgery Center Holdings 4.25% (LIBOR01M + 3.25%) 9/2/24 •	184,125	174,957
Ultimate Software Group 2nd Lien 7.50% (LIBOR03M + 6.75%) 5/3/27 •	494,000	504,086

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
	Principal amount°	Value (US $)

Loan Agreements (continued)
Vantage Specialty Chemicals 2nd Lien 9.25% (LIBOR03M + 8.25%) 10/27/25 •	185,000	$144,589
Verscend Holding Tranche B 4.648% (LIBOR01M + 4.50%) 8/27/25 •	227,380	223,590
Total Loan Agreements (cost $4,447,649)		4,468,407
	Number of shares
Common Stock — 0.00%
Communications — 0.00%
Century Communications =, †	60,000	0
		0
Total Common Stock (cost $1,816)		0

Short-Term Investments — 5.72%
Money Market Mutual Funds — 5.72%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	1,169,849	1,169,849
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	1,169,848	1,169,848
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	1,169,848	1,169,848
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	1,169,849	1,169,849
Total Short-Term Investments (cost $4,679,394)		4,679,394
Total Value of Securities—99.68% (cost $79,913,802)		$81,549,121
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of Rule 144A securities was $46,739,724, which represents 57.13% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
>	PIK. 47% of the income received was in cash and 53% was in principal.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
Summary of abbreviations:
DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
Summary of currencies:
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio
October 31, 2020
	Number of shares	Value (US $)
Common Stock – 98.03%Δ
Brazil − 2.51%
Hypera	145,100	$705,276
Itau Unibanco Holding ADR	23,779	97,256
Suzano †	83,300	718,465
		1,520,997
Canada − 0.91%
Barrick Gold	20,764	555,022
		555,022
China − 42.21%
Alibaba Group Holding †	161,280	6,111,524
Baidu ADR †	14,097	1,875,606
China Medical System Holdings	738,000	776,065
China Merchants Bank Class H	515,000	2,682,601
China Mobile	147,500	902,190
CSPC Pharmaceutical Group	1,288,960	1,368,780
Hengan International Group	124,500	868,457
NetEase	93,062	1,627,753
Ping An Insurance Group Co. of China Class H	281,000	2,905,448
Tencent Holdings	49,200	3,759,158
Tingyi Cayman Islands Holding	902,000	1,650,589
Yum China Holdings	20,515	1,092,013
		25,620,184
Hong Kong − 2.20%
WH Group 144A #	1,692,000	1,332,664
		1,332,664
India − 12.10%
Bajaj Auto	7,470	290,999
HCL Technologies	152,812	1,738,635
Housing Development Finance	64,349	1,669,422
Infosys ADR	109,745	1,566,061
Reliance Industries	74,969	2,078,500
		7,343,617
Indonesia − 1.53%
Bank Rakyat Indonesia Persero	4,107,200	929,755
		929,755
	Number of shares	Value (US $)
Common StockΔ (continued)
Mexico − 1.35%
Grupo Financiero Banorte Class O †	183,724	$819,381
		819,381
Peru − 0.91%
Credicorp	4,832	554,134
		554,134
Republic of Korea − 10.58%
Korea Zinc	1,047	354,103
LG Chem	1,568	855,001
Samsung Electronics	77,341	3,887,594
Samsung Fire & Marine Insurance	3,769	595,939
Shinhan Financial Group †	26,768	726,277
		6,418,914
Romania − 0.17%
Societatea Nationala de Gaze Naturale ROMGAZ GDR ≥	17,355	102,395
		102,395
Russia − 2.88%
Gazprom PJSC ADR	150,869	577,988
LUKOIL (London International Exchange) PJSC ADR	15,966	816,871
Polymetal International	16,680	354,525
		1,749,384
Taiwan − 15.65%
ASE Technology Holding	600,000	1,346,740
CTBC Financial Holding	772,046	487,555
Delta Electronics	138,000	918,172
Hon Hai Precision Industry	560,000	1,518,793
Taiwan Semiconductor Manufacturing	345,588	5,228,634
		9,499,894
United Kingdom − 4.25%
Mondi	67,274	1,275,065
Unilever	23,101	1,302,290
		2,577,355
United States − 0.78%
Micron Technology †	9,412	473,800
		473,800
Total Common Stock (cost $50,784,783)		59,497,496

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio
	Number of shares	Value (US $)

Preferred Stocks – 1.81%
Brazil − 0.69%
Itausa 3.23%	263,888	$418,049
		418,049
Republic of Korea − 1.12%
Samsung Electronics 2.65%	15,351	682,888
		682,888
Total Preferred Stocks (cost $1,235,889)		1,100,937

Short-Term Investments – 0.90%
Money Market Mutual Funds – 0.90%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	136,424	136,424
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	136,425	136,425
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	136,425	136,425
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	136,425	136,425
Total Short-Term Investments (cost $545,699)		545,699
Total Value of Securities−100.74% (cost $52,566,371)		$61,144,132
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 33 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of Rule 144A securities was $1,332,664, which represents 2.20% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”
≥	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At October 31, 2020,the aggregate value of Regulation S securities was $102,395 which represents 0.17% of the Portfolio’s net assets.

The following foreign currency exchange contracts were outstanding at October 31, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
SSB	GBP	23,773	USD	(30,820)	11/2/20	$—	$(21)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
GS – Goldman Sachs
PJSC – Private Joint Stock Company
SSB – State Street Bank
Summary of currencies:
GBP – British Pound Sterling
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio II
October 31, 2020
	Number of shares	Value (US $)
Common Stock – 100.27%Δ
Argentina − 0.06%
IRSA Inversiones y Representaciones ADR †	8,000	$29,360
IRSA Propiedades Comerciales ADR	301	2,438
		31,798
Bahrain − 0.02%
Aluminium Bahrain GDR 144A #	1,800	9,309
		9,309
Brazil − 6.07%
B2W Cia Digital †	110,000	1,436,645
Banco Bradesco ADR	67,971	237,899
Banco Santander Brasil ADR	28,000	155,120
BRF ADR †	52,300	154,808
Itau Unibanco Holding ADR	68,207	278,967
Petroleo Brasileiro ADR	31,600	209,508
Rumo †	4,100	12,983
Telefonica Brasil ADR	23,055	169,685
TIM ADR	16,000	164,800
Vale ADR	23,300	246,281
		3,066,696
Chile − 0.40%
Sociedad Quimica y Minera de Chile ADR	5,500	203,555
		203,555
China − 40.23%
Alibaba Group Holding ADR †	9,600	2,925,024
Baidu ADR †	4,650	618,682
BeiGene †	9,300	206,636
China Mobile ADR	26,219	805,710
China Petroleum & Chemical Class H	82,000	32,019
China Petroleum & Chemical ADR	4,470	175,805
CNOOC ADR	2,400	221,088
Genscript Biotech †	60,000	83,543
iQIYI ADR †	4,208	103,938
JD.com ADR †	38,000	3,097,760
JHBP CY Holdings 144A #, †	32,000	79,252
JW Cayman Therapeutics †	325,000	973,459
Kunlun Energy	176,000	113,943
Kweichow Moutai Class A	5,500	1,374,159
	Number of shares	Value (US $)
Common StockΔ (continued)
China (continued)
Lufax Holding ADR †	620	$7,967
Luzhou Laojiao Class A	11,000	284,102
Ping An Insurance Group Co. of China Class H	60,500	625,550
Prosus †	2,600	259,574
SINA †	16,300	698,455
Sohu.com ADR †	16,800	316,512
Tencent Holdings	47,500	3,629,269
Tencent Music Entertainment Group ADR †	11	164
Tianjin Development Holdings	164,000	29,249
Tingyi Cayman Islands Holding	270,000	494,079
Trip.com Group ADR †	12,800	368,128
Tsingtao Brewery Class H	94,000	778,900
Uni-President China Holdings	465,000	402,793
Weibo ADR †	4,470	185,728
Wuliangye Yibin Class A	39,200	1,433,246
		20,324,734
India − 9.41%
Reliance Industries GDR 144A #	80,126	4,413,230
Tata Chemicals	28,827	125,238
Tata Consumer Products	32,862	218,356
		4,756,824
Indonesia − 2.02%
Astra International	587,700	214,612
Bank Central Asia	409,700	806,149
		1,020,761
Malaysia − 0.05%
UEM Sunrise †	308,500	27,509
		27,509
Mexico − 2.85%
America Movil ADR Class L	13,600	162,112
Banco Santander Mexico ADR	59,600	218,136
Becle	130,000	274,384
Coca-Cola Femsa ADR	9,700	367,533
Grupo Financiero Banorte Class O †	27,500	122,646
Grupo Televisa ADR †	46,200	293,832
		1,438,643

	Number of shares	Value (US $)
Common StockΔ (continued)
Peru − 0.52%
Cia de Minas Buenaventura ADR	21,600	$265,032
		265,032
Poland − 1.21%
Allegro.eu 144A #, †	30,000	609,685
		609,685
Republic of Korea − 16.69%
Fila Holdings	8,140	277,751
LG Uplus	18,000	176,212
Samsung Electronics	63,322	3,182,920
SK Hynix	35,162	2,494,494
SK Telecom	3,239	614,208
SK Telecom ADR	80,000	1,684,800
		8,430,385
Russia − 4.64%
Etalon Group GDR 144A #, †	4,800	7,752
Gazprom PJSC ADR	115,071	440,844
LUKOIL (London International Exchange) PJSC ADR	5,269	269,579
Mail.Ru Group GDR †	5,400	141,426
Rosneft Oil PJSC GDR	115,838	505,626
Sberbank of Russia PJSC	137,546	348,056
X5 Retail Group GDR	5,329	187,312
Yandex Class A †	7,720	444,440
		2,345,035
South Africa − 0.89%
Naspers Class N †	2,300	449,023
		449,023
Taiwan − 14.53%
Hon Hai Precision Industry	280,564	760,926
MediaTek	98,000	2,329,487
Taiwan Semiconductor Manufacturing	167,000	2,526,656
Taiwan Semiconductor Manufacturing ADR	15,200	1,274,824
United Microelectronics ADR	85,000	450,500
		7,342,393
Turkey − 0.68%
Akbank T.A.S. †	260,968	148,050
Anadolu Efes Biracilik Ve Malt Sanayii	25,218	58,590
	Number of shares	Value (US $)
Common StockΔ (continued)
Turkey (continued)
Turkcell Iletisim Hizmetleri ADR	23,700	$104,517
Turkiye Sise ve Cam Fabrikalari	42,425	30,953
		342,110
Total Common Stock (cost $36,986,294)		50,663,492

Preferred Stocks – 0.54%
Republic of Korea − 0.47%
LG Electronics 2.41%	8,325	237,117
		237,117
Russia − 0.07%
Transneft PJSC	20	33,256
		33,256
Total Preferred Stocks (cost $195,463)		270,373

Short-Term Investments – 1.67%
Money Market Mutual Funds – 1.67%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	210,988	210,988
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	210,988	210,988
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	210,988	210,988
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	210,988	210,988
Total Short-Term Investments (cost $843,952)		843,952
Total Value of Securities−102.48% (cost $38,025,709)		$51,777,817
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 34 in “Security type / country and sector allocations.”

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio II
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of Rule 144A securities was $5,119,228, which represents 10.13% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”
The following foreign currency exchange contracts were outstanding at October 31, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	EUR	214,727	USD	(250,776)	11/2/20	$(678)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
ADR – American Depositary Receipt
BNYM – Bank of New York Mellon
GDR – Global Depositary Receipt
GS – Goldman Sachs
PJSC – Private Joint Stock Company
Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Macquarie Institutional Portfolios  —  Macquarie Labor Select International Equity Portfolio
October 31, 2020
	Number of shares	Value (US $)
Common Stock – 97.26%Δ
Australia − 0.95%
QBE Insurance Group	302,803	$1,751,014
		1,751,014
China/Hong Kong − 5.03%
Jardine Matheson Holdings	87,300	3,869,629
WH Group 144A #	6,912,500	5,444,470
		9,314,099
Denmark − 1.34%
ISS †	191,683	2,488,731
		2,488,731
France − 7.49%
Cie de Saint-Gobain †	146,887	5,721,767
Dassault Aviation †	955	799,007
Sanofi	62,653	5,657,152
Societe Generale †	125,610	1,706,777
		13,884,703
Germany − 6.97%
Allianz	26,024	4,584,248
Bayerische Motoren Werke	20,084	1,372,516
Evonik Industries	185,022	4,454,753
Telefonica Deutschland Holding	989,611	2,496,066
		12,907,583
Italy − 3.26%
Enel	482,557	3,836,572
Eni	313,385	2,195,277
		6,031,849
Japan − 31.69%
Coca-Cola Bottlers Japan Holdings	172,400	2,433,587
Denso	93,400	4,352,122
FUJIFILM Holdings	112,600	5,741,763
Fujitsu	24,500	2,898,708
Honda Motor	272,700	6,450,158
Isuzu Motors	33,500	271,802
Kyocera	123,400	6,795,946
Mitsubishi Electric	311,600	4,013,061
Nippon Telegraph & Telephone	168,000	3,534,022
Otsuka Holdings	97,500	3,611,064
Sekisui Chemical	212,700	3,315,635
Sony	70,700	5,894,010
Takeda Pharmaceutical	153,200	4,734,280
	Number of shares	Value (US $)
Common StockΔ (continued)
Japan (continued)
Tokio Marine Holdings	82,500	$3,687,315
Toyota Industries	15,300	988,738
		58,722,211
Netherlands − 0.18%
Koninklijke Ahold Delhaize	12,301	337,242
		337,242
Singapore − 4.20%
Singapore Telecommunications	1,856,900	2,760,326
United Overseas Bank	361,809	5,027,137
		7,787,463
Spain − 4.12%
Banco Santander †	2,285,465	4,576,775
Naturgy Energy Group	164,270	3,051,833
		7,628,608
Sweden − 2.78%
Telia	1,346,734	5,152,809
		5,152,809
Switzerland − 5.49%
ABB	200,977	4,876,711
Novartis	47,152	3,674,206
Zurich Insurance Group	4,865	1,615,889
		10,166,806
United Kingdom − 23.76%
BP	1,241,186	3,165,875
CK Hutchison Holdings	1,060,000	6,402,380
GlaxoSmithKline	260,664	4,352,697
Kingfisher †	1,290,116	4,797,926
Lloyds Banking Group †	12,269,718	4,467,487
Royal Dutch Shell Class B	391,124	4,716,698
SSE	353,490	5,797,057
Tesco	1,722,449	4,584,380
Travis Perkins †	134,536	1,847,756
WPP	486,767	3,887,948
		44,020,204
Total Common Stock (cost $214,164,878)		180,193,322

Preferred Stocks – 0.60%
Germany − 0.60%
Bayerische Motoren Werke 5.24%	21,626	1,118,140
Total Preferred Stocks (cost $1,423,098)		1,118,140

Schedules of investments
Macquarie Institutional Portfolios  —  Macquarie Labor Select International Equity Portfolio
	Number of shares	Value (US $)

Short-Term Investments – 0.29%
Money Market Mutual Funds – 0.29%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	136,493	$136,493
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	136,492	136,492
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	136,492	136,492
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	136,492	136,492
Total Short-Term Investments (cost $545,969)		545,969
Total Value of Securities−98.15% (cost $216,133,945)		$181,857,431
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 35 in “Security type / country and sector allocations.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of Rule 144A securities was $5,444,470, which represents 2.94% of the Portfolio's net assets. See Note 11 in “Notes to financial statements.”
†	Non-income producing security.
Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Macquarie Institutional Portfolios
October 31, 2020
	Macquarie Large Cap Value Portfolio	Macquarie Core Plus Bond Portfolio	Macquarie High Yield Bond Portfolio
Assets:
Investments, at value*	$38,178,139	$149,711,258	$81,549,121
Cash	13,388	126,332	68,332
Cash collateral due from brokers	—	74,593	—
Foreign currencies, at valueΔ	—	74	—
Receivable for securities sold	135,570	512,458	345,220
Dividends and interest receivable	94,853	1,047,537	1,044,927
Variation margin due from broker on future contracts	—	7,546	—
Swap payments receivable	—	123	—
Total Assets	38,421,950	151,479,921	83,007,600
Liabilities:
Payable for securities purchased	257,994	1,354,672	1,130,000
Investment management fees payable to affiliates	23,195	43,580	28,759
Accounting and administration fees payable to non-affiliates	9,199	12,410	10,388
Audit and tax fees payable	4,850	5,850	5,850
Other accrued expenses	3,281	37,805	14,399
Accounting and administration expenses payable to affiliates	454	775	577
Custody fees payable	393	4,219	2,083
Legal fees payable to non-affiliates	342	951	421
Dividend disbursing and transfer agent fees and expenses payable to affiliates	254	958	523
Trustees' fees and expenses payable	154	591	320
Legal fees payable to affiliates	107	620	221
Reports and statements to shareholders expenses payable to affiliates	39	152	83
Unrealized depreciation on foreign currency exchange contracts	—	4,818	—
Total Liabilities	300,262	1,467,401	1,193,624
Total Net Assets	$38,121,688	$150,012,520	$81,813,976

Net Assets Consist of:
Paid-in capital	40,824,151	135,942,889	93,932,681
Total distributable earnings (loss)	(2,702,463)	14,069,631	(12,118,705)
Total Net Assets	$38,121,688	$150,012,520	$81,813,976
Net Asset Value

Portfolio Class:
Net assets	$38,121,688	$150,012,520	$81,813,976
Shares of beneficial interest outstanding, unlimited authorization, no par	2,583,928	13,855,890	10,960,792
Net asset value per share	$14.75	$10.83	$7.46
*Investments, at cost	$37,701,720	$145,025,849	$79,913,802
ΔForeign currencies, at cost	—	89	—
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Macquarie Institutional Portfolios
	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Assets:
Investments, at value*	$61,144,132	$51,777,817	$181,857,431
Foreign currencies, at valueΔ	29,708	22,951	64,893
Receivable for securities sold	55,363	78,041	—
Dividends and interest receivable	79,853	84,244	865,988
Foreign tax reclaims receivable	2,673	859	2,742,066
Total Assets	61,311,729	51,963,912	185,530,378
Liabilities:
Due to custodian	181	28	—
Capital gains tax payable	359,576	19,566	—
Payable for securities purchased	118,948	1,344,279	—
Investment management fees payable to affiliates	53,588	44,124	127,476
Other liabilities	37,755	—	—
Custody fees payable	20,599	6,748	35,503
Accounting and administration fees payable to non-affiliates	9,667	9,433	13,754
Audit and tax fees payable	6,610	6,610	6,610
Other accrued expenses	6,032	4,868	16,028
Accounting and administration expenses payable to affiliates	518	488	919
Legal fees payable to non-affiliates	424	198	2,147
Dividend disbursing and transfer agent fees and expenses payable to affiliates	393	327	1,275
Trustees' fees and expenses payable	237	196	1,041
Legal fees payable to affiliates	163	135	718
Reports and statements to shareholders expenses payable to affiliates	62	51	188
Unrealized depreciation on foreign currency exchange contracts	21	678	—
Payable for fund shares redeemed	—	—	44,216
Total Liabilities	614,774	1,437,729	249,875
Total Net Assets	$60,696,955	$50,526,183	$185,280,503

Net Assets Consist of:
Paid-in capital	104,640,655	35,280,158	275,718,647
Total distributable earnings (loss)	(43,943,700)	15,246,025	(90,438,144)
Total Net Assets	$60,696,955	$50,526,183	$185,280,503
Net Asset Value

Portfolio Class:
Net assets	$60,696,955	$50,526,183	$185,280,503
Shares of beneficial interest outstanding, unlimited authorization, no par	7,476,107	4,429,633	16,701,408
Net asset value per share	$8.12	$11.41	$11.09
*Investments, at cost	$52,566,371	$38,025,709	$216,133,945
ΔForeign currencies, at cost	29,796	22,655	64,914
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Macquarie Institutional Portfolios
Year ended October 31, 2020
	Macquarie Large Cap Value Portfolio	Macquarie Core Plus Bond Portfolio	Macquarie High Yield Bond Portfolio
Investment Income:
Dividends	$1,194,755	$21,937	$38,544
Interest	—	4,531,992	5,531,331
	1,194,755	4,553,929	5,569,875

Expenses:
Management fees	236,287	620,441	442,693
Accounting and administration expenses	46,075	64,807	55,231
Audit and tax fees	34,200	45,695	43,272
Registration fees	15,201	17,751	13,213
Reports and statements to shareholders expenses	8,106	14,339	11,821
Legal fees	5,800	24,115	10,932
Dividend disbursing and transfer agent fees and expenses	5,418	18,215	12,515
Trustees' fees and expenses	2,498	8,454	5,690
Custodian fees	2,262	14,922	6,930
Other	5,535	61,094	25,341
	361,382	889,833	627,638
Less expenses waived	(60,528)	(239,447)	(46,651)
Less expenses paid indirectly	(47)	(974)	(385)
Total operating expenses	300,807	649,412	580,602
Net Investment Income	893,948	3,904,517	4,989,273
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,347,600)	5,576,765	(238,813)
Foreign currency exchange contracts	—	33,351	—
Futures contracts	—	538,562	—
Swap contracts	—	52,786	—
Net realized gain (loss)	(2,347,600)	6,201,464	(238,813)

Net change in unrealized appreciation (depreciation) of:
Investments	(3,397,427)	372,177	(573,782)
Foreign currencies	—	(7)	—
Foreign currency exchange contracts	—	(4,818)	—
Futures contracts	—	165,504	—
Swap contracts	—	(27,625)	—
Net change in unrealized appreciation (depreciation)	(3,397,427)	505,231	(573,782)
Net Realized and Unrealized Gain (Loss)	(5,745,027)	6,706,695	(812,595)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,851,079)	$10,611,212	$4,176,678
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Macquarie Institutional Portfolios
	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Investment Income:
Dividends	$2,222,724	$1,112,412	$11,743,328
Interest	—	14	—
Foreign tax withheld	(229,366)	(151,895)	(812,717)
	1,993,358	960,531	10,930,611

Expenses:
Management fees	726,648	441,290	2,689,434
Accounting and administration expenses	50,962	46,275	97,848
Audit and tax fees	45,410	43,990	40,822
Registration fees	12,813	20,384	14,313
Reports and statements to shareholders expenses	11,818	9,523	27,951
Legal fees	11,469	7,545	47,602
Dividend disbursing and transfer agent fees and expenses	9,200	5,687	45,691
Trustees' fees and expenses	4,199	2,482	21,186
Custodian fees	48,247	18,076	96,161
Other	12,362	10,901	20,511
	933,128	606,153	3,101,519
Less expenses waived	(20,644)	(76,864)	—
Less expenses paid indirectly	(100)	(3)	(131)
Total operating expenses	912,384	529,286	3,101,388
Net Investment Income	1,080,974	431,245	7,829,223
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	(6,070,673)	2,085,583	(59,167,154)
Foreign currencies	(5,467)	(12,097)	(172,886)
Foreign currency exchange contracts	(20,282)	(2,583)	182,901
Net realized gain (loss)	(6,096,422)	2,070,903	(59,157,139)

Net change in unrealized appreciation (depreciation) of:
Investments[2]	4,772,311	6,223,697	(27,461,000)
Foreign currencies	13,726	(6,286)	121,582
Foreign currency exchange contracts	219	(678)	—
Net change in unrealized appreciation (depreciation)	4,786,256	6,216,733	(27,339,418)
Net Realized and Unrealized Gain (Loss)	(1,310,166)	8,287,636	(86,496,557)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(229,192)	$8,718,881	$(78,667,334)
1	Includes $30,711 and $28,275 capital gains taxes paid for Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II, respectively.
2	Includes increase of $359,576 and $19,566 capital gains tax accrued for Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II, respectively.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Macquarie Institutional Portfolios
	Macquarie Large Cap Value Portfolio		Macquarie Core Plus Bond Portfolio		Macquarie High Yield Bond Portfolio
	Year ended		Year ended		Year ended
	10/31/20	10/31/19	10/31/20	10/31/19	10/31/20	10/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$893,948	$1,593,152	$3,904,517	$7,148,873	$4,989,273	$4,816,788
Net realized gain (loss)	(2,347,600)	15,010,935	6,201,464	9,066,612	(238,813)	(1,775,959)
Net change in unrealized appreciation (depreciation)	(3,397,427)	(10,895,342)	505,231	9,002,812	(573,782)	4,237,006
Net increase (decrease) in net assets resulting from operations	(4,851,079)	5,708,745	10,611,212	25,218,297	4,176,678	7,277,835

Dividends and Distributions to Shareholders from:
Distributable earnings	(16,233,720)	(15,681,359)	(9,512,846)	(6,188,506)	(5,146,771)	(5,358,591)
Total Distributions to Shareholders	(16,233,720)	(15,681,359)	(9,512,846)	(6,188,506)	(5,146,771)	(5,358,591)
Capital Share Transactions:
Proceeds from shares sold	200,000	5,809,335	5,000,000	11,000,000	6,902,251	16,923,230
Net asset value of shares issued upon reinvestment of dividends and distributions	16,233,706	11,999,850	8,823,891	5,949,588	5,006,864	5,094,940
	16,433,706	17,809,185	13,823,891	16,949,588	11,909,115	22,018,170
Cost of shares redeemed	(5,060,168)	(66,834,629)	(29,706,234)	(91,234,036)	(28,519,176)	(2,278,945)
Increase (decrease) in net assets derived from capital share transactions	11,373,538	(49,025,444)	(15,882,343)	(74,284,448)	(16,610,061)	19,739,225
Net Increase (Decrease) in Net Assets	(9,711,261)	(58,998,058)	(14,783,977)	(55,254,657)	(17,580,154)	21,658,469

Net Assets:
Beginning of year	47,832,949	106,831,007	164,796,497	220,051,154	99,394,130	77,735,661
End of year	$38,121,688	$47,832,949	$150,012,520	$164,796,497	$81,813,976	$99,394,130
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Macquarie Institutional Portfolios
	Macquarie Emerging Markets Portfolio		Macquarie Emerging Markets Portfolio II		Macquarie Labor Select International Equity Portfolio
	Year ended		Year ended		Year ended
	10/31/20	10/31/19	10/31/20	10/31/19	10/31/20	10/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,080,974	$1,731,297	$431,245	$390,665	$7,829,223	$14,384,737
Net realized gain (loss)	(6,096,422)	(3,616,127)	2,070,903	834,237	(59,157,139)	8,119,446
Net change in unrealized appreciation (depreciation)	4,786,256	9,277,833	6,216,733	4,505,867	(27,339,418)	12,033,193
Net increase (decrease) in net assets resulting from operations	(229,192)	7,393,003	8,718,881	5,730,769	(78,667,334)	34,537,376

Dividends and Distributions to Shareholders from:
Distributable earnings	(1,680,428)	(1,654,329)	(1,243,681)	(1,409,323)	(22,540,570)	(12,523,066)
Total Distributions to Shareholders	(1,680,428)	(1,654,329)	(1,243,681)	(1,409,323)	(22,540,570)	(12,523,066)
Capital Share Transactions:
Proceeds from shares sold	6,031,060	190,688	—	10,000,000	12,297,533	23,473,993
Purchase reimbursement fees	24,027	732	—	—	—	—
Net asset value of shares issued upon reinvestment of dividends and distributions	1,612,658	1,520,629	1,233,499	1,404,091	22,540,569	12,507,507
	7,667,745	1,712,049	1,233,499	11,404,091	34,838,102	35,981,500
Cost of shares redeemed	(25,037,925)	(7,081,300)	(405,000)	(732,048)	(202,377,671)	(9,891,027)
Redemption reimbursement fees	112,481	31,858	—	—	—	—
	(24,925,444)	(7,049,442)	(405,000)	(732,048)	(202,377,671)	(9,891,027)
Increase (decrease) in net assets derived from capital share transactions	(17,257,699)	(5,337,393)	828,499	10,672,043	(167,539,569)	26,090,473
Net Increase (Decrease) in Net Assets	(19,167,319)	401,281	8,303,699	14,993,489	(268,747,473)	48,104,783

Net Assets:
Beginning of year	79,864,274	79,462,993	42,222,484	27,228,995	454,027,976	405,923,193
End of year	$60,696,955	$79,864,274	$50,526,183	$42,222,484	$185,280,503	$454,027,976
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie Institutional Portfolios  —  Macquarie Large Cap Value Portfolio
Selected data for each share of the Portfolio outstanding throughout each period were as follows:
	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$24.35	$27.03	$28.54	$26.39	$27.30

Income (loss) from investment operations
Net investment income[1]	0.34	0.46	0.46	0.47	0.51
Net realized and unrealized gain (loss)	(1.67)	0.83	1.97	3.09	1.19
Total from investment operations	(1.33)	1.29	2.43	3.56	1.70

Less dividends and distributions from:
Net investment income	(0.73)	(0.51)	(0.66)	(0.51)	(0.56)
Net realized gain	(7.54)	(3.46)	(3.28)	(0.90)	(2.05)
Total dividends and distributions	(8.27)	(3.97)	(3.94)	(1.41)	(2.61)

Net asset value, end of period	$14.75	$24.35	$27.03	$28.54	$26.39

Total return[2]	(10.30%)[3]	6.70%[3]	9.00%	13.83%	7.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,122	$47,833	$106,831	$168,868	$217,128
Ratio of expenses to average net assets[4]	0.70%	0.70%	0.70%	0.66%	0.65%
Ratio of expenses to average net assets prior to fees waived[4]	0.84%	0.75%	0.70%	0.66%	0.65%
Ratio of net investment income to average net assets	2.08%	1.93%	1.68%	1.74%	1.97%
Ratio of net investment income to average net assets prior to fees waived	1.94%	1.88%	1.68%	1.74%	1.97%
Portfolio turnover	24%	23%	16%	23%	13%
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total Return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie Institutional Portfolios  —  Macquarie Core Plus Bond Portfolio
Selected data for each share of the Portfolio outstanding throughout each period were as follows:
	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.74	$9.87	$10.41	$10.42	$10.29

Income (loss) from investment operations
Net investment income[1]	0.28	0.33	0.32	0.32	0.22
Net realized and unrealized gain (loss)	0.51	0.83	(0.55)	(0.06)	0.14
Total from investment operations	0.79	1.16	(0.23)	0.26	0.36

Less dividends and distributions from:
Net investment income	(0.50)	(0.29)	(0.31)	(0.27)	(0.23)
Net realized gain	(0.20)	—	—	—	—[2]
Total dividends and distributions	(0.70)	(0.29)	(0.31)	(0.27)	(0.23)

Net asset value, end of period	$10.83	$10.74	$9.87	$10.41	$10.42

Total return[3]	7.92%	12.12%[4]	(2.29%)	2.60%	3.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,013	$164,796	$220,051	$168,242	$133,265
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to fees waived[5]	0.62%	0.59%	0.58%	0.60%	0.60%
Ratio of net investment income to average net assets	2.71%	3.19%	3.22%	3.08%	2.12%
Ratio of net investment income to average net assets prior to fees waived	2.54%	3.05%	3.09%	2.93%	1.97%
Portfolio turnover	108%	177%	171%	162%	310%
[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended October 31, 2016, net realized gain distributions of $51,289 were made by the Portfolio, which calculated to an amount of $(0.004) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.08% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.
See accompanying notes, which are an integral part of the financial statements.

Macquarie Institutional Portfolios  —  Macquarie High Yield Bond Portfolio
Selected data for each share of the Portfolio outstanding throughout each period were as follows:
	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$7.53	$7.46	$8.09	$7.88	$7.78

Income (loss) from investment operations
Net investment income[1]	0.37	0.40	0.42	0.43	0.45
Net realized and unrealized gain (loss)	(0.05)	0.18	(0.48)	0.23	0.02
Total from investment operations	0.32	0.58	(0.06)	0.66	0.47

Less dividends and distributions from:
Net investment income	(0.39)	(0.51)	(0.57)	(0.45)	(0.37)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.39)	(0.51)	(0.57)	(0.45)	(0.37)

Net asset value, end of period	$7.46	$7.53	$7.46	$8.09	$7.88

Total return[2]	4.38%[3]	8.60%[3,4]	(0.77%)[3]	8.88%[3]	6.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,814	$99,394	$77,736	$113,273	$242,300
Ratio of expenses to average net assets[5]	0.59%	0.59%	0.59%	0.57%	0.55%
Ratio of expenses to average net assets prior to fees waived[5]	0.64%	0.65%	0.62%	0.58%	0.55%
Ratio of net investment income to average net assets	5.07%	5.49%	5.49%	5.58%	6.10%
Ratio of net investment income to average net assets prior to fees waived	5.02%	5.43%	5.46%	5.57%	6.10%
Portfolio turnover	127%	82%	112%	99%	119%
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total Return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio
Selected data for each share of the Portfolio outstanding throughout each period were as follows:
	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$8.11	$7.56	$8.76	$7.77	$7.47
Income (loss) from investment operations
Net investment income[1]	0.12	0.17	0.20	0.18	0.18
Net realized and unrealized gain (loss)	0.05	0.54	(1.08)	1.05	0.29
Total from investment operations	0.17	0.71	(0.88)	1.23	0.47
Less dividends and distributions from:
Net investment income	(0.17)	(0.16)	(0.34)	(0.26)	(0.18)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.17)	(0.16)	(0.34)	(0.26)	(0.18)
Reimbursement fees
Purchase reimbursement fees[1,2]	—[3]	—[4]	—[5]	0.01	—[6]
Redemption reimbursement fees[1,2]	0.01	—[4]	0.02	0.01	0.01
Total Reimbursement fees	0.01	—	0.02	0.02	0.01
Net asset value, end of period	$8.12	$8.11	$7.56	$8.76	$7.77
Total return[7]	2.16%[8]	9.62%	(10.28%)	16.88%	6.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,697	$79,864	$79,463	$136,678	$133,828
Ratio of expenses to average net assets[9]	1.26%	1.30%	1.26%	1.22%	1.19%
Ratio of expenses to average net assets prior to fees waived[9]	1.28%	1.30%	1.26%	1.22%	1.19%
Ratio of net investment income to average net assets	1.48%	2.19%	2.31%	2.24%	2.51%
Ratio of net investment income to average net assets prior to fees waived	1.46%	2.19%	2.31%	2.24%	2.51%
Portfolio turnover	43%	33%	40%	45%	28%
[1]	The average shares outstanding method has been applied for per share information.
[2]	Effective February 28, 2018, the Portfolio charges a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee, which are retained by the Portfolio. Previously, the Portfolio charged a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee.
[3]	For the year ended October 31, 2020, purchase reimbursement fees of $24,027 were earned by the Portfolio, which calculated to an amount of $0.003 per share.
[4]	For the year ended October 31, 2019, purchase and redemption fees of $732 and $31,858, respectively were earned by the Portfolio, which calculated to amounts of $0.000 and $0.003 per share, respectively.
[5]	For the year ended October 31, 2018, purchase reimbursement fees of $5,924 were earned by the Portfolio, which calculated to an amount of $0.0004 per share.
[6]	For the year ended October 31, 2016, purchase reimbursement fees of $42,620 were earned by the Portfolio, which calculated to an amount of $0.002 per share.
[7]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not reflect the purchase reimbursement fee and redemption reimbursement fee.
[8]	Total Return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[9]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.
See accompanying notes, which are an integral part of the financial statements.

Macquarie Institutional Portfolios  —  Macquarie Emerging Markets Portfolio II
Selected data for each share of the Portfolio outstanding throughout each period were as follows:
	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$9.71	$8.78	$10.74	$8.01	$7.37

Income (loss) from investment operations
Net investment income[1]	0.10	0.09	0.08	0.12	0.07
Net realized and unrealized gain (loss)	1.89	1.30	(1.77)	2.70	0.88
Total from investment operations	1.99	1.39	(1.69)	2.82	0.95

Less dividends and distributions from:
Net investment income	(0.09)	(0.05)	(0.27)	(0.09)	(0.08)
Net realized gain	(0.20)	(0.41)	—	—	(0.23)
Total dividends and distributions	(0.29)	(0.46)	(0.27)	(0.09)	(0.31)

Net asset value, end of period	$11.41	$9.71	$8.78	$10.74	$8.01

Total return[2]	20.79%	16.74%	(16.13%)	35.74%	13.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,526	$42,222	$27,229	$46,046	$37,198
Ratio of expenses to average net assets[3]	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[3]	1.37%	1.42%	1.42%	1.32%	1.34%
Ratio of net investment income to average net assets	0.98%	1.03%	0.80%	1.34%	0.97%
Ratio of net investment income to average net assets prior to fees waived	0.81%	0.81%	0.58%	1.22%	0.83%
Portfolio turnover	17%	9%	12%	14%	20%
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie Institutional Portfolios  —  Macquarie Labor Select International Equity Portfolio
Selected data for each share of the Portfolio outstanding throughout each period were as follows:
	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$14.39	$13.74	$15.21	$12.83	$13.79

Income (loss) from investment operations
Net investment income[1]	0.27	0.47	0.44	0.41	0.43
Net realized and unrealized gain (loss)	(2.84)	0.60	(1.47)	2.35	(1.02)
Total from investment operations	(2.57)	1.07	(1.03)	2.76	(0.59)

Less dividends and distributions from:
Net investment income	(0.51)	(0.42)	(0.44)	(0.38)	(0.37)
Net realized gain	(0.22)	—	—	—	—
Total dividends and distributions	(0.73)	(0.42)	(0.44)	(0.38)	(0.37)

Net asset value, end of period	$11.09	$14.39	$13.74	$15.21	$12.83

Total return[2]	(19.01%)	8.23%	(7.02%)	22.13%	(4.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$185,281	$454,028	$405,923	$490,273	$394,830
Ratio of expenses to average net assets[3]	0.86%	0.86%	0.87%	0.86%	0.86%
Ratio of net investment income to average net assets	2.18%	3.44%	2.96%	2.96%	3.39%
Portfolio turnover	14%	16%	20%	21%	22%
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
October 31, 2020
Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust (Trust)) is organized as a Delaware statutory trust and offers seven separate Portfolios. These financial statements and the related notes pertain to Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, Macquarie High Yield Bond Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio, (each, a Portfolio, and collectively, the Portfolios). Delaware Global Listed Real Assets Fund is included in a separate report. The Trust is an open-end investment company. Each Portfolio in this report is considered diversified under the Investment Company Act of 1940, as amended. Each Portfolio offers one class of shares.
1. Significant Accounting Policies
Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services − Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Portfolios may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Boards.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing each Portfolio's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio's tax positions taken or expected to be taken on the Portfolio's federal income tax returns through the year ended October 31, 2020 and for all open tax years (years ended October 31, 2017–October 31, 2019), and has concluded that no provision for federal income tax is required in any Portfolio's financial statements. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended
(continues)

Notes to financial statements
1. Significant Accounting Policies (continued)
October 31, 2020, the Portfolios did not incur any interest or tax penalties. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests that may date back to the inception of each Portfolio.
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Portfolio's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Reimbursement Fees —  Macquarie Emerging Markets Portfolio may charge a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the “Statements of changes in net assets.”
Other —  Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Portfolios will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.
Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
Each Portfolio receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2020, each Portfolio earned the following amounts under this arrangement.
Fund	Custody credits
Macquarie Large Cap Value Portfolio	$45
Macquarie Core Plus Bond Portfolio	972
Macquarie High Yield Bond Portfolio	384
Macquarie Emerging Markets Portfolio	98
Macquarie Emerging Markets Portfolio II	1
Macquarie Labor Select International Equity Portfolio	127
Each Portfolio receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2020, each Portfolio earned the following amounts under this arrangement.
Fund	Earnings Credits
Macquarie Large Cap Value Portfolio	$2
Macquarie Core Plus Bond Portfolio	2
Macquarie High Yield Bond Portfolio	1
Macquarie Emerging Markets Portfolio	2
Macquarie Emerging Markets Portfolio II	2
Macquarie Labor Select International Equity Portfolio	4
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of the respective investment management agreements, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily and paid monthly based on the average daily net assets of each Portfolio.
DMC has contractually agreed to waive that portion, if any, of its management fees and/or pay/reimburse each Portfolio (except for Macquarie Labor Select International Equity Portfolio) to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed specified percentages of average daily net assets of each Portfolio other than Macquarie Emerging Markets Portfolio, from November 1, 2019 through October 31, 2020.* The waiver period for Macquarie Emerging Markets Portfolio is from February 28, 2020 through October 31, 2020.** For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios and may only be terminated by agreement of DMC and the Portfolios. The waivers and reimbursements are accrued daily and received monthly.
DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute equity security trades on behalf of the Manager for the following Portfolios: Macquarie Large Cap Value Portfolio and Macquarie Emerging Markets Portfolio II. The Manager may also seek quantitative support from MIMGL for these Portfolios. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Portfolio, may pay each Affiliated Sub-Advisor a portion of its investment management fee.
DMC may seek investment advice and recommendations from its affiliates for Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute security trades for these Portfolios on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Portfolio, pays each Affiliated Sub-Advisor a portion of its investment management fee.
(continues)

Notes to financial statements
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2020, are as follows:
Fund	Management fee as a percentage of average daily net assets (per annum)	Contractual operating expense limitation as a percentage of average daily net assets (per annum)
Macquarie Large Cap Value Portfolio	0.55%	0.70%
Macquarie Core Plus Bond Portfolio	0.43%	0.45%
Macquarie High Yield Bond Portfolio	0.45%	0.59%
Macquarie Emerging Markets Portfolio	1.00%	1.27%
Macquarie Emerging Markets Portfolio II	1.00%	1.20%
Macquarie Labor Select International Equity Portfolio	0.75%	N/A
Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio. For these services, DMC, not the Portfolios, pays Mondrian a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.”
For the year ended October 31, 2020, each Portfolio was charged for these services as follows:
Fund	Fees
Macquarie Large Cap Value Portfolio	$5,466
Macquarie Core Plus Bond Portfolio	8,928
Macquarie High Yield Bond Portfolio	7,360
Macquarie Emerging Markets Portfolio	6,479
Macquarie Emerging Markets Portfolio II	5,507
Macquarie Labor Select International Equity Portfolio	16,213
DIFSC is also the transfer agent and dividend disbursing agent of each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of each Portfolio’s average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2020, each Portfolio was charged for these services as follows:
Fund	Fees
Macquarie Large Cap Value Portfolio	$3,222
Macquarie Core Plus Bond Portfolio	10,822
Macquarie High Yield Bond Portfolio	7,378
Macquarie Emerging Markets Portfolio	5,450
Macquarie Emerging Markets Portfolio II	3,310
Macquarie Labor Select International Equity Portfolio	26,894
Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Portfolios. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended October 31, 2020, each Portfolio was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:
Fund	Fees
Macquarie Large Cap Value Portfolio	$1,885
Macquarie Core Plus Bond Portfolio	11,019
Macquarie High Yield Bond Portfolio	4,384
Macquarie Emerging Markets Portfolio	5,184
Macquarie Emerging Markets Portfolio II	3,924
Macquarie Labor Select International Equity Portfolio	15,893
Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Portfolios.
Cross trades for the year ended October 31, 2020, were executed by Macquarie High-Yield Bond Portfolio pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended October 31, 2020, Macquarie High-Yield Bond Portfolio engaged in Rule 17a-7 securities sales of $413,396, which resulted in net realized gains of $23,864.
In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from February 28, 2018 through March 1, 2021.
**The aggregate contractual waiver period covering this report is from February 28, 2020 through March 1, 2021.
(continues)

Notes to financial statements
3. Investments
For the year ended October 31, 2020, each Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:
Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Macquarie Large Cap Value Portfolio	$9,997,979	$—	$13,712,470	$—
Macquarie Core Plus Bond Portfolio	76,240,795	81,603,152	96,329,681	138,558,545
Macquarie High Yield Bond Portfolio	115,048,880	—	132,493,219	—
Macquarie Emerging Markets Portfolio	30,448,520	—	48,516,437	—
Macquarie Emerging Markets Portfolio II	7,936,474	—	7,227,255	—
Macquarie Labor Select International Equity Portfolio	49,205,228	—	226,980,611	—
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Portfolio were as follows:
Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Macquarie Large Cap Value Portfolio	$38,395,171	$3,098,127	$(3,315,159)	$(217,032)
Macquarie Core Plus Bond Portfolio	145,134,954	5,768,976	(1,145,965)	4,623,011
Macquarie High Yield Bond Portfolio	80,032,389	2,752,474	(1,235,742)	1,516,732
Macquarie Emerging Markets Portfolio	53,855,126	13,098,948	(5,809,963)	7,288,985
Macquarie Emerging Markets Portfolio II	38,999,154	19,640,808	(6,862,823)	12,777,985
Macquarie Labor Select International Equity Portfolio	221,887,625	13,999,721	(54,029,915)	(40,030,194)
US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including each Portfolio's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
Macquarie Large Cap Value Portfolio
Level 1
Securities
Assets:
Common Stock	$37,698,140
Short-Term Investments	479,999
Total Value of Securities	$38,178,139
(continues)

Notes to financial statements
3. Investments  (continued)
	Macquarie Core Plus Bond Portfolio
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$2,060,216	$—	$2,060,216
Agency Commercial Mortgage-Backed Securities	—	1,862,733	—	1,862,733
Agency Mortgage-Backed Securities	—	16,429,821	—	16,429,821
Collateralized Debt Obligations	—	2,853,584	—	2,853,584
Corporate Bonds	—	78,205,657	—	78,205,657
Loan Agreements[1]	—	7,490,172	65,000	7,555,172
Municipal Bond	—	37,737	—	37,737
Non-Agency Asset-Backed Securities	—	2,876,324	—	2,876,324
Non-Agency Collateralized Mortgage Obligations	—	3,222,223	—	3,222,223
Non-Agency Commercial Mortgage-Backed Securities	—	11,161,802	—	11,161,802
Sovereign Bonds	—	4,804,484	—	4,804,484
Supranational Bank	—	419,028	—	419,028
US Treasury Obligations	—	16,671,580	—	16,671,580
Short-Term Investments	1,550,897	—	—	1,550,897
Total Value of Securities	$1,550,897	$148,095,361	$65,000	$149,711,258
Derivatives[2]
Assets:
Futures Contracts	$105,579	$—	$—	$105,579
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,818)	$—	$(4,818)
Futures Contracts	(54,054)	—	—	(54,054)
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Loan Agreements	—	99.14%	0.86%	100.00%
2Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Macquarie High Yield Bond Portfolio
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$—	$—	$—	$—
Convertible Bond	—	140,334	—	140,334
Corporate Bonds	—	72,260,986	—	72,260,986

	Macquarie High Yield Bond Portfolio
	Level 1	Level 2	Level 3	Total
Loan Agreements	$—	$4,468,407	$—	$4,468,407
Short-Term Investments	4,679,394	—	—	4,679,394
Total Value of Securities	$4,679,394	$76,869,727	$—	$81,549,121
The securities that have been valued at zero on the Schedule of Investments are considered to be Level 3 securities in this table.
	Macquarie Emerging Markets Portfolio
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Brazil	$1,520,997	$—	$1,520,997
Canada	555,022	—	555,022
China	2,967,619	22,652,565	25,620,184
Hong Kong	—	1,332,664	1,332,664
India	1,566,061	5,777,556	7,343,617
Indonesia	—	929,755	929,755
Mexico	819,381	—	819,381
Peru	554,134	—	554,134
Republic of Korea	—	6,418,914	6,418,914
Romania	102,395	—	102,395
Russia	—	1,749,384	1,749,384
Taiwan	—	9,499,894	9,499,894
United Kingdom	—	2,577,355	2,577,355
United States	473,800	—	473,800
Preferred Stock[1]	418,049	682,888	1,100,937
Short-Term Investments	545,699	—	545,699
Total Value of Securities	$9,523,157	$51,620,975	$61,144,132
Derivatives[2]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(21)	$(21)
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Preferred Stock	37.97%	62.03%	—	100.00%
2Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Macquarie Emerging Markets Portfolio II
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Argentina	$31,798	$—	$31,798
Bahrain	—	9,309	9,309
Brazil	3,066,696	—	3,066,696
(continues)

Notes to financial statements
3. Investments  (continued)
	Macquarie Emerging Markets Portfolio II
	Level 1	Level 2	Total
Chile	$203,555	$—	$203,555
China	9,604,213	10,720,521	20,324,734
India	—	4,756,824	4,756,824
Indonesia	—	1,020,761	1,020,761
Malaysia	—	27,509	27,509
Mexico	1,438,643	—	1,438,643
Peru	265,032	—	265,032
Poland	609,685	—	609,685
Republic of Korea	1,684,800	6,745,585	8,430,385
Russia	444,440	1,900,595	2,345,035
South Africa	—	449,023	449,023
Taiwan	1,725,324	5,617,069	7,342,393
Turkey	104,517	237,593	342,110
Preferred Stock	—	270,373	270,373
Short-Term Investments	843,952	—	843,952
Total Value of Securities	$20,022,655	$31,755,162	$51,777,817

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(678)	$(678)
[1]Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Macquarie Labor Select International Equity Portfolio
	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$—	$180,193,322	$180,193,322
Preferred Stock	—	1,118,140	1,118,140
Short-Term Investments	545,969	—	545,969
Total Value of Securities	$545,969	$181,311,462	$181,857,431
As a result of utilizing international fair value pricing at October 31, 2020, a majority of Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II common stock was categorized as Level 2.
During the year ended October 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Portfolio. This does not include transfers between Level 1 investments and Level 2 investments due to each Portfolio utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Portfolio occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Portfolio's NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that each Portfolio's NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Portfolio's policy is to recognize transfers into or between levels out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to each Portfolio’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Portfolio’s net assets at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2020 and 2019 were as follows:
	Ordinary income	Long-term capital gains	Total
Year ended October 31, 2020:
Macquarie Large Cap Value Portfolio	$1,455,716	$14,778,004	$16,233,720
Macquarie Core Plus Bond Portfolio	9,512,846	—	9,512,846
Macquarie High Yield Bond Portfolio	5,146,771	—	5,146,771
Macquarie Emerging Markets Portfolio	1,680,428	—	1,680,428
Macquarie Emerging Markets Portfolio II	413,111	830,570	1,243,681
Macquarie Labor Select International Equity Portfolio	15,845,402	6,695,168	22,540,570
Year ended October 31, 2019:
Macquarie Large Cap Value Portfolio	3,003,486	12,677,873	15,681,359
Macquarie Core Plus Bond Portfolio	6,188,506	—	6,188,506
Macquarie High Yield Bond Portfolio	5,358,591	—	5,358,591
Macquarie Emerging Markets Portfolio	1,654,329	—	1,654,329
Macquarie Emerging Markets Portfolio II	148,676	1,260,647	1,409,323
Macquarie Labor Select International Equity Portfolio	12,523,066	—	12,523,066
5. Components of Net Assets on a Tax Basis
As of October 31, 2020, the components of net assets on a tax basis were as follows:
	Macquarie Large Cap Value Portfolio	Macquarie Core Plus Bond Portfolio	Macquarie High Yield Bond Portfolio
Shares of beneficial interest	$40,824,151	$135,942,889	$93,932,681
Undistributed ordinary income	742,229	8,115,229	4,382,176
Undistributed long-term capital gains	—	1,331,391	—
Capital loss carryforwards	(3,227,660)	—	(18,017,613)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(217,032)	4,623,011	1,516,732
Net assets	$38,121,688	$150,012,520	$81,813,976
(continues)

Notes to financial statements
5. Components of Net Assets on a Tax Basis (continued)
	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Shares of beneficial interest	$104,640,655	$35,280,158	$275,718,647
Undistributed ordinary income	808,152	1,843,359	6,897,142
Undistributed long-term capital gains	—	624,681	—
Capital loss carryforwards	(52,040,837)	—	(57,305,092)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	7,288,985	12,777,985	(40,030,194)
Net assets	$60,696,955	$50,526,183	$185,280,503
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market on futures contracts, mark-to-market on foreign currency exchange contracts, tax treatment of passive foreign investment companies, tax treatment of market discount and premium on debt instruments, and CDS contracts.
At October 31, 2020, capital loss carryforwards available to offset future realized capital gains are as follows:
	Loss carryforward character
	Short-term	Long-term	Total
Macquarie Large Cap Value Portfolio	$ 157,705	$ 3,069,955	$ 3,227,660
Macquarie High Yield Bond Portfolio	7,115,426	10,902,187	18,017,613
Macquarie Emerging Markets Portfolio	—	52,040,837	52,040,837
Macquarie Labor Select International Equity Portfolio	659,053	56,646,039	57,305,092

6. Capital Shares
Transactions in capital shares were as follows:
	Shares sold	Shares issued upon reinvestment of dividends and distributions	Shares sold and issued total	Shares redeemed	Net increase (decrease)
Year ended October 31, 2020:
Macquarie Large Cap Value Portfolio	15,015	944,369	959,384	(339,609)	619,775
Macquarie Core Plus Bond Portfolio	461,254	879,750	1,341,004	(2,836,064)	(1,495,060)
Macquarie High Yield Bond Portfolio	996,168	687,757	1,683,925	(3,916,033)	(2,232,108)
Macquarie Emerging Markets Portfolio	704,580	191,300	895,880	(3,261,751)	(2,365,871)
Macquarie Emerging Markets Portfolio II	—	120,577	120,577	(39,481)	81,096
Macquarie Labor Select International Equity Portfolio	991,507	1,567,494	2,559,001	(17,417,928)	(14,858,927)
Year ended October 31, 2019:
Macquarie Large Cap Value Portfolio	247,850	557,873	805,723	(2,793,525)	(1,987,802)
Macquarie Core Plus Bond Portfolio	1,091,831	615,262	1,707,093	(8,648,086)	(6,940,993)
Macquarie High Yield Bond Portfolio	2,340,082	752,576	3,092,658	(318,310)	2,774,348
Macquarie Emerging Markets Portfolio	24,018	207,452	231,470	(903,908)	(672,438)
Macquarie Emerging Markets Portfolio II	1,154,735	171,440	1,326,175	(78,957)	1,247,218
Macquarie Labor Select International Equity Portfolio	1,741,052	987,955	2,729,007	(710,174)	2,018,833
7. Line of Credit
Each Portfolio, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The amount available under the Agreement was increased to $275,000,000 on May 6, 2020. The Agreement is to be used as described below and operates in substantially the same manner as the original Agreement. The line of credit available under the Agreement expires on November 2, 2020.
Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit.
The Portfolios had no amounts outstanding as of October 31, 2020, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
(continues)

Notes to financial statements
8. Derivatives (continued)
The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio’s exposure to the counterparty.
Macquarie Core Plus Bond Portfolio used foreign currency exchange contracts and foreign cross currency exchange contracts in order to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies. Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Macquarie Core Plus Bond, Macquarie High Yield Bond, Macquarie Emerging Markets, and Macquarie Emerging Markets II Portfolios may use futures contracts in the normal course of pursuing their respective investment objectives. Each Portfolio may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, a Portfolio deposits cash or pledges
US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to each Portfolio because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Macquarie Core Plus Bond Portfolio posted cash collateral valued at $74,593 as margin for open futures contracts.
Macquarie Core Plus Bond Portfolio used futures contracts in order to hedge the Portfolio’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts — Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio may enter into CDS contracts in accordance with their investment objectives. Macquarie Core Plus Bond Portfolio may enter into interest rate swap contracts in accordance with its investment objective. The Portfolio may use interest rate swaps to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Portfolios will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least
BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.
Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended October 31, 2020, certain of the Portfolios entered into CDS contracts as purchasers and sellers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades as determined by the applicable central counterparty.
CDS contracts may involve greater risks than if a Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. Each Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between each Portfolio and the counterparty and by the posting of collateral by the counterparty to each Portfolio to cover the Portfolios’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty. Macquarie Core Plus Bond Portfolio used CDS contracts to gain exposure to certain securities or markets.
Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”
Fair values of derivative instruments as of October 31, 2020 were as follows:
	Macquarie Core Plus Bond Portfolio
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$—	$—	$—
Variation margin due from broker on futures contracts*	—	105,579	105,579
Total	$—	$105,579	$105,579
(continues)

Notes to financial statements
8. Derivatives (continued)
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(4,818)	$—	$(4,818)
Variation margin due from broker on futures contracts*	—	(54,054)	(54,054)
Total	$(4,818)	$(54,054)	$(58,872)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through October 31, 2020. Only current day variation margin is reported on the "Statements of assets and liabilities."

The effect of derivative instruments on the “Statement of operations” for the year ended October 31, 2020 was as follows:
	Macquarie Core Plus Bond Portfolio Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$33,351	$—	$—	$33,351
Interest rate contracts	—	538,562	—	538,562
Credit contracts	—	—	52,786	52,786
Total	$33,351	$538,562	$52,786	$624,699
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(4,818)	$—	$—	$(4,818)
Interest rate contracts	—	165,504	—	165,504
Credit contracts	—	—	(27,625)	(27,625)
Total	$(4,818)	$165,504	$(27,625)	$133,061
At October 31, 2020, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio had foreign currency risk, which is disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”
The tables below summarizes the average balance of derivative holdings by the Portfolios during each year ended October 31, 2020:

	Long Derivative Volume
	Macquarie Core Plus Bond Portfolio	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Foreign currency exchange contracts (average notional value)	156,052	33,176	32,187	29,473
Futures contracts (average notional value)	16,640,064	—	—	—
(continues)

Notes to financial statements
8. Derivatives (continued)

	Short Derivative Volume
	Macquarie Core Plus Bond Portfolio	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
CDS contracts (average notional value)	92,897	$—	$—	$—
Futures Contracts (average notional value)	5,223,239	—	—	—
Foreign currency exchange contracts (average cost)	—	54,570	17,528	158,548
9. Offsetting
Each Portfolio entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, each Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”
At October 31, 2020, the Portfolios had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Macquarie Core Plus Bond Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(4,818)	$(4,818)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(4,818)	$—	$—	$—	$—	$(4,818)
(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
Macquarie Emerging Markets Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
State Street Bank	$—	$(21)	$(21)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
State Street Bank	$(21)	$—	$—	$—	$—	$(21)
(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
Macquarie Emerging Markets Portfolio II
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(678)	$(678)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(678)	$—	$—	$—	$—	$(678)
(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
10. Securities Lending
Each Portfolio may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.
Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities. A Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as
(continues)

Notes to financial statements
10. Securities Lending (continued)
applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.
Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Portfolio’s cash collateral account may be less than the amount the Portfolio would be required to return to the borrowers of the securities and the Portfolio would be required to make up for this shortfall.
During the year ended October 31, 2020, none of the Portfolios had securities out on loan.
11. Credit and Market Risk
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro overnight index average (EONIA), which are also the subject of recent reform.
Some countries in which Macquarie Emerging Markets, Macquarie Emerging Markets II, and Macquarie Labor Select International Equity Portfolios invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Portfolio.
Macquarie Core Plus Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Macquarie High Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that each Portfolio will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Portfolio may involve revolving credit facilities or other standby financing commitments that obligate each Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when each Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
As each Portfolio may be required to rely upon another lending institution to collect and pass on to each Portfolio amounts payable with respect to the loan and to enforce each Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Portfolio.
Macquarie Core Plus Bond Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
Because Macquarie Large Cap Value Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.
Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Portfolio’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”
12. Contractual Obligations
Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio's maximum exposure under these arrangements is unknown. However, each Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio's existing contracts and expects the risk of loss to be remote.
13. General Motors Term Loan Litigation
Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Portfolios in 2009. Because it was believed that the Portfolios were secured creditors, the Portfolios received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Portfolios were
(continues)

Notes to financial statements
13. General Motors Term Loan Litigation (continued)
unsecured creditors and, as an unsecured creditor, the Portfolios should not have received payment in full. Based on available information related to the litigation and the Portfolios’ potential exposure, the Portfolios previously recorded a contingent liability of $75,182 and $48,975, respectively, and an asset of $250,607 and $163,250, respectively, based on the potential recoveries by the estate that resulted in a net decrease in the Portfolios’ NAV to reflect this potential recovery.
The plaintiff and the term loan lenders, which included the Portfolios, reached an agreement in principle that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.
The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Portfolios recognizing a gain in the amount of the liability reversed in 2019.
14. Recent Accounting Pronouncements
In March 2017, FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to each Portfolio's net assets at the end of the period is not material.
In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.
15. Subsequent Events
On November 2, 2020, the Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described in Note 7. It operates in substantially the same manner as the original agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the agreement expires on November 1, 2021.
On November 12, 2020, President Donald Trump signed Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” which prohibits U.S. persons (companies and individuals) from investing in certain Chinese firms found to be enabling the Chinese military. The E.O.’s ban becomes effective on January 11, 2021 and will likely limit the Portfolios’ ability to invest in certain Chinese companies’ publicly-traded securities.
Management has determined that no other material events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in each Portfolio’s financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Delaware Pooled® Trust and Shareholders of Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, Macquarie High Yield Bond Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II and Macquarie Labor Select International Equity Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, Macquarie High Yield Bond Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II and Macquarie Labor Select International Equity Portfolio (six of the series constituting Delaware Pooled® Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2020
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Portfolio information
(Unaudited)
Macquarie Institutional Portfolios
Liquidity Risk Management Program
The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.
The Portfolios have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Portfolio in the Trust.
As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Portfolio’s liquidity risk; (2) classification of each of the Portfolio’s holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Portfolio’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Portfolio’s acquisition of Illiquid investments if, immediately after the acquisition, each Portfolio would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a nonpublic basis) and to the Board if each Portfolio’s holdings of Illiquid assets exceed 15% of each Portfolio’s net assets. Portfolios with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).
In assessing and managing each Portfolio’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Portfolios during both normal and reasonably foreseeable stressed conditions; and (3) each Portfolio’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Portfolio’s holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Portfolio primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.
At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Portfolio’s liquidity needs.
Tax information
The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2020, each Portfolio reports distributions paid during the year as follows:
	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Macquarie Large Cap Value Portfolio	91.03%	8.97%	100.00%	78.82%
Macquarie Core Plus Bond Portfolio	—	100.00%	100.00%	—
Macquarie High Yield Bond Portfolio	—	100.00%	100.00%	—
Macquarie Emerging Markets Portfolio	—	100.00%	100.00%	—
Macquarie Emerging Markets Portfolio II	66.78%	33.22%	100.00%	—
Macquarie Labor Select International Equity Portfolio	29.70%	70.30%	100.00%	—

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on the Fund’s ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2020, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 20%. The Portfolios intend to report the following percentages to be taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV, as applicable.
Maximum percentage to be taxed at a maximum rate of 20%
Macquarie Large Cap Value Portfolio	80.74%
Macquarie Emerging Markets Portfolio	69.03%
Macquarie Emerging Markets Portfolio II	75.56%
Macquarie Labor Select International Equity Portfolio	61.69%
Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio intend to pass through foreign tax credits in the maximum amount of $175,961, $133,600 and $692,367 respectively. The gross foreign source continues

Other Portfolio information
(Unaudited)
Macquarie Institutional Portfolios
Tax information (continued)
income earned during the fiscal year 2020 was $2,218,344, $1,111,320, and $11,732,858, respectively. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
Board consideration of Investment Advisory and Sub-Advisory Agreements for each series of Macquarie Institutional Portfolios at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements, as applicable, for each of the series of Macquarie Institutional Portfolios (each, a “Portfolio” and together, the “Portfolios”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Portfolio performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Mondrian Investment Partners Limited (“Mondrian”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Portfolios; the costs of such services to the Portfolios; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Portfolio policies.
In considering information relating to the approval of each Portfolio's advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Portfolios and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Portfolio matters. The Board also noted the benefits provided to Portfolio shareholders through each shareholder’s ability to: (i) exchange investments between Portfolios or the institutional class shares of other Delaware Funds and (ii) reinvest Portfolio dividends into additional shares of the Portfolio or into additional shares of other Delaware Funds. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Portfolios and their shareholders, as applicable. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; the compliance of Sub-Adviser personnel with its Code of Ethics; and

adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended December 31, 2019. The Board’s objective is that each Portfolio’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
Macquarie Core Plus Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional core plus bond funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.
Macquarie Emerging Markets Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Portfolio’s performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Portfolio performance and to meet the Board’s performance objective.
Macquarie Emerging Markets Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year, 3-year, 5-year, and since inception periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.
Macquarie High Yield Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high yield funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 5-year periods was in the second quartile and third quartile, respectively, of its Performance Universe. The Board was satisfied with performance.
Macquarie Labor Select International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.
Macquarie Large Cap Value Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-, 5-, and 10-year periods was in the third quartile, second quartile, and first quartile, respectively, of its Performance Universe. The Board was satisfied with performance.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Portfolio as of its most recent fiscal year end. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the continues

Other Portfolio information
(Unaudited)
Macquarie Institutional Portfolios
Board consideration of Investment Advisory and Sub-Advisory Agreements for each series of Macquarie Institutional Portfolios at a meeting held August 11-13, 2020 (continued)
actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board’s objective is for each Portfolio’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
Macquarie Core Plus Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.
Macquarie Emerging Markets Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Portfolio’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through February 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Portfolio’s total expense ratio and to bring it in line with the Board’s objective.
Macquarie Emerging Markets Portfolio II – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Portfolio’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through February 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Portfolio’s total expense ratio and to bring it in line with the Board’s objective.
Macquarie High Yield Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.
Macquarie Labor Select International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.
Macquarie Large Cap Value Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.
Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Portfolio shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each Sub-Adviser in relation to the services being provided to the Portfolios, as applicable, and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Portfolios, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Portfolios’ advisory fee pricing and structure approved by the Board and shareholders, which does not include breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Benchmarking analysis indicated that less than one-quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. The Board noted that the fee under the management contract for Macquarie Core Plus Bond Portfolio did not fall within the standardized fee pricing structure. With respect to Macquarie Core Plus Bond Portfolio, Management explained that the portfolio management fee was priced slightly lower than the standard fee rate for special domestic funds.
continues

Other Portfolio information
(Unaudited)
Macquarie Institutional Portfolios
Portfolio manager bios
Kristen E. Bartholdson
Vice President, Senior Portfolio Manager  −  Macquarie Large Cap Value Portfolio
Kristen E. Bartholdson is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an equity analyst, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.
Nigel A. Bliss
Senior Portfolio Manager  −  Mondrian Investment Partners Ltd.  −  Macquarie Labor Select International Equity Portfolio
Nigel A. Bliss is a graduate of the University of Manchester, holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. in 1993 and moved to join Mondrian in 1995. Mr. Bliss is a senior portfolio manager in the Non-US Equity Team and a member of Mondrian’s Non-US Equity Strategy Committee. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. In recent years Mr. Bliss has taken responsibility for leading coverage of securities listed in the Hong Kong and Scandinavian markets whilst still maintaining his sector specialization.
Adam H. Brown, CFA
Managing Director, Senior Portfolio Manager  −  Macquarie High Yield Bond Portfolio
Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.
Liu-Er Chen, CFA
Managing Director, Chief Investment Officer  −  Emerging Markets and Healthcare  −  Macquarie Emerging Markets Portfolio II
Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA
Senior Portfolio Manager  −  Mondrian Investment Partners Ltd.  −  Macquarie Emerging Markets Portfolio
Prior to joining Mondrian in 2000, Ginny Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is presently a senior portfolio manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.
Elizabeth A. Desmond, CFA
Deputy Chief Executive Officer and Chief Investment Officer  −  International Equities  − Mondrian Investment Partners Ltd.  −  Macquarie Labor Select International Equity Portfolio
Elizabeth A. Desmond holds a BA from Wellesley College and an MA in East Asian Studies from Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. In 1991 Ms. Desmond joined Mondrian Investment Partners’ predecessor organization as a founding member after previously working as a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. She is a Director and leads the International Equity investment team; in addition she chairs the International Equity Strategy Committee. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK. She sits on the CFA UK’s Advisory Council.
Gregory Halton, CFA
Senior Portfolio Manager  −  Mondrian Investment Partners Ltd.  −  Macquarie Emerging Markets Portfolio
Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Gregory J.P. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Mr. Halton is a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.
J. David Hillmeyer, CFA
Senior Managing Director, Co-Head of US Multisector Fixed Income  − Macquarie Core Plus Bond Portfolio
J. David Hillmeyer co-leads the firm’s US Multisector Fixed Income team for Macquarie Investment Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Hillmeyer is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team’s strategic vision. Prior to joining Macquarie Investment Management (MIM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.
Nikhil G. Lalvani, CFA
Senior Vice President, Senior Portfolio Manager, Team Leader  − Macquarie Large Cap Value Portfolio
Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.
continues

Other Portfolio information
(Unaudited)
Macquarie Institutional Portfolios
Portfolio manager bios (continued)
Daniela Mardarovici, CFA
Managing Director, Co-Head of US Multisector Fixed Income  − Macquarie Core Plus Bond Portfolio
Daniela Mardarovici co-leads the firm’s US Multisector Fixed Income efforts for Macquarie Investment Management Fixed Income (MFI) with responsibility for investment and business strategy for the full suite of US multisector solutions. Mardarovici is also a member of MFI’s Global Leadership Group which is responsible for the overall management of MFI including setting and executing the team’s strategic vision. Prior to joining Macquarie Investment Management (MIM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior investment leader. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO’s US fixed income group, and helped lead business strategy and development efforts. In addition, Mardarovici was responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she managed taxable fixed income strategies and led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.
John P. McCarthy, CFA
Managing Director, Senior Portfolio Manager  − Macquarie High Yield Bond Portfolio
John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.
Zsolt Mester, CFA
Portfolio Manager  −  Mondrian Investment Partners Ltd.  −  Macquarie Labor Select International Equity Portfolio
Zsolt Mester holds a BSc (First Class) and an MSc (with Distinction) in Financial Economics from the University of London and an MPhil in Economics from the University of Oxford. After graduation, Mr. Mester worked for three years as an equity research analyst. He joined Mondrian in 2014 in the International Equities team. Mr. Mester is a CFA Charterholder and a member of the CFA Institute and the CFA Society of the UK.
Andrew Miller
Chief Investment Officer, Emerging Market Equities  −  Mondrian Investment Partners Ltd.  −  Macquarie Emerging Markets Portfolio
Andrew Miller has a BA (Hons) degree in History from the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Whilst at Mondrian, Mr. Miller has specialized in Emerging Markets and he is now the Chief Investment Officer for this product. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.
Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager  − Macquarie Large Cap Value Portfolio
Robert A. Vogel Jr. is a senior portfolio manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005– 2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011– March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–
					December 2019)
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
					(December 2013–April 2018)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–
Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
					Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006– July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 231-8002.

Portfolio managers
Kristen E. Bartholdson
Vice President, Senior Portfolio Manager
Nigel A. Bliss
Senior Portfolio Manager
Mondrian Investment Partners Limited
Adam H. Brown
Managing Director, Senior Portfolio Manager
Liu-Er Chen
Managing Director, Chief Investment Officer −
Emerging Markets and Healthcare
Ginny Chong
Senior Portfolio Manager
Mondrian Investment Partners Limited
Elizabeth A. Desmond
Deputy Chief Executive Officer, Chief
Investment Officer − International Equities
Mondrian Investment Partners Limited
Gregory Halton
Senior Portfolio Manager − Mondrian Investment Partners Limited
David Hillmeyer
Senior Managing Director, Co-Head of US Multisector
Fixed Income
Nikhil G. Lalvani
Senior Vice President, Senior Portfolio Manager, − Team Leader
Daniela Mardarovici
Managing Director, Co-Head of US Multisector
Fixed Income
John P. McCarthy
Managing Director, Senior Portfolio Manager
Zsolt Mester
Portfolio Manager
Mondrian Investment Partners Limited
Andrew Miller
Chief Investment Officer −
Emerging Market Equities
Mondrian Investment Partners Limited
Robert A. Vogel Jr.
Vice President, Senior Portfolio Manager

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-0001
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042
Investment advisor
Delaware Management Company, a series of Macquarie Investment Management Business Trust
610 Market Street
Philadelphia, PA 19106-2354
Investment sub-advisor for certain Portfolios
Mondrian Investment Partners Limited
Fifth Floor
10 Gresham Street
London EC2V 7JD
United Kingdom
Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals. Macquarie Institutional Portfolios are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust (MIMBT), Macquarie Management Holdings, Inc., and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide. Institutional investment management is provided by Macquarie Investment Management Advisers (MIMA), a series of MIMBT. MIMBT is a US registered investment advisor, and may not be able to provide investment advisory services to certain clients in certain jurisdictions.
Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Forms N-PORT, as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies (if any) relating to portfolio securities or Forms N-PORT are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at macquarieim.com/mipliterature; and (iii) on the SEC’s website at sec.gov. Each Portfolio’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.
This report was prepared for investors in the Macquarie Institutional Portfolios. It may be distributed to others only if preceded or accompanied by a current Macquarie Institutional Portfolios prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Macquarie Institutional Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus carefully before investing.
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Philadelphia, PA 19106-2354
Telephone 800 231-8002
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(1434282)
AR-DPT-1220
Printed in the USA

Annual report
Multi-asset mutual fund
Delaware Global Listed Real Assets Fund
October 31, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Global Listed Real Assets Fund at delawarefunds.com/literature.
Manage your account online
•   Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of October 31, 2020, and subject to change for events occurring after such date.
The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Global Listed Real Assets Fund	November 10, 2020 (Unaudited)
Performance preview (for the year ended October 31, 2020)
Delaware Global Listed Real Assets Fund (Institutional Class shares)	1-year return	-7.63%
Delaware Global Listed Real Assets Fund (Class A shares)	1-year return	-7.86%
Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD (primary benchmark)	1-year return	+6.64%
Global Listed Real Assets Blended Benchmark* (secondary benchmark)	1-year return	-7.60%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Global Listed Real Assets Fund, please see the table on page 3. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 6 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
*The Global Listed Real Assets Blended Benchmark is computed using a combination of 20% S&P Global Natural Resources Index NR; 20% FTSE EPRA Nareit Developed Index NR; 20% S&P Global Infrastructure Index NR; and 40% Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD.
Investment objective
The Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.
Market review
Mixed market performance marked the Fund’s fiscal year ended October 31, 2020. Risk assets were up during the period, though with much volatility. The fiscal year began with optimism as market consensus looked to a midcycle bounce in growth for at least the first two months of 2020.
That optimism vanished when COVID-19 emerged in China in mid-January, and it became increasingly clear through February and March that the virus would not be contained as reported cases around the globe increased significantly. The realization of a widespread pandemic ignited a repricing within global asset markets when risk asset prices fell heavily amid a flight to quality (particularly US Treasurys and the US dollar) and a scramble for liquidity.
Contrasting themes marked the second half
of the Fund’s fiscal year, as risk markets
recovered and pushed toward all-time highs despite virus cases’ growing in the United States, Europe, and Asia. Financial markets focused on the improving economic data, the abundant liquidity provided by central banks, and the prospect of additional fiscal stimulus. However, optimism faded in September as a resurgence in coronavirus cases, uncertainty surrounding the US presidential election, and continued US-China tensions generated market concern.
Within the Fund
For the fiscal year ended October 31, 2020, Delaware Global Listed Real Assets Fund declined, underperforming its primary benchmark, the Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD, and its secondary benchmark, a blended benchmark consisting of 20% S&P Global Natural Resources Index (net return), 20% S&P Global Infrastructure Index (net return), 20% FTSE EPRA Nareit Developed Index (net return), and 40% Bloomberg Barclays Global Inflation-Linked Total Return Index Hedged USD. The Fund’s Institutional Class shares declined 7.63%. The Fund’s Class A shares fell 7.86% at net asset value and fell

    1

Portfolio management review
Delaware Global Listed Real Assets Fund
13.19% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the primary benchmark gained 6.64% and the secondary benchmark declined 7.60%. For complete, annualized performance of Delaware Global Listed Real Assets Fund, please see the table on page 3.
The Fund’s underperformance for the fiscal year stemmed mainly from equity exposure that was largely allocated to natural resources, infrastructure, and real estate, which generally trailed global equities for the 12-month period. When growth sectors outperform value sectors, the Fund may be more likely to struggle in comparison with its peers. Additionally, the Fund’s allocation to real asset credit, which underperformed the aggregate fixed income market, detracted from performance.
The Fund seeks diversification in terms of both geography and asset classes within real asset classes. In comparison to its secondary benchmark, the Fund's allocation to equities and fixed income is neutral, with approximately 60% in equities and 40% in fixed income.
We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, the Fund’s combination of futures, options, swaps, and currency positions had only a limited effect on performance during the fiscal year.
At the end of the Fund’s fiscal year, we sought to continue to deliver the potential benefits of diversification while actively managing risk. With these two principles in mind, the Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. Consistent with the Fund's investment strategy, we manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities and therefore continue to include investment possibilities around the globe within the Fund. Further, we believe that an investment in listed real assets offers exposure to asset class sectors that may not be available through traditional equity and fixed income exposure.
The growth outlook is unclear to us, as volatile macroeconomic factors paired with the pandemic have escalated global economic and market uncertainties. While we think that the worst of the recession is likely behind us, the path to recovery is not yet laid out.
In our view, a thoughtful active management approach is needed given increased political, economic, and market uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and achieve what we view as attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

2

Performance summary
Delaware Global Listed Real Assets Fund	October 31, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. December 6, 1995)
Excluding sales charge	-7.86%	+3.10%	+7.37%	+9.85%
Including sales charge	-13.19%	+1.89%	+6.73%	+9.59%
Class C (Est. November 10, 1997)
Excluding sales charge	-8.55%	+2.35%	+6.56%	+7.01%
Including sales charge	-9.44%	+2.35%	+6.56%	+7.01%
Class R (Est. June 2, 2003)
Excluding sales charge	-8.14%	+2.85%	+7.10%	+7.75%
Including sales charge	-8.14%	+2.85%	+7.10%	+7.75%
Institutional Class (Est. November 10, 1997)
Excluding sales charge	-7.63%	+3.38%	+7.64%	+8.08%
Including sales charge	-7.63%	+3.38%	+7.64%	+8.08%
Class R6 (Est. August 31, 2016)
Excluding sales charge	-7.51%	—	—	+1.35%
Including sales charge	-7.51%	—	—	+1.35%
Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD	+6.64%	+5.64%	+4.94%	+5.99%*
Global Listed Real Assets Blended Benchmark	-7.60%	+3.96%	+3.74%	—
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1

    3

Performance summary
Delaware Global Listed Real Assets Fund
fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
Investment strategies that hold securities issued by companies principally engaged in the infrastructure industry have greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
Exposure to the commodities markets may subject the investments to greater volatility than investments in traditional securities.
Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors.

4

Infrastructure companies are subject to risks including increased costs associated with capital construction programs and environmental regulations, surplus capacity, increased competition, availability of fuel at reasonable prices, energy conservation policies, difficulty in raising capital, and increased susceptibility to terrorist acts or political actions. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector.
Leveraging risk is the risk that certain fund transactions may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged.
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
The risk that the value of a fund’s shares will be affected by factors particular to Real Assets Securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.
Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.15% of the Fund’s average daily net assets for all share classes other than Class R6, and 1.00% of the Fund’s Class R6 shares’ average daily net assets from November 1, 2019 to October 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.56%	2.31%	1.81%	1.31%	1.16%
Net expenses (including fee waivers, if any)	1.40%	2.15%	1.65%	1.15%	1.00%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from February 28, 2019 through March 1, 2020.
    5

Performance summary
Delaware Global Listed Real Assets Fund
Performance of a $10,000 investment1
Average annual total returns from October 31, 2010 through October 31, 2020
For period beginning October 31, 2010 through October 31, 2020	Starting value	Ending value
Delaware Global Listed Real Assets Fund — Institutional Class shares	$10,000	$20,882
Delaware Global Listed Real Assets Fund — Class A shares	$9,425	$19,185
Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD	$10,000	$16,191
Global Listed Real Assets Blended Benchmark	$10,000	$14,429
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on October 31, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning. Please note additional details on pages 3 through 7.
The graph also assumes $10,000 invested in the Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD and the Global Listed Real Assets Blended Benchmark as of October 31, 2010.
The Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD measures the performance of investment grade, government inflation-linked debt from 12 different developed market countries. The index is hedged to the US dollar against foreign exchange risk by selling each foreign currency forward at the 1-month forward weight.
The Global Listed Real Assets Blended Benchmark is computed using a combination of

6

20% S&P Global Natural Resources Index (net return), 20% S&P Global Infrastructure Index (net return), 20% FTSE EPRA Nareit Developed Index (net return), and 40% Bloomberg Barclays Global Inflation-Linked Total Return Index Hedged USD.
•The S&P Global Infrastructure Index is composed of 75 of the largest publicly listed companies in the global infrastructure industry. The index has balanced weights across three distinct infrastructure clusters: energy, transportation, and utilities. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.
•The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.
•The FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars. The NR “net return” index reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777
Class R6	DPRDX	246248454
    7

Disclosure of Fund expenses
For the six-month period from May 1, 2020 to October 31, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2020 to October 31, 2020.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.
8

Delaware Global Listed Real Assets Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 5/1/20	Ending Account Value 10/31/20	Annualized Expense Ratio	Expenses Paid During Period 5/1/20 to 10/31/20*
Actual Fund return†
Class A	$1,000.00	$1,049.30	1.34%	$6.90
Class C	1,000.00	1,045.30	2.09%	10.75
Class R	1,000.00	1,048.10	1.59%	8.19
Institutional Class	1,000.00	1,051.30	1.09%	5.62
Class R6	1,000.00	1,051.70	1.01%	5.21
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.40	1.34%	$6.80
Class C	1,000.00	1,014.63	2.09%	10.58
Class R	1,000.00	1,017.14	1.59%	8.06
Institutional Class	1,000.00	1,019.66	1.09%	5.53
Class R6	1,000.00	1,020.06	1.01%	5.13
*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.
    9

Security type / sector allocation and top 10
equity holdings
Delaware Global Listed Real Assets Fund	As of October 31, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Convertible Bond	0.06%
Corporate Bonds	16.49%
Basic Industry	2.48%
Capital Goods	1.03%
Communications	4.87%
Consumer Cyclical	1.06%
Consumer Non-Cyclical	1.44%
Energy	4.07%
Real Estate Operating Companies/Developer	0.16%
Transportation	0.45%
Utilities	0.93%
Non-Agency Commercial Mortgage-Backed Securities	2.25%
Loan Agreements	3.40%
Sovereign Bonds	9.09%
US Treasury Obligations	4.08%
Common STOC1k	63.58%
Consumer Staples	2.05%
Energy	9.22%
Financials	1.04%
Industrials	10.90%
Materials	10.47%
Real Estate Operating Companies/Developer	2.35%
REIT Diversified	2.52%
REIT Healthcare	1.78%
REIT Hotel	0.33%
REIT Industrial	3.12%
REIT Information Technology	1.56%
REIT Mall	0.46%
REIT Manufactured Housing	0.71%
REIT Multifamily	2.76%
REIT Office	1.25%
REIT Retail	0.37%
REIT Self-Storage	0.50%
REIT Shopping Center	0.11%
REIT Single Tenant	0.33%
10

Security type / sector	Percentage of net assets
REIT Specialty	0.87%
Utilities	10.88%
Master Limited Partnerships	0.43%
Rights	0.00%
Short-Term Investments	0.50%
Total Value of Securities	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Newmont	1.64%
Weyerhaeuser	1.38%
Hudbay Minerals	1.30%
Bunge	1.29%
Nutrien	1.22%
Arcosa	1.20%
Barrick Gold	1.20%
Cheniere Energy	1.09%
Prologis	1.08%
Aena SME	1.06%
    11

Schedule of investments
Delaware Global Listed Real Assets Fund	October 31, 2020
	Principal amount°	Value (US $)
Convertible Bond — 0.06%
Cheniere Energy 144A PIK 4.875% exercise price $93.64, maturity date 5/28/21 #, >	57,365	$57,652
Total Convertible Bond (cost $57,592)		57,652

Corporate Bonds — 16.49%
Basic Industry — 2.48%
Chemours 7.00% 5/15/25	265,000	267,252
First Quantum Minerals 144A 6.875% 3/1/26 #	400,000	397,750
Freeport-McMoRan 5.45% 3/15/43	380,000	434,313
Hudbay Minerals 144A 7.625% 1/15/25 #	320,000	332,600
New Gold 144A 6.375% 5/15/25 #	250,000	257,969
Novelis
144A 4.75% 1/30/30 #	230,000	233,678
144A 5.875% 9/30/26 #	90,000	92,982

Univar Solutions USA 144A 5.125% 12/1/27 #	415,000	430,774
		2,447,318
Capital Goods — 1.03%
Clean Harbors 144A 5.125% 7/15/29 #	310,000	337,858
Covanta Holding 6.00% 1/1/27	120,000	125,400
GFL Environmental 144A 5.125% 12/15/26 #	250,000	262,888
Sealed Air 144A 4.00% 12/1/27 #	275,000	288,750
		1,014,896
Communications — 4.87%
CCO Holdings 144A 5.375% 6/1/29 #	395,000	428,038
CenturyLink
144A 4.00% 2/15/27 #	140,000	143,325
144A 5.125% 12/15/26 #	205,000	209,911

Clear Channel Worldwide Holdings 9.25% 2/15/24	130,000	112,837
Consolidated Communications 6.50% 10/1/22	215,000	215,000
CSC Holdings
144A 3.375% 2/15/31 #	200,000	192,602
144A 5.75% 1/15/30 #	365,000	390,659

Cumulus Media New Holdings 144A 6.75% 7/1/26 #	80,000	74,537
Gray Television 144A 7.00% 5/15/27 #	260,000	280,800
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	216,000	229,770
Level 3 Financing 144A 4.25% 7/1/28 #	300,000	301,800
Nexstar Broadcasting 144A 5.625% 7/15/27 #	338,000	352,894
Outfront Media Capital 144A 4.625% 3/15/30 #	385,000	354,200
Sirius XM Radio 144A 5.50% 7/1/29 #	340,000	370,711
Sprint Capital 8.75% 3/15/32	100,000	149,746
12

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)

T-Mobile USA 4.75% 2/1/28	170,000	$182,350
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	200,000	214,000
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	200,000	200,500
Windstream Escrow 144A 7.75% 8/15/28 #	135,000	130,781
Zayo Group Holdings 144A 4.00% 3/1/27 #	275,000	270,270
		4,804,731
Consumer Cyclical — 1.06%
Hilton Domestic Operating 4.875% 1/15/30	320,000	329,800
Lennar 5.00% 6/15/27	160,000	182,800
MGM Growth Properties Operating Partnership 5.75% 2/1/27	341,000	368,519
Murphy Oil USA 5.625% 5/1/27	160,000	168,569
		1,049,688
Consumer Non-Cyclical — 1.44%
HCA
5.375% 2/1/25	120,000	133,058
5.875% 2/1/29	350,000	412,368

JBS USA LUX 144A 5.50% 1/15/30 #	250,000	272,187
Pilgrim's Pride
144A 5.75% 3/15/25 #	160,000	164,000
144A 5.875% 9/30/27 #	117,000	123,743
Tenet Healthcare
5.125% 5/1/25	90,000	89,185
6.875% 11/15/31	230,000	230,819
		1,425,360
Energy — 4.07%
Cheniere Energy Partners
4.50% 10/1/29	100,000	102,101
5.25% 10/1/25	330,000	336,270

CNX Resources 144A 7.25% 3/14/27 #	160,000	169,003
Continental Resources 5.00% 9/15/22	450,000	443,700
Crestwood Midstream Partners 144A 5.625% 5/1/27 #	370,000	324,906
DCP Midstream Operating 5.125% 5/15/29	330,000	328,706
Genesis Energy 6.50% 10/1/25	270,000	224,606
Marathon Oil 4.40% 7/15/27	130,000	130,645
Murphy Oil
5.875% 12/1/27	325,000	256,756
6.875% 8/15/24	160,000	143,400

    13

Schedule of investments
Delaware Global Listed Real Assets Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

NuStar Logistics 6.375% 10/1/30	125,000	$126,016
Occidental Petroleum
2.70% 2/15/23	307,000	275,341
3.00% 2/15/27	70,000	52,981
6.625% 9/1/30	65,000	57,057

Southwestern Energy 7.75% 10/1/27	360,000	372,375
Targa Resources Partners
144A 4.875% 2/1/31 #	305,000	298,110
5.375% 2/1/27	170,000	171,244

WPX Energy 5.25% 10/15/27	205,000	205,943
		4,019,160
Real Estate Operating Companies/Developer — 0.16%
HAT Holdings I 144A 3.75% 9/15/30 #	160,000	160,600
		160,600
Transportation — 0.45%
DAE Funding 144A 5.75% 11/15/23 #	175,000	177,406
Delta Air Lines 144A 7.00% 5/1/25 #	240,000	262,154
		439,560
Utilities — 0.93%
Calpine 144A 5.00% 2/1/31 #	60,000	61,347
PG&E 5.25% 7/1/30	250,000	250,313
TerraForm Power Operating 144A 4.75% 1/15/30 #	210,000	225,792
Vistra Operations
144A 5.00% 7/31/27 #	120,000	125,520
144A 5.50% 9/1/26 #	120,000	124,350
144A 5.625% 2/15/27 #	120,000	125,275
		912,597
Total Corporate Bonds (cost $16,137,636)		16,273,910

Non-Agency Commercial Mortgage-Backed Securities — 2.25%
Citigroup Commercial Mortgage Trust Series 2019-C7 A4 3.102% 12/15/72	600,000	663,939
GS Mortgage Securities Trust Series 2017-GS6 B 3.869% 5/10/50	730,000	793,460
Morgan Stanley Capital I Trust Series 2016-BNK2 B 3.485% 11/15/49	740,000	760,972
Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,166,588)		2,218,371

14

		Principal amount°	Value (US $)

Loan Agreements — 3.40%
Calpine
2.40% (LIBOR01M + 2.25%) 1/15/24 •		125,840	$123,009
2.40% (LIBOR01M + 2.25%) 4/5/26 •		323,901	316,168

Calpine Construction Finance Tranche B 2.148% (LIBOR01M + 2.00%) 1/15/25 •		125,882	122,446
CenturyLink Tranche B 2.398% (LIBOR01M + 2.25%) 3/15/27 •		446,625	430,790
Charter Communications Operating Tranche B2 1.90% (LIBOR01M + 1.75%) 2/1/27 •		262,139	255,843
CSC Holdings 2.398% (LIBOR01M + 2.25%) 7/17/25 •		251,739	243,621
Frontier Communications Tranche B-1 6.00% (LIBOR03M + 2.75%) 6/17/24 •		383,032	376,903
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •		299,250	298,876
HCA Tranche B-12 1.898% (LIBOR01M + 1.75%) 3/13/25 •		346,500	345,448
HCA Tranche B13 1.898% (LIBOR01M + 1.75%) 3/18/26 •		167,874	167,409
Lamar Media Tranche B 1.643% (LIBOR01M + 1.50%) 2/5/27 •		169,139	162,938
LCPR Loan Financing 5.148% (LIBOR01M + 5.00%) 10/15/26 •		100,000	100,094
Telenet Financing Tranche AR 2.148% (LIBOR01M + 2.00%) 4/30/28 •		255,000	246,673
Vistra Operations 1.90% (LIBOR01M + 1.75%) 12/31/25 •		168,603	165,020
Total Loan Agreements (cost $3,420,651)			3,355,238

Sovereign Bonds — 9.09%Δ
Australia — 0.26%
Australia Government Bonds
0.75% 11/21/27	AUD	300,747	245,400
2.50% 9/20/30	AUD	14,633	16,519
			261,919
Canada — 0.61%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	328,323	375,542
4.25% 12/1/26	CAD	229,640	227,239
			602,781
    15

Schedule of investments
Delaware Global Listed Real Assets Fund
		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
France — 1.22%
French Republic Government Bond OAT
0.10% 3/1/25	EUR	217,302	$263,607
0.10% 3/1/28	EUR	445,352	559,108
144A 1.80% 7/25/40 #	EUR	99,096	186,763
3.15% 7/25/32	EUR	106,979	192,760
			1,202,238
Germany — 0.52%
Deutsche Bundesrepublik Inflation Linked Bond
0.10% 4/15/26	EUR	406,582	511,282
			511,282
Italy — 1.23%
Italy Buoni Poliennali Del Tesoro
0.10% 5/15/23	EUR	689,761	813,284
144A 2.55% 9/15/41 #	EUR	72,490	120,421
144A 3.10% 9/15/26 #	EUR	202,317	281,674
			1,215,379
Japan — 0.32%
Japanese Government CPI Linked Bond
0.10% 3/10/29	JPY	33,095,697	315,104
			315,104
Spain — 0.46%
Spain Government Inflation Linked Bond
0.15% 11/30/23	EUR	375,724	453,331
			453,331
United Kingdom — 4.47%
United Kingdom Gilt Inflation Linked
0.125% 3/22/29	GBP	145,773	244,947
0.125% 3/22/44	GBP	203,258	466,563
0.125% 3/22/46	GBP	205,933	490,307
0.125% 3/22/58	GBP	104,305	312,770
0.125% 3/22/68	GBP	149,175	564,799
0.25% 3/22/52	GBP	107,844	296,024
0.625% 3/22/40	GBP	227,571	525,876
1.125% 11/22/37	GBP	129,071	305,592
1.25% 11/22/32	GBP	272,860	567,492
1.875% 11/22/22	GBP	446,385	638,887
			4,413,257
Total Sovereign Bonds (cost $8,386,584)			8,975,291

16

	Principal amount°	Value (US $)

US Treasury Obligations — 4.08%
US Treasury Inflation Indexed Bonds
1.00% 2/15/49	222,076	$301,593
1.375% 2/15/44	275,467	384,219
2.125% 2/15/40	132,280	199,287
US Treasury Inflation Indexed Notes
0.25% 7/15/29	973,443	1,076,980
0.50% 1/15/28	302,737	336,301
0.625% 4/15/23	619,469	643,885
0.625% 1/15/26	992,258	1,085,824
Total US Treasury Obligations (cost $3,715,418)		4,028,089
	Number of shares
Common STOC1k — 63.58%
Consumer Staples — 2.05%
Archer-Daniels-Midland	10,921	504,987
Bunge	22,434	1,272,681
Sanderson Farms	1,946	249,029
		2,026,697
Energy — 9.22%
Cheniere Energy †	22,541	1,079,038
Chevron	11,456	796,192
Concho Resources	6,110	253,626
Denbury †	15,748	261,259
Enbridge	36,451	1,004,366
EQT	51,952	786,553
Equinor ADR	37,461	480,625
Euronav	97,008	713,979
Navigator Holdings †	33,858	231,927
Overseas Shipholding Group Class A †	117,375	224,186
Schlumberger	42,309	632,096
Suncor Energy	61,340	691,991
TC Energy	25,416	1,000,387
Valero Energy	24,462	944,478
		9,100,703
Financials — 1.04%
Uranium Participation †	341,124	1,024,166
		1,024,166
Industrials — 10.90%
Aena SME 144A #, †	7,758	1,045,280
ALEATICA	1,076,976	1,015,972
Arcosa	25,680	1,185,646
    17

Schedule of investments
Delaware Global Listed Real Assets Fund
	Number of shares	Value (US $)
Common STOC1k (continued)
Industrials (continued)
Atlantia †	65,359	$1,003,297
Atlas Arteria	235,313	932,091
Enav 144A #	295,637	1,025,851
Sacyr	519,698	883,803
Sydney Airport	242,907	931,326
TPI Composites †	21,458	710,689
Transurban Group	104,550	990,055
Vinci	13,061	1,031,625
		10,755,635
Materials — 10.47%
Acadian Timber	80,853	925,474
Air Products and Chemicals	2,057	568,226
Barrick Gold	44,255	1,183,189
CF Industries Holdings	18,667	515,396
Compass Minerals International	16,932	1,022,354
FMC	8,092	831,372
Hudbay Minerals	282,682	1,280,550
Louisiana-Pacific	12,131	346,704
Newmont	25,755	1,618,444
Nutrien	29,547	1,201,972
Steel Dynamics	15,938	501,728
West Fraser Timber	7,352	340,974
		10,336,383
Real Estate Operating Companies/Developer — 2.35%
Castellum	11,371	236,752
CK Asset Holdings	65,000	301,827
Grainger	40,368	146,246
Kojamo	10,315	212,620
Mitsubishi Estate	24,200	360,964
Mitsui Fudosan	9,800	166,870
New World Development	21,031	100,410
Nyfosa †	17,105	141,428
Sun Hung Kai Properties	32,500	418,334
Tokyo Tatemono	7,996	91,964
Wihlborgs Fastigheter	8,000	144,196
		2,321,611
REIT Diversified — 2.52%
Activia Properties	61	220,394
Ascendas Real Estate Investment Trust	41,500	87,570
Charter Hall Group	25,017	216,911
Fastighets Balder Class B †	3,604	169,618
18

	Number of shares	Value (US $)
Common STOC1k (continued)
REIT Diversified (continued)
Inmobiliaria Colonial Socimi	4,073	$28,994
Mapletree Logistics Trust	141,900	202,703
NIPPON REIT Investment	61	195,860
Weyerhaeuser	49,897	1,361,689
		2,483,739
REIT Healthcare — 1.78%
Alexandria Real Estate Equities	2,834	429,408
Assura	233,658	230,660
Healthcare Realty Trust	6,856	190,597
Healthpeak Properties	14,267	384,781
Omega Healthcare Investors	4,498	129,587
Sabra Health Care REIT	11,461	150,827
Welltower	4,566	245,514
		1,761,374
REIT Hotel — 0.33%
Host Hotels & Resorts	6,845	71,736
VICI Properties	11,076	254,194
		325,930
REIT Industrial — 3.12%
Americold Realty Trust	7,298	264,407
Duke Realty	4,229	160,660
GLP J-REIT	146	225,081
Goodman Group	28,791	372,646
Granite Real Estate Investment Trust	3,703	207,621
Industrial & Infrastructure Fund Investment	110	187,252
Mapletree Industrial Trust	93,100	207,487
Prologis	10,724	1,063,821
Rexford Industrial Realty	4,583	212,926
Segro	14,805	172,992
		3,074,893
REIT Information Technology — 1.56%
American Tower	879	201,862
Digital Realty Trust	3,979	574,170
Equinix	212	155,023
QTS Realty Trust Class A	4,761	292,849
SBA Communications	1,087	315,632
		1,539,536
REIT Mall — 0.46%
Simon Property Group	7,238	454,619
		454,619
    19

Schedule of investments
Delaware Global Listed Real Assets Fund
	Number of shares	Value (US $)
Common STOC1k (continued)
REIT Manufactured Housing — 0.71%
Equity LifeStyle Properties	5,419	$320,750
Sun Communities	2,741	377,244
		697,994
REIT Multifamily — 2.76%
Apartment Investment and Management Class A	3,159	100,772
AvalonBay Communities	2,536	352,834
Bluerock Residential Growth REIT	12,327	106,752
Camden Property Trust	751	69,272
Daiwa Securities Living Investments	270	263,742
Deutsche Wohnen	4,894	247,015
Equity Residential	7,540	354,229
Essex Property Trust	1,589	325,094
Killam Apartment Real Estate Investment Trust	12,565	150,991
UDR	3,662	114,401
Vonovia	9,961	636,144
		2,721,246
REIT Office — 1.25%
Boston Properties	3,376	244,456
Daiwa Office Investment	22	119,386
Equity Commonwealth	6,246	165,019
Highwoods Properties	5,312	158,138
Kilroy Realty	5,778	272,028
Piedmont Office Realty Trust Class A	8,763	100,074
SL Green Realty	3,989	170,769
		1,229,870
REIT Retail — 0.37%
Japan Retail Fund Investment	126	181,618
Link REIT	23,900	182,401
		364,019
REIT Self-Storage — 0.50%
Extra Space Storage	3,278	380,084
Public Storage	515	117,971
		498,055
REIT Shopping Center — 0.11%
Regency Centers	1,782	63,421
SITE Centers	6,192	42,168
		105,589
20

	Number of shares	Value (US $)
Common STOC1k (continued)
REIT Single Tenant — 0.33%
Four Corners Property Trust	6,045	$153,180
Spirit Realty Capital	5,672	170,444
		323,624
REIT Specialty — 0.87%
Civitas Social Housing	100,000	134,743
Innovative Industrial Properties	1,511	176,228
Invitation Homes	20,262	552,342
		863,313
Utilities — 10.88%
Atmos Energy	9,484	869,398
Hydro One 144A #	44,116	963,910
Infraestructura Energetica Nova †	289,949	969,436
National Grid	84,477	1,004,895
PPL	36,318	998,745
Sempra Energy	7,778	975,050
Severn Trent	31,529	992,286
Snam	202,521	987,509
Spark Infrastructure Group	706,734	986,225
Terna Rete Elettrica Nazionale	147,115	993,289
United Utilities Group	89,657	1,002,261
		10,743,004
Total Common STOC1k (cost $64,423,860)		62,752,000

Master Limited Partnerships — 0.43%
Enviva Partners	9,980	427,643
Total Master Limited Partnerships (cost $371,090)		427,643

Rights — 0.00%
Mapletree Logistics Trust †	2,696	0
Total Rights (cost $0)		0

Short-Term Investments — 0.50%
Money Market Mutual Funds — 0.50%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	122,896	122,896
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	122,896	122,896
    21

Schedule of investments
Delaware Global Listed Real Assets Fund
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	122,896	$122,896
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	122,896	122,896
Total Short-Term Investments (cost $491,584)		491,584
Total Value of Securities—99.88% (cost $99,171,003)		$98,579,778
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2020, the aggregate value of Rule 144A securities was $13,075,991, which represents 13.25% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
Δ	Securities have been classified by country of origin.
†	Non-income producing security.
22

The following foreign currency exchange contracts were outstanding at October 31, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	CAD	(30,000)	USD	22,772	1/15/21	$246	$—
CITI	EUR	(11,000)	USD	13,059	1/15/21	224	—
JPMCB	AUD	(342,318)	USD	249,358	1/15/21	8,643	—
JPMCB	CAD	(788,940)	USD	598,968	1/15/21	6,566	—
JPMCB	EUR	(2,892,988)	USD	3,442,075	1/15/21	66,216	—
JPMCB	GBP	(44,400)	USD	57,475	11/2/20	—	(46)
JPMCB	GBP	(3,443,204)	USD	4,410,203	1/15/21	—	(53,174)
JPMCB	JPY	(33,309,397)	USD	315,910	1/15/21	—	(2,624)
Total Foreign Currency Exchange Contracts						$81,895	$(55,844)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
ADR – American Depositary Receipt
CITI – Citigroup
CPI – Consumer Price Index
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPMCB – JPMorgan Chase Bank
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
OAT – Obligations Assimilables du Tresor
PIK – Payment-in-kind
REIT – Real Estate Investment Trust
Summary of currencies:
AUD – Australian Dollar
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
    23

Schedule of investments
Delaware Global Listed Real Assets Fund
Summary of currencies: (continued)
JPY – Japanese Yen
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.
24

Statement of assets and liabilities
Delaware Global Listed Real Assets Fund	October 31, 2020
Assets:
Investments, at value*	$98,579,778
Cash	35,388
Foreign currencies, at valueΔ	63,548
Receivable for securities sold	46,795
Dividends and interest receivable	302,557
Foreign tax reclaims receivable	1,714
Receivable for fund shares sold	264,347
Unrealized appreciation on foreign currency exchange contracts	81,895
Total Assets	99,376,022
Liabilities:
Payable for fund shares redeemed	406,305
Payable for securities purchased	74,064
Unrealized depreciation on foreign currency exchange contracts	55,844
Investment management fees payable to affiliates	48,052
Reports and statements to shareholders expenses payable to non-affiliates	24,314
Other accrued expenses	22,909
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	15,655
Distribution fees payable to affiliates	12,493
Accounting and administration fees payable to non-affiliates	10,600
Audit and tax fees payable	4,850
Legal fees payable to affiliates	1,011
Dividend disbursing and transfer agent fees and expenses payable to affiliates	805
Accounting and administration expenses payable to affiliates	636
Trustees' fees and expenses payable to affiliates	403
Reports and statements to shareholders expenses payable to affiliates	101
Total Liabilities	678,042
Total Net Assets	$98,697,980

Net Assets Consist of:
Paid-in capital	$106,778,231
Total distributable earnings (loss)	(8,080,251)
Total Net Assets	$98,697,980
    25

Statement of assets and liabilities
Delaware Global Listed Real Assets Fund
Net Asset Value

Class A:
Net assets	$38,878,651
Shares of beneficial interest outstanding, unlimited authorization, no par	3,401,435
Net asset value per share	$11.43
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.13

Class C:
Net assets	$2,302,421
Shares of beneficial interest outstanding, unlimited authorization, no par	202,160
Net asset value per share	$11.39

Class R:
Net assets	$4,148,765
Shares of beneficial interest outstanding, unlimited authorization, no par	363,475
Net asset value per share	$11.41

Institutional Class:
Net assets	$46,769,293
Shares of beneficial interest outstanding, unlimited authorization, no par	4,071,305
Net asset value per share	$11.49

Class R6:
Net assets	$6,598,850
Shares of beneficial interest outstanding, unlimited authorization, no par	575,478
Net asset value per share	$11.47
*Investments, at cost	$99,171,003
ΔForeign currencies, at cost	63,507
See accompanying notes, which are an integral part of the financial statements.
26

Statement of operations
Delaware Global Listed Real Assets Fund	Year ended October 31, 2020
Investment Income:
Dividends	$2,088,194
Interest	1,109,981
Foreign tax withheld	(117,366)
3,080,809

Expenses:
Management fees	772,487
Distribution expenses — Class A	109,973
Distribution expenses — Class C	33,157
Distribution expenses — Class R	22,177
Legal fees	133,897
Dividend disbursing and transfer agent fees and expenses	130,015
Registration fees	74,147
Reports and statements to shareholders expenses	67,915
Accounting and administration expenses	55,951
Audit and tax fees	38,475
Custodian fees	24,395
Trustees' fees and expenses	5,777
Other	46,146
1,514,512
Less expenses waived	(201,492)
Less expenses paid indirectly	(1,751)
Total operating expenses	1,311,269
Net Investment Income	1,769,540
    27

Statement of operations
Delaware Global Listed Real Assets Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(7,408,659)
Foreign currencies	55,953
Foreign currency exchange contracts	(124,920)
Futures contracts	8,624
Options purchased	28,523
Net realized loss	(7,440,479)

Net change in unrealized appreciation (depreciation) of:
Investments	(3,304,411)
Foreign currencies	(118)
Foreign currency exchange contracts	58,258
Futures contracts	35
Options purchased	(235)
Net change in unrealized appreciation (depreciation)	(3,246,471)
Net Realized and Unrealized Loss	(10,686,950)
Net Decrease in Net Assets Resulting from Operations	$(8,917,410)
See accompanying notes, which are an integral part of the financial statements.
28

Statements of changes in net assets
Delaware Global Listed Real Assets Fund
	Year ended
	10/31/20	10/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,769,540	$939,104
Net realized gain (loss)	(7,440,479)	11,430,255
Net change in unrealized appreciation (depreciation)	(3,246,471)	2,048,321
Net increase (decrease) in net assets resulting from operations	(8,917,410)	14,417,680

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,745,688)	(844,447)
Class C	(118,337)	(44,170)
Class R	(166,430)	(75,055)
Institutional Class	(1,899,985)	(244,872)
Class R6	(199,625)	(102,244)
	(4,130,065)	(1,310,788)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,295,906	1,999,130
Class C	148,905	364,260
Class R	680,867	835,007
Institutional Class	57,798,443	1,973,939
Class R6	2,483,801	116,008

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,721,119	818,760
Class C	114,957	43,565
Class R	166,429	75,055
Institutional Class	1,894,914	241,619
Class R6	190,525	102,244
	67,495,866	6,569,587
    29

Statements of changes in net assets
Delaware Global Listed Real Assets Fund
	Year ended
	10/31/20	10/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(10,576,342)	$(10,817,762)
Class C	(1,605,277)	(1,866,085)
Class R	(1,100,917)	(1,730,581)
Institutional Class	(19,767,429)	(5,482,400)
Class R6	(898,258)	(569,825)
	(33,948,223)	(20,466,653)
Increase (decrease) in net assets derived from capital share transactions	33,547,643	(13,897,066)
Net Increase (Decrease) in Net Assets	20,500,168	(790,174)

Net Assets:
Beginning of year	78,197,812	78,987,986
End of year	$98,697,980	$78,197,812
See accompanying notes, which are an integral part of the financial statements.
30

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Financial highlights
Delaware Global Listed Real Assets Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
32

Year ended
10/31/20	10/31/19[1]	10/31/18	10/31/17	10/31/16
$12.88	$10.87	$11.36	$14.28	$15.54

0.19	0.14	0.19	0.08	0.18
(1.18)	2.07	(0.21)	0.03	0.41
(0.99)	2.21	(0.02)	0.11	0.59

(0.14)	(0.20)	(0.16)	(0.21)	(0.24)
(0.32)	—	(0.26)	(2.82)	(1.61)
—	—	(0.05)	—	—
(0.46)	(0.20)	(0.47)	(3.03)	(1.85)

$11.43	$12.88	$10.87	$11.36	$14.28

(7.86%)[4]	20.55%[4]	(0.26%)[4]	0.90%	4.24%

$38,879	$51,133	$50,627	$65,824	$86,129
1.37%	1.42%	1.39%	1.44%	1.33%
1.57%	1.58%	1.41%	1.44%	1.33%
1.62%	1.21%	1.76%	0.71%	1.24%
1.42%	1.05%	1.74%	0.71%	1.24%
84%	125%	120%	145%	111%
33

Financial highlights
Delaware Global Listed Real Assets Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions
Net asset value, end of period
Total return[4]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
34

Year ended
10/31/20	10/31/19[1]	10/31/18	10/31/17	10/31/16
$12.85	$10.85	$11.31	$14.24	$15.50

0.10	0.05	0.11	—[3]	0.07
(1.17)	2.07	(0.21)	0.02	0.42
(1.07)	2.12	(0.10)	0.02	0.49

(0.07)	(0.12)	(0.05)	(0.13)	(0.14)
(0.32)	—	(0.26)	(2.82)	(1.61)
—	—	(0.05)	—	—
(0.39)	(0.12)	(0.36)	(2.95)	(1.75)
$11.39	$12.85	$10.85	$11.31	$14.24
(8.55%)[5]	19.64%[5]	(0.99%)[5]	0.13%	3.53%

$2,302	$4,082	$4,810	$13,331	$20,598
2.12%	2.17%	2.14%	2.19%	2.08%
2.32%	2.33%	2.16%	2.19%	2.08%
0.87%	0.46%	1.01%	(0.04%)	0.49%
0.67%	0.30%	0.99%	(0.04%)	0.49%
84%	125%	120%	145%	111%
35

Financial highlights
Delaware Global Listed Real Assets Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
36

Year ended
10/31/20	10/31/19[1]	10/31/18	10/31/17	10/31/16
$12.87	$10.86	$11.35	$14.27	$15.53

0.16	0.11	0.17	0.05	0.15
(1.18)	2.07	(0.22)	0.04	0.41
(1.02)	2.18	(0.05)	0.09	0.56

(0.12)	(0.17)	(0.13)	(0.19)	(0.21)
(0.32)	—	(0.26)	(2.82)	(1.61)
—	—	(0.05)	—	—
(0.44)	(0.17)	(0.44)	(3.01)	(1.82)

$11.41	$12.87	$10.86	$11.35	$14.27

(8.14%)[4]	20.30%[4]	(0.54%)[4]	0.66%	4.00%

$4,149	$4,966	$4,934	$7,885	$12,573
1.62%	1.67%	1.64%	1.69%	1.58%
1.82%	1.83%	1.66%	1.69%	1.58%
1.37%	0.96%	1.51%	0.46%	0.99%
1.17%	0.80%	1.49%	0.46%	0.99%
84%	125%	120%	145%	111%
37

Financial highlights
Delaware Global Listed Real Assets Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions
Net asset value, end of period
Total return[4]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
38

Year ended
10/31/20	10/31/19[1]	10/31/18	10/31/17	10/31/16
$12.94	$10.91	$11.41	$14.33	$15.57

0.22	0.17	0.22	0.12	0.21
(1.19)	2.09	(0.22)	0.02	0.44
(0.97)	2.26	—[3]	0.14	0.65

(0.16)	(0.23)	(0.19)	(0.24)	(0.28)
(0.32)	—	(0.26)	(2.82)	(1.61)
—	—	(0.05)	—	—
(0.48)	(0.23)	(0.50)	(3.06)	(1.89)
$11.49	$12.94	$10.91	$11.41	$14.33
(7.63%)[5]	20.94%[5]	(0.08%)[5]	1.14%	4.60%

$46,769	$12,621	$13,741	$16,988	$38,720
1.12%	1.17%	1.14%	1.19%	1.08%
1.32%	1.33%	1.16%	1.19%	1.08%
1.87%	1.46%	2.01%	0.96%	1.49%
1.67%	1.30%	1.99%	0.96%	1.49%
84%	125%	120%	145%	111%
39

Financial highlights
Delaware Global Listed Real Assets Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[3]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions
Net asset value, end of period
Total return[4]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	Portfolio turnover is representative of the Fund for the entire year.
See accompanying notes, which are an integral part of the financial statements.
40

Year ended				8/31/16[1] to 10/31/16
10/31/20	10/31/19[2]	10/31/18	10/31/17
$12.91	$10.89	$11.41	$14.33	$15.43

0.23	0.18	0.24	0.13	0.29
(1.18)	2.08	(0.23)	0.03	(1.33)
(0.95)	2.26	0.01	0.16	(1.04)

(0.17)	(0.24)	(0.22)	(0.26)	(0.06)
(0.32)	—	(0.26)	(2.82)	—
—	—	(0.05)	—	—
(0.49)	(0.24)	(0.53)	(3.08)	(0.06)
$11.47	$12.91	$10.89	$11.41	$14.33
(7.51%)[5]	21.00%[5]	0.09%[5]	1.28%	(6.79%)

$6,599	$5,396	$4,876	$21,155	$2
1.02%	1.07%	1.01%	1.04%	0.93%
1.22%	1.23%	1.03%	1.04%	0.93%
1.97%	1.56%	2.14%	1.11%	1.97%
1.77%	1.40%	2.12%	1.11%	1.97%
84%	125%	120%	145%	111%[7]
41

Notes to financial statements
Delaware Global Listed Real Assets Fund	October 31, 2020
Delaware Global Listed Real Assets Fund (Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, subaccounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. This report contains information relating only to Delaware Global Listed Real Assets Fund. All other series of Delaware Pooled Trust, the Macquarie Institutional Portfolios, are included in a separate report.
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services − Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Fund.
Security Valuation — Equity securities, except those traded on the Nasdaq STOC1k Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York STOC1k Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement
42

prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken or expected to be taken on the Fund's federal income tax returns through the year ended October 31, 2020 and for all open tax years (years ended
October 31, 2017–October 31, 2019), and has concluded that no provision for federal income tax is required in any Fund's financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended October 31, 2020, the Fund did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses),
    43

Notes to financial statements
Delaware Global Listed Real Assets Fund
1. Significant Accounting Policies (continued)
attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Distributions received from investments in limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2020, the Fund earned $1,464 under this arrangement.
The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing
44

and transfer agent fees and expenses” with the corresponding expenses offset included under
“Less expenses paid indirectly.” For the year ended October 31, 2020, the Fund earned $287 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.
DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 1.15% of the Fund’s average daily net assets for all share classes other than Class R6 and 1.00% of the Fund’s average daily net assets of the Class R6 shares from November 1, 2019 through October 31, 2020.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements may be terminated only by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. For these services, DMC, not the Fund, pays MIMAK a fee, which is 0.18% of the average daily net assets of the Fund.
DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended October 31, 2020, the Fund was charged $7,514 for these services.
    45

Notes to financial statements
Delaware Global Listed Real Assets Fund
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
(continued)
DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2020, the Fund was charged $9,484 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund.
Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended October 31, 2020, the Fund was charged $31,971 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under
“Legal fees.”
For the year ended October 31, 2020, DDLP earned $1,537 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2020, DDLP received gross CDSC commissions of
$11 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.
Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.
In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from February 28, 2019 through March 1, 2021.
46

3. Investments
For the year ended October 31, 2020, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than US government securities	$110,817,133
Purchases of US government securities	6,792,133
Sales other than US government securities	76,562,683
Sales of US government securities	7,536,079
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$100,458,843
Aggregate unrealized appreciation of investments and derivatives	$5,880,280
Aggregate unrealized depreciation of investments and derivatives	(7,733,294)
Net unrealized depreciation of investments and derivatives	$(1,853,014)
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
    47

Notes to financial statements
Delaware Global Listed Real Assets Fund
3. Investments (continued)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2020:
	Level 1	Level 2	Total
Securities
Assets:
Common STOC1k
Consumer Staples	$2,026,697	$—	$2,026,697
Energy	9,100,703	—	9,100,703
Financials	1,024,166	—	1,024,166
Industrials	2,912,307	7,843,328	10,755,635
Materials	10,336,383	—	10,336,383
Real Estate Operating Companies/Developer	—	2,321,611	2,321,611
REIT Diversified	1,361,689	1,122,050	2,483,739
REIT Healthcare	1,761,374	—	1,761,374
REIT Hotel	325,930	—	325,930
REIT Industrial	1,909,435	1,165,458	3,074,893
REIT Information Technology	1,539,536	—	1,539,536
REIT Mall	454,619	—	454,619
REIT Manufactured Housing	697,994	—	697,994
REIT Multifamily	1,574,345	1,146,901	2,721,246
REIT Office	1,110,484	119,386	1,229,870
REIT Retail	—	364,019	364,019
REIT Self-Storage	498,055	—	498,055
REIT Shopping Center	105,589	—	105,589
REIT Single Tenant	323,624	—	323,624
REIT Specialty	728,570	134,743	863,313
Utilities	4,776,539	5,966,465	10,743,004
Convertible Bond	—	57,652	57,652
Corporate Bonds	—	16,273,910	16,273,910
Loan Agreements	—	3,355,238	3,355,238
48

	Level 1	Level 2	Total
Master Limited Partnerships	$427,643	$—	$427,643
Non-Agency Commercial Mortgage-Backed Securities	—	2,218,371	2,218,371
Rights	—	—	—
Sovereign Bonds	—	8,975,291	8,975,291
US Treasury Obligations	—	4,028,089	4,028,089
Short-Term Investments	491,584	—	491,584
Total Value of Securities	$43,487,266	$55,092,512	$98,579,778

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$81,895	$81,895
Liabilities:
Foreign Currency Exchange Contracts	$—	$(55,844)	$(55,844)
[1]Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
During the year ended October 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund's net assets. During the year ended October 31, 2020, there were no Level 3 investments.
    49

Notes to financial statements
Delaware Global Listed Real Assets Fund
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2020 and 2019 were as follows:
	Year ended
	10/31/20	10/31/19
Ordinary income	$2,361,787	$1,310,788
Long-term capital gains	1,768,278	—
Total	$4,130,065	$1,310,788
5. Components of Net Assets on a Tax Basis
As of October 31, 2020, the components of net assets on a tax basis were as follows:
Shares of beneficial interest	$106,778,231
Undistributed ordinary income	360,451
Capital loss carryforwards	(6,587,688)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(1,853,014)
Net assets	$98,697,980
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, tax recognition of unrealized gain on passive foreign investment companies, and market discount and premium on debt instruments.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expense. Results of operations and net assets were not affected by these reclassifications. For year ended October 31, 2020, the Fund recorded the following reclassifications:
Paid-in capital	$(75)
Total distributable earnings (loss)	75
At October 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:
Loss carryforward character
Short-term	Long-term	Total
$ 5,537,818	$ 1,049,870	$ 6,587,688
50

6. Capital Shares
Transactions in capital shares were as follows:
	Year ended
	10/31/20	10/31/19
Shares sold:
Class A	194,483	170,099
Class C	12,696	31,736
Class R	56,811	72,342
Institutional Class	4,639,833	166,284
Class R6	215,919	9,911

Shares issued upon reinvestment of dividends and distributions:
Class A	142,428	71,100
Class C	9,310	3,864
Class R	13,696	6,542
Institutional Class	156,940	20,904
Class R6	15,880	8,817
	5,457,996	561,599

Shares redeemed:
Class A	(905,111)	(929,775)
Class C	(137,516)	(161,337)
Class R	(92,886)	(147,272)
Institutional Class	(1,700,957)	(470,694)
Class R6	(74,264)	(48,524)
	(2,910,734)	(1,757,602)
Net increase (decrease)	2,547,262	(1,196,003)
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended October 31, 2020 and 2019, the Fund had the following exchange transactions:
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended
10/31/20	7,530	5,831	5,109	8,190	$155,178
Year ended
10/31/19	1,320	2,470	2,463	1,314	44,663
    51

Notes to financial statements
Delaware Global Listed Real Assets Fund
7. Line of Credit
The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The amount available under the Agreement was increased to $275,000,000 on May 6, 2020. The Agreement is to be used as described below and operates in substantially the same manner as the original Agreement. The line of credit available under the Agreement expires on November 2, 2020.
Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit.
The Fund had no amounts outstanding as of October 31, 2020, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts —  The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
52

During the year ended October 31, 2020, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date, to hedge the US dollar value of securities the Fund already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at October 31, 2020.
During the year ended October 31, 2020, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the
    53

Notes to financial statements
Delaware Global Listed Real Assets Fund
8. Derivatives (continued)
Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at October 31, 2020.
During the year ended October 31, 2020, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and to adjust the Fund’s overall exposure to certain markets.
Fair values of derivative instruments as of October 31, 2020 were as follows:
Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts
Unrealized appreciation of foreign currency exchange contracts	$81,895
Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts
Unrealized depreciation on foreign currency exchange contracts	$(55,844)
The effect of derivative instruments on the “Statement of operations” for the year ended October 31, 2020 was as follows:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Total
Currency contracts	$(124,920)	$—	$—	$(124,920)
Interest rate contracts	—	8,624	28,523	37,147
Total	$(124,920)	$8,624	$28,523	$(87,773)
54

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Total
Currency contracts	$58,258	$—	$—	$58,258
Interest rate contracts	—	35	(235)	(200)
Total	$58,258	$35	$(235)	$58,058
The table below summarizes the average balance of derivative holdings by the Fund during the year ended October 31, 2020:
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$305,429	$9,070,283
Futures contracts (average notional value)	363,311	122,132
Options contracts (average notional value)	695	—
9. Offsetting
The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”
    55

Notes to financial statements
Delaware Global Listed Real Assets Fund
9. Offsetting (continued)
At October 31, 2020, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Citigroup Global Markets	$470	$—	$470
JPMorgan Chase Bank, National Association	81,425	(55,844)	25,581
Total	$81,895	$(55,844)	$26,051
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Citigroup Global Markets	$470	$—	$—	$—	$—	$470
JPMorgan Chase Bank, National Association	25,581	—	—	—	—	25,581
Total	$26,051	$	$	$		$$26,051
(a)The value of the related collateral exceeded the value of the derivatives as of October 31, 2020, as applicable.
(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
10. Securities Lending
The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
56

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.
The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.
During the year ended October 31, 2020, the Fund had no securities out on loan.
11. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.
The value of the Fund’s shares will be affected by factors particular to real estate, infrastructure, natural resources, and inflation-linked securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.
    57

Notes to financial statements
Delaware Global Listed Real Assets Fund
11. Credit and Market Risk (continued)
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships).
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The investment team does not plan to always implement exposure to commodities in the Fund, however, they will consider holding commodity ETFs in market scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.
The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.
Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation
58

risk, and financing risk. Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy, and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure, and other markets.
High yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.
Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including those due to commodity production, volumes, commodity prices, weather conditions, terrorist attacks, etc. They are also subject to significant federal, state, and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If the Fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro interbank offered rate (Euribor) or the euro overnight index average (EONIA), which are also the subject of recent reform.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there
    59

Notes to financial statements
Delaware Global Listed Real Assets Fund
11. Credit and Market Risk (continued)
is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received
60

upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
12. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
13. Recent Accounting Pronouncements
In March 2017, FASB issued Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to each Fund’s net assets at the end of the period is not material.
In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for
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Notes to financial statements
Delaware Global Listed Real Assets Fund
13. Recent Accounting Pronouncements (continued)
fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.
14. Subsequent Events
On November 2, 2020, the Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described in Note 7. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the agreement expires on November 1, 2021.
On November 18, 2020, the Board of Trustees of the Fund (the “Board”) approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG ("MIMAK"), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited to provide discretionary portfolio management and trading for fixed income securities, as well as MIMAK’s enhanced ability to invest in derivatives and exchange-traded funds (ETFs) for the Fund.
Management has determined that no other material events or transactions occurred subsequent to October 31, 2020, that would require recognition or disclosure in the Fund's financial statements.
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Report of independent registered public accounting firm
To the Board of Trustees of Delaware Pooled® Trust and Shareholders of Delaware Global Listed Real Assets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Global Listed Real Assets Fund (one of the series constituting Delaware Pooled® Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2020
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.
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Other Fund information (Unaudited)
Delaware Global Listed Real Assets Fund
Liquidity Risk Management Program
The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage a fund’s “liquidity risk,” defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.
The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for the Fund.
As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories
(Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).
In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.
At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs.
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Tax Information
The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the
Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended October 31, 2020, the Fund reports distributions paid during the year as follows:
(A) Long-Term Capital Gain Distributions (Tax Basis)	42.81%
(B) Ordinary Income Distributions (Tax Basis)*	57.19%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	15.30%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on the Fund’s ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 59.62%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Global Listed Real Assets Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Global Listed Real Assets Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services
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Other Fund information (Unaudited)
Delaware Global Listed Real Assets Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Global Listed Real Assets Fund at a meeting held August 11-13, 2020 (continued)
provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Fund. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics; and
66

adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
The Performance Universe for the Fund consisted of the Fund and all retail and institutional real return funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
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Other Fund information (Unaudited)
Delaware Global Listed Real Assets Fund
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Global Listed Real Assets Fund at a meeting held August 11-13, 2020 (continued)
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Fund and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.
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Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
    69

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
70

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None
    71

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)
72

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)
    73

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
74

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
    75

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.
76

About the organization
Board of trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds®
by Macquarie
Philadelphia, PA
Jerome D. Abernathy
Managing Member
Stonebrook Capital
Management, LLC
Jersey City, NJ
Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA
Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY
Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Funds
by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and
Treasurer
Delaware Funds
by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds
by Macquarie
Philadelphia, PA
This annual report is for the information of Delaware Global Listed Real Assets Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.
    77

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

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customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited
    This page is not part of the annual report.    ii

Delaware Funds® by Macquarie privacy practices notice
Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
Revised February 2020

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Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund1
• Delaware Growth and Income Fund1
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund2
• Delaware Small Cap Core Fund3
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On November 18, 2020, the Board of Trustees of Delaware Group Equity Funds IV (the “Board”) approved the replacement of the Fund's current portfolio managers with the Global Systematic Investment team of the Fund's current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund's investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing.
This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus.
A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

        This page is not part of the annual report.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
2On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
3Closed to certain new investors.
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Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at
delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Fund is governed by US laws and regulations.
(1435666)
AR-095-1220

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $231,810 for the fiscal year ended October 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $237,130 for the fiscal year ended October 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $41,230 for the fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $41,230 for the fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,607,000 and $9,955,000 for the registrant’s fiscal years ended October 31, 2020 and October 31, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE POOLED® TRUST

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 4, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 4, 2021